Exhibit 10.32

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

KRATON POLYMERS NEDERLAND B.V.

and

SHELL NEDERLAND RAFFINADERIJ B.V.

FIRST AMENDED AND RESTATED

SITE SERVICES, UTILITIES,

MATERIALS AND FACILITIES

AGREEMENT

Pernis SUMF Agreement (Kraton/SNR)

FIRST AMENDED AND RESTATED SITE SERVICES, UTILITIES,

MATERIALS AND FACILITIES AGREEMENT

THIS AGREEMENT AND RESTATED AGREEMENT made the 28 day of February, 2001 BETWEEN:

1.	KRATON POLYMERS NEDERLAND B.V., a company incorporated under the laws of The Netherlands with its registered office at Vondelingenweg 601, 3196 KK Vondelingenplaat, Rotterdam, The Netherlands (the “Purchaser”); and

2.	SHELL NEDERLAND RAFFINADERIJ B.V., a company incorporated under the laws of The Netherlands with its registered office at Vondelingenweg 601, 3196 KK Vondelingenplaat, Rotterdam, The Netherlands (the “Supplier”).

WHEREAS

(A)	The Supplier or Affiliates of the Supplier operate the Site;

(B)	The Purchaser owns the Plant;

(C)	The Parties have entered into a Site Services, Utilities, Materials and Facilities Agreement (the “SUMF Agreement”) dated October 29, 1999 for the supply and purchase of certain SUMF Items in connection with such operations and assets;

(D)	Shell Petroleum N.V. has entered into Transaction Documents with RK Polymers LLC (formerly known as Ripplewood Chemical Acquisition LLC), as the purchaser, for the sale of its interest in the shares of Kraton Polymers Holdings B.V. to such purchaser;

(E)	In connection with the closing of such sale transaction, the Parties want to amend and restate the SUMF Agreement as set forth below:

NOW, THEREFORE, the Parties agree as follows:

ARTICLE 1: DEFINITIONS

In this Agreement and the Schedules hereto:

“Affiliate” means in relation to the Supplier, N.V. Koninklijke Nederlandsche Petroleum Maatschappij, The “Shell” Transport and Trading Company, p.l.c. (together the “Parent Companies”) or any entity other than the Parties which is directly or indirectly affiliated with either or both of the Parent Companies.

In relation to the Purchaser, “Affiliate” means Kraton Polymers Holdings B.V. and any entity other than the Parties which is directly or indirectly affiliated with that company.

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In relation to any Third Party successors of the Parties, “Affiliate” means any entity which is directly or indirectly affiliated with that Third Party successor. For the purposes of this definition, a particular entity is:

(i)	directly affiliated with another entity or entities if the latter hold(s) or otherwise control(s) by proxy or agreement shares or other ownership interests carrying more than fifty percent (50%) of the votes exercisable at a general shareholders meeting (or its equivalent) of the entity in question; and

(ii)	indirectly affiliated with an entity or entities (the “parent or parents”) if a series of entities can be specified, beginning with their parent or parents and ending with the particular entity, so related that each entity or entities in the series, except the parent or parents, is directly affiliated with one or more of the entities earlier in the series;

“Agreement” means this First Amended and Restated Site Services, Utilities, Materials and Facilities Agreement, including its Schedules and attachments, and any amendments hereto to which the Parties may consent from time to time;

“Annual Plan and Budget” means the annual plan and budget approved under Article 8. The Annual Plan and Budget for the First Operating Year is the relevant part of the Annual Plan and Budget set out in Schedule 2;

“Annual Production Programme” means the annual production programme prepared by the Purchaser in accordance with Article 8;

“Bankruptcy Event” means, in relation to any Party, (i) the making of a general assignment for the benefit of creditors by such Party; or (ii) the entering into of any arrangement or composition with creditors (other than for the purposes of a solvent reconstruction or amalgamation); or (iii) the institution by such Party of proceedings (a) seeking to adjudicate such Party as bankrupt or insolvent or seeking protection or relief from creditors, or (b) seeking liquidation, winding up, or rearrangement, reorganisation or adjustment of such Party or its debts (other than for purposes of a solvent reconstruction or amalgamation), or (c) seeking the entry of an order for the appointment of a receiver, trustee or other similar official for such Party or for all or a substantial part of such Party’s assets; or (iv) the institution of any proceeding of the type described in (iii) above against such Party;

“Business Day” means any day of the week other than Saturday, Sunday or a public holiday at the location of the Plant;

“Commercially Reasonable” when used in the context of efforts to be taken means efforts which would ordinarily be taken by a business person in the applicable industry were he in the position under this Agreement of being the supplier of SUMF Items or the owner of the Plant, whichever shall be the relevant case. Such efforts shall only be taken

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at the sole cost and request of the Party entitled to request or require “commercially reasonable” efforts (“the Requiring Party”) provided however, that the Party who undertakes such efforts shall not be (i) obligated to interfere with its own business activities or plans, nor (ii) required to employ additional employees in order to accomplish such matters, nor (iii) required to expend any of its own funds to accomplish such request without the right to reimbursement from the Requiring Party;

“Confidential Record” means, without limitation, any publications, printed matter, manuals, reports, letters, telexes, drawings, computer programs, photographs, films, video, tape, diskette, CD-ROM and other information carriers or media conveying information and any other material containing confidential information;

“Default Rate” means a percentage equal to the base lending rate of the bank specified in Schedule 1 plus three percent (3%) p.a.;

“Delivery Point(s)” means the location(s) specified in the Schedules to which each SUMF Item will be delivered and at which title and risk passes from the Supplier to the Purchaser for each SUMF Item;

“Direct Site Costs” means the direct fixed costs (without mark-up or profit factor, except in accordance with Article 6.1(F)) incurred at the Site by the Supplier in providing SUMF but which do not vary with consumption, usage or production. Fixed costs include personnel costs (which include, but are not limited to, wages, associated benefits, applicable taxes and allocated pension costs) for the personnel directly involved in the provision of SUMF Items and the costs of any SUMF Items procured by the Supplier for the Purchaser from a Third Party in accordance with this Agreement.

If costs, including personnel costs, are incurred at the Site partly in connection with providing SUMF and partly in connection with other activities, an allocation of such costs shall be included in Direct Site Costs.

For the avoidance of doubt, Direct Site Costs shall not include charges for the depreciation or amortisation of SUMF Assets;

“Dispute” means any dispute or difference which arises between the Parties in connection with or arising out of this Agreement (including, without limitation, any dispute as to the existence, termination or validity of this Agreement or any provision of it);

“Effective Date” means February 28, 2001;

“Environmental Agreement” means the Non-US Environmental Agreement dated as of January 31, 2001 by and between Shell Petroleum N.V. and Shell Elastomers, Inc.

“Environmental Law” means any applicable law relating to Environmental Matters;

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“Environmental Loss or Damage” means any Loss or Damage relating to the infringement on or after the Effective Date of an Environmental Law and/or any other Environmental Matter being the basis for any claim or possible claim; (i) by governmental authorities for enforcement, fines, cleanup, removal, response, remediation, or other actions or damages pursuant to any applicable Environmental Law; or (ii) by any third person, including the Parties, seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief or otherwise giving rise to Loss or Damage;

“Environmental Matters” means; (i) the protection of the environment, worker health and safety and/or the public welfare from actual or potential exposure (or the effects of exposure) to any actual or potential release, discharge, disposal or emission (whether past or present) of any hazardous substance or waste; (ii) the manufacture, processing, distribution, use, treatment, labelling, storage, disposal, transport or handling of any hazardous substance or waste, or (iii) soil or groundwater contamination, air pollution or surface water pollution or other actual or threatened impact on the environment, worker health and safety or public welfare;

“Environmental Protection System” means any environmental protection system used by Supplier in connection with the provision of the SUMF Items, including without limitation, biotreater, waste water treatment plant, and all pipes, drains, channels, conduits, sumps and other items, plant or machinery connected with or associated with such system;

“Financial Reporting Accounts” means those books and records maintained by the Supplier for financial reporting to the Supplier’s parent company(ies) or corporate headquarters, which shall be maintained in accordance with generally accepted accounting principles and which shall be applied on a consistent basis;

“Firm Capacity Reservation” means the maximum volume of a SUMF Item to be supplied under this Agreement as specified in Schedule 2;

“First Operating Year” means the period from the Effective Date until the following 31st December;

“Force Majeure” has the meaning given to this term in Article 18.4;

“Gross Negligence” means a failure to perform a duty of care in reckless disregard of the reasonably foreseeable consequences (as distinguished from a mere failure to exercise ordinary care) which affects the life or property of another;

“HSE” means health, safety and/or environment;

“Intellectual Property Transfer and Licence Agreement” means the Agreement dated as of January 31, 2001 between Shell International Research Maatschappij B.V. and Kraton Polymers Research B.V. relating to intellectual property transfer and licensing;

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“Interest Rate” means a percentage equal to the base lending rate of the bank specified in Schedule 1 plus one point five percent (1.5%) p.a.;

“Invoice Dispute” means a Dispute the resolution of which shall be determined in accordance with the provisions in Article 7.2;

“Joint Operating Committee” means the operating committee to be formed of the Purchaser’s Representative and the Supplier’s Representative which shall have the functions set out in Schedule 5;

“Legal Requirements” means all applicable European Union laws and regulations and national and local laws and regulations;

“Liability” includes all and any claims, liabilities, costs, damages, expenses, fines and penalties;

“LT SUMF” or “Long Term SUMF” has the meaning given to this term in Article 4.3;

“Loss or Damage” means any loss or damage or injury of whatever nature, including without limitation, personal injury, disease and death;

“Meter” means the meter or other appropriate measuring device located at or near the Delivery Point for the relevant SUMF Item;

“Negligence” means a failure to execute ordinary care that affects the life or property of another;

“Operating Agreement” means the First Amended and Restated Operating and Maintenance Services Agreement, dated as of the Effective Date between Kraton Polymers Nederland B.V., as owner and Shell Nederland Chemie B.V., as operator;

“Overheads” means, without duplication of any Direct Site Cost, in relation to each SUMF Item, an equitable allocation of the fixed costs incurred at the Site related to management and operation of the Site that are not specifically attributable to a certain plant at the Site (without mark-up or profit factor, except in accordance with Article 6.1(F)), including the following (where they are not provided as separate SUMF Items): Site management and general services; fire fighting, security and protection of HSE; use of the medical department; office services, accommodation and catering; and taxes;

Overheads shall not include any allocated costs of corporate services, unless incurred for specific services in the same manner as Third Party services, such as tax, legal or other services;

“Party” or “Parties” means the Supplier and/or the Purchaser as the case requires, their successors and permitted assigns;

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“Pernis Lease” means the Agreement of Sub-Lease between the Parties dated October 29,1999;

“Plant” means the plant described in Attachment 1 to Schedule 1 situated at the Site;

“Pre-contractual Statement” means any draft, agreement, undertaking, representation, warranty, promise, assurance or arrangement of any nature whatsoever, whether or not in writing, relating to the subject matter of this Agreement made or given by any person at any time prior to the date of this Agreement;

“Property” means, in relation to each Party, the plants, buildings and other improvements, land and/or other real property interests, fixtures, equipment, inventory, finished product, vehicles and other tangible personal property interests owned or leased by a Party that are now or in the future located within the Site or, in relation to the Supplier, elsewhere if used to provide SUMF;

“Purchaser’s Representative” means the person named as being the Purchaser’s representative in Schedule 1 and any successor to that position;

“Reasonable Actions” when used in the context of actions to be taken, means efforts that would ordinarily be taken by a business person in the applicable industry were he in the position under this Agreement of being the supplier of SUMF Items or the owner of the Plant, whichever shall be relevant;

“Shell’s HSE and Technical Standards” means those standards as defined and applied by the Royal Dutch/Shell group of companies for services and operations hereunder at the location of the Site;

“ST SUMF” or “Short Term SUMF” has the meaning given to this term in Article 4.1;

“Site” means the site described in Schedule 1;

“SNC” means Shell Nederland Chemie B.V.;

“Sole Supplier SUMF” has the meaning given to this term in Article 4.2;

“Steering Committee” means a steering committee consisting of senior representatives of the Purchaser and the Supplier which has responsibilities beyond the daily operation of the Plant. The Steering Committee shall discuss any matters of a general nature and any matters which are fundamental to the performance of this Agreement pursuant to its terms;

“SUMF” means the site services, utilities, materials and facilities to be supplied under this Agreement;

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“SUMF Assets” means those assets of the Supplier directly used in the provision of SUMF;

“SUMF Charge(s)” or “Charge(s)” means the charge(s) to be paid by the Purchaser to the Supplier for each SUMF Item in accordance with Article 5 and Article 6;

“SUMF Item” or “Item of SUMF” means any part of SUMF;

“Supplier’s Representative” means the person named as being the Supplier’s Representative in Schedule 1 and any successor to that position;

“Third Party” means any person or company other than the Supplier, the Purchaser or their respective Affiliates;

“Transaction Documents” means:

(i)	that certain Sale Agreement dated October 20, 2000 by and between Shell Petroleum N.V. and RK Polymers LLC (formerly known as Ripplewood Chemical Acquisition LLC) and all documents executed in connection therewith, including the following:

(ii)	the Pernis Lease;

(iii)	the Site Services, Utilities, Materials and Facilities Agreement and the Operating and Maintenance Services Agreement between SNC and the Purchaser;

(iv)	the Intellectual Property Transfer and License Agreement;

(v)	the Environmental Agreement; and

(vi)	other agreements between the Purchaser or any of its Affiliates and the Supplier or any of its Affiliates relating to the Plant or the Site.

“User” means any company, entity, division, or business unit (including divisions and business units of the Supplier and its Affiliates) to which SUMF or its equivalent is furnished by the Supplier at the Site;

“Variable Costs” means those operating costs incurred at the Site by the Supplier in providing SUMF which vary primarily based on consumption, usage or production and which are reconcilable with the cost accounting system of the Supplier existing as of the Effective Date and as from time to time modified by the Supplier (if applied to the entire Site), including the costs of air, cooling water, electricity, fuel, nitrogen, process materials, steam and applicable taxes, but not depreciation; and

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“Wilful Misconduct” means an intentional act or omission which is in disregard of (a) a known risk or a risk so obvious that it cannot be said one were truly unaware of it and (b) a risk so great that it is highly probable that harm will follow.

ARTICLE 2: INTERPRETATIONS

2.1	In this Agreement, unless otherwise specified:

(A)	references to Articles and Schedules are to Articles of, and Schedules to, this Agreement;

(B)	use of any gender includes the other genders;

(C)	references to a “company” shall be construed so as to include any company, corporation or other body corporate, wherever and however incorporated or established;

(D)	references to a “person” shall be construed so as to include any individual, firm, company, government, state or agency of a state, local or municipal authority or government body or any joint venture, association or partnership (whether or not having separate legal personality);

(E)	references to “USD” and to “NLG” are to United States Dollars and to Dutch Guilders, respectively;

(F)	any reference to a “day” (including within the phrase “Business Day”) shall mean a period of 24 hours running from midnight to midnight;

(G)	a reference to any other document referred to in this Agreement is a reference to that other document as amended, varied, novated or supplemented at any time;

(H)	where a word or phrase is given a particular meaning, other parts of speech and grammatical forms of that word or phrase have corresponding meanings;

(I)	references to the Purchaser shall be deemed to include its successors and assigns and references to the Supplier shall be deemed to include its successors and assigns; and

(J)	a reference to this “Agreement” or any other agreement or document shall be construed as a reference to it as amended, modified or novated from time to time.

2.2	Any table of contents or headings in this Agreement are inserted for convenience only and shall not be taken into consideration in the interpretation or construction of this Agreement.

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2.3	In the event of a conflict between the terms and conditions set out in the main body of this Agreement and any of the Schedules or attachments, the relevant Schedule or attachment shall prevail, in relation to that Schedule, unless expressly stated otherwise in this Agreement.

2.4	In the event of any inconsistency between the provisions of this Agreement and the Intellectual Property Transfer and Licensing Agreement, the terms of the Intellectual Property Transfer and Licensing Agreement shall prevail.

2.5	With respect to Environmental Conditions (as defined in the Environmental Agreement) existing as of Effective Date, in the event of a conflict between any provision of this Agreement and the Environmental Agreement, the provisions of the Environmental Agreement shall govern. Any obligation or liability of any Buyer Indemnified Party (as defined in the Environmental Agreement) or Seller Indemnified Party (as defined in the Environmental Agreement) under this Agreement, shall be without prejudice to the rights, if any, of the relevant party to claim Environmental Damages (as defined under the Environmental Agreement) under the Environmental Agreement.

ARTICLE 3: OBJECT AND SCOPE

3.1	Subject to Article 8.9 and Article 18, the Supplier agrees to supply to the Purchaser and the Purchaser agrees to purchase from the Supplier the SUMF Items described herein under the terms and conditions set out in this Agreement. Except as otherwise provided in Schedule 2, the Purchaser shall purchase the amounts of each SUMF Item up to its Firm Capacity Reservation until termination of the supply of such SUMF Item in accordance with the provisions of this Agreement or the relevant Schedule.

3.2	A description and, where appropriate, the technical specifications, the price, delivery terms, specific exclusions and limitations, if any, on consumption and supply, and such other details as this Agreement may require or as the Parties may agree, of each SUMF Item are set out in Schedule 2.

3.3	Firm Capacity Reservation amounts for each SUMF Item as agreed by the Parties are set out in Schedule 2 where applicable.

3.4	If the Purchaser or the Supplier subsequently wishes to change the nature, quantity or type of any SUMF Item provided hereunder, the other Party shall take Reasonable Actions to accommodate such request but with no obligation to make such change.

3.5	Title to and risk of loss of a SUMF Item shall pass from the Supplier to the Purchaser at the Delivery Point(s) specified in Schedule 2.

3.6

The Supplier makes no representations or warranties express or implied with respect to any SUMF Items except as expressly set forth in this Agreement. No representation or warranty shall be implied under this Agreement or at law, including but not limited to, any warranty as to merchantability or any warranty as to fitness for a particular purpose

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in relation to any SUMF Item. The Supplier provides no warranty as to the performance of any computer system, digital device and any component thereof. The Purchaser acknowledges that except as expressly set forth herein, no representations or warranties are being made herein and releases and relieves the Supplier from and hereby waives any such other representations or warranties.

3.7	In the performance of their obligations under this Agreement the Parties shall act in good faith and in substantial compliance with all applicable laws.

ARTICLE 4: CATEGORIES OF SUMF

4.1	SUMF Items specified in Schedule 2 as “Short Term SUMF” shall be supplied to the Purchaser by the Supplier on an initial short term basis upon the terms and for the period stated therein, provided that such term shall be automatically extended unless either Party elects to terminate the supply of a particular Short Term SUMF. Article 10 provides specific termination provisions for Short Term SUMF Items.

4.2	The supply of SUMF Items specified in Schedule 2 as “Sole Supplier SUMF” may not be terminated by the Purchaser or the Supplier except by way of a termination of this Agreement as a whole.

4.3	SUMF Items specified in Schedule 2 as “Long Term SUMF” shall be supplied to the Purchaser by the Supplier on a long term basis. Article 10 provides specific termination provisions for Long Term SUMF Items.

4.4	Any SUMF Item that is not specified as being either a Short Term SUMF or a Sole Supplier SUMF shall be a Long Term SUMF.

ARTICLE 5: SUMF CHARGES

5.1	In consideration of the supply of the SUMF Items by the Supplier to the Purchaser, as provided herein, the Purchaser shall pay the Supplier the SUMF Charges specified in Schedule 2.

5.2	The Purchaser shall be responsible for any existing or future sales tax, use tax, value added tax, environmental tax or other governmental charge or tax (other than taxes measured by income) levied or imposed on the Supplier with respect to any SUMF Items consumed by the Purchaser. The Purchaser shall also bear any increase in the cost of providing a SUMF Item which results from a change in law.

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ARTICLE 6: SUMF CHARGES WITH REFERENCE TO COST

6.1	Where SUMF Charges are to be determined wholly or partly by reference to cost the following shall apply:

(A)	Except as otherwise provided in this Article 6 or in Schedule 2, the Purchaser shall pay:

(i)	its share of Variable Costs for each SUMF Item based on the Purchaser’s actual consumption of such SUMF Item;

(ii)	its share of Direct Site Costs for each SUMF Item based on the fraction equal to the Purchaser’s Firm Capacity Reservation of such SUMF Item compared to the total site capacity of such SUMF Item or any other allocation key specified in Schedule 6;

(iii)	its share of Overheads for each SUMF Item without duplication of Direct Site Costs based on the fraction equal to the Purchaser’s Firm Capacity Reservation of such SUMF Item compared to the total site capacity of such SUMF Item or any other allocation key specified in Schedule 6; and

(iv)	the infrastructure charge specified in Schedule 2.

(B)	For the avoidance of doubt, wherever and to the extent the Supplier enjoys a pension fund contribution holiday, the Purchaser will share in the benefit of such holiday only until the date when the Supplier resumes contributions to the pension fund at which point the pension fund contributions for the relevant employees shall be included in the Direct Site Costs.

(C)	Costs will be ascertained and charged pursuant to the Supplier’s cost accounting practices which the Supplier represents are used for, or are directly reconcilable with, its Financial Reporting Accounts. A summary of the Supplier’s current accounting practices for its Financial Reporting Accounts is attached hereto in Schedule 3. The Supplier may modify its cost accounting practices for its Financial Reporting Accounts from time to time in the normal course of business in conformity with generally accepted accounting principles.

(D)	The Purchaser shall not be responsible for any termination costs resulting from the Supplier’s fixed cost reduction efforts in response to a reduction or termination of demand by any User other than the Purchaser except to the extent that the Purchaser benefits from the reduction efforts, in which case the Purchaser shall bear its proportionate share of the costs up to but not in excess of the benefit derived.

Conversely, the Purchaser shall pay the reasonable costs, including personnel termination costs (including those actuarially determined) determined in accordance with Article 10.8, which result from the Supplier’s fixed cost reduction efforts in response to a permanent or long-term reduction by the Purchaser of a Sole Supplier SUMF Item or a Long Term SUMF Item.

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(E)	The Purchaser shall bear the costs of any redundancy programme in accordance with Articles 10.7 and 10.8 below required as a result of any productivity improvement to a particular SUMF Item in proportion to the reduction of the relevant SUMF Charges to the Purchaser before and after the productivity improvement as compared to the reduction of SUMF Charges to all other Users before and after the productivity improvement.

(F)	If under applicable tax or other laws, the Supplier must charge a mark-up or profit factor with respect to any SUMF Charge, or, alternatively, if a profit factor is imputed under applicable tax or other laws, the Parties shall, in good faith and with the view to minimising the financial impact of such mark-up or profit factor on the Purchaser, discuss and agree to such revision to the SUMF Charge as will ensure compliance with the relevant tax or other laws. Any failure by the Parties to reach agreement on the revision to be made shall constitute a Dispute.

(G)	Unless the Parties agree otherwise in Schedule 1, the Parties shall keep accurate books and records of their activities relevant to this Agreement, for at least two (2) years after the calendar year in question or such longer period as may be required by law.

(H)	To verify the correctness of all invoices issued and payments made hereunder for the current calendar year and for any of the two (2) preceding years and/or to verify the implementation of the Supplier’s curtailment procedures, and/or to verify the other Party’s meter readings a Party, upon at least sixty (60) days prior written notice and at reasonable times and intervals but not more than once in any calendar year, may require that, at the requesting Party’s cost, an independent public auditor, being a firm of international repute, performs an audit for such purposes. Any such audit shall be pursued diligently and completed no later than ninety (90) days after its commencement.

The Parties shall provide such auditors with the necessary data and explanations reasonably necessary for the calculation of the SUMF Charges and the basis therefor.

The requesting Party undertakes to procure that such auditors are bound by obligations of confidentiality at least as strict as those set out in Article 12.

Any report produced by such auditors shall be provided to both the Purchaser and the Supplier and shall state the results of the aforementioned verifications. If such report reveals that errors have been made and that a Party was overcharged or undercharged by an amount equal to or greater than USD20,000 or its equivalent in local currency, the report shall state the nature, amount and consequences of such error(s) together with such additional information as is reasonably necessary to explain the genesis of those errors and to enable the Parties to avoid recurrence thereof.

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Any refund of an overpayment or payment of an additional sum shall be made within 28 days following the provision by the auditors of their report and shall include interest at the Interest Rate for the time period commencing when the overpayment was made or the underpayment amount would otherwise have been due and ending on the date of any refund or additional payment in consequence of the audit.

In the event of an overcharge equal to or greater than USD20,000 or its equivalent in local currency the Supplier will reimburse the Purchaser, if the Purchaser is the requesting Party, for the audit costs. In the event of an undercharge equal to or greater than USD20,000 or its equivalent in local currency and such an undercharge being attributable to an error or errors relating to metering equipment owned by the Purchaser, the Purchaser shall reimburse the Supplier, if the Supplier is the requesting Party, for the audit costs.

Failure to make any requisite payment relating to an overcharge or undercharge within the 28 days period shall constitute a Dispute for resolution in accordance with Article 19.

(I)	At the Purchaser’s request the Supplier shall at the Purchaser’s cost furnish to the Purchaser a certificate by the Supplier’s statutory independent external auditors, unless agreed otherwise between the parties. This certificate shall certify that the same principles for allocation have been applied by the Supplier in respect of SUMF charges upon all Users and that the amounts charged are in accordance with this Agreement. Such certificate shall be conclusive as to the amounts certified.

If the certificate demonstrates that amounts charged have not been properly charged in accordance with this Agreement such that a substantial deviation has occurred, then the Supplier shall bear the cost of the issue of the certificate.

Any request for verification of payments made under this Agreement shall be made not later than 12 months from the end of the calendar year in which such payments fell due.

(J)	The Supplier shall inform the Purchaser on a timely basis before the Supplier makes any material change in an allocation key or allocates to Purchaser any SUMF Charge that includes a specific charge for corporate services included in an Overhead cost and shall include in such information such detail as is reasonably required to communicate the nature of the services provided and the cost being charged to the Purchaser for such service.

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ARTICLE 7: PAYMENT TERMS

7.1	The Purchaser shall pay the SUMF Charges in the currency specified in Schedule 1.

In no event shall either Party be entitled to set off or reduce any payments due and owed to the other Party under this Agreement by any amount which the first Party claims are owed to it by the other Party pursuant to any other agreement between the Parties.

7.2	Unless otherwise set out in the relevant Schedules, the provisions set out below apply:

(A)	The Supplier shall provide the Purchaser with an invoice for SUMF Charges by the 5th day of each month.

(B)	For the first two months of every twelve month billing cycle the amount invoiced shall be the amount budgeted for those months in the Annual Plan and Budget.

(C)	For the next ten months of such twelve month billing cycle the amount invoiced shall be the actual SUMF Charge for the month before the preceding month.

(D)	The final reconciliation for a twelve month billing cycle shall be made within 60 days of the end of such cycle. The aggregate budgeted SUMF Charges for the first two months of the cycle shall be reconciled against the aggregate actual SUMF Charges for the eleventh and twelfth months of the cycle and following such reconciliation the relevant Party shall make an adjusting payment against an appropriate invoice or credit note within thirty (30) days of the date of the relevant invoice or credit note, which credit note or invoice shall include interest computed at the Interest Rate for the applicable period.

(E)	The invoices shall be broken down in sufficient detail to indicate the SUMF Charges for each SUMF Item supplied during the period in question. The SUMF Charge for each SUMF Item shall in turn be broken down in sufficient detail as the Purchaser may reasonably request and as the Supplier can reasonably provide.

(F)	The Purchaser shall pay each invoice on or before the last day of the month of issue of the relevant invoice. From the due date, interest will accrue on the invoice amount at the Default Rate.

(G)	If the Purchaser disagrees with an amount invoiced for SUMF Charges, the Purchaser shall advise the Supplier in writing (“Invoice Dispute Notice”) of the amount disputed within sixty (60) days of the date of the invoice and the reason why the Purchaser considers the SUMF Charges not to be properly made. The Purchaser is not entitled to defer payment of the disputed invoice amount if the disagreement cannot be resolved before the normal due date. The Purchaser is required to pay timely the entire amount of each invoice. . Payment of the entire amount of each invoice shall not constitute approval of any disputed amount for which the Purchaser shall have provided a timely Invoice Dispute Notice.

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(H)	The Parties shall meet to resolve any dispute with respect to an invoice as expeditiously as possible. The Supplier shall provide to the Purchaser within thirty (30) days after receipt of the Invoice Dispute Notice information in detail sufficient to permit the Purchaser to verify the accuracy of such invoice. The Purchaser shall either accept the Supplier’s response or give written notice to the Supplier that the Purchaser continues to question such invoice. Promptly after receipt of such notice, the Supplier and the Purchaser shall negotiate in good faith with respect to resolving such question. If the Supplier and the Purchaser cannot resolve such question in a mutually satisfactory manner within twenty (20) days after such notice shall have been given, the question shall promptly be submitted to a firm of independent public auditors, of international repute, as determined by mutual agreement between the Supplier and the Purchaser within another twenty (20) days or, in default of agreement, as chosen by lot from among four independent public auditors, two of which shall be selected by the Supplier and two of which shall be selected by the Purchaser. Such firm will review the applicable books and records of the Supplier and the Purchaser and make such other investigations it shall deem necessary to resolve such question. The costs of retaining such firm shall be borne by the Purchaser unless the firm determines that the Purchaser was overcharged by an amount equal to or greater than USD 20,000 or its equivalent in local currency, in which case the costs of retaining such firm shall be borne by the Supplier. The decision of the auditors shall be final and binding on the parties and not subject to challenge and resolution under Article 19.

(I)	Any refund of any invoice amount shall be promptly made following the final determination as aforesaid and shall include interest at the Interest Rate based on the actual number of days elapsed from the due date of payment of the original invoice to the date such refund is paid by the Supplier.

ARTICLE 8: ANNUAL FORECAST; ANNUAL PLAN AND BUDGET; AND CURTAILMENT

8.1	The Purchaser shall make, on or before 1st June in each calendar year, a non-binding forecast, by quarter, of its volume requirement for each SUMF Item for the forthcoming calendar year and an estimate of its volume requirement for each SUMF Item for the following four (4) calendar years.

8.2	Not later than 90 days before the commencement of each calendar year beginning after the Effective Date the Purchaser shall prepare and submit to the Supplier an Annual Production Programme setting out, month by month, its desired volume requirements for each SUMF Item for the following calendar year.

8.3	Not later than 60 days before the commencement of each calendar year beginning after the Effective Date the Supplier shall prepare and submit to the Purchaser for approval a

Pernis SUMF Agreement (Kraton/SNR)	15

draft Annual Plan and Budget for the following calendar year taking into full account the Annual Production Programme.

8.4	Following receipt by the Purchaser of the draft Annual Plan and Budget, the Parties shall consult and shall each use all reasonable endeavours to reach agreement thereon. Upon the approval of both Parties, the draft Annual Plan and Budget becomes the Annual Plan and Budget.

8.5	If the draft Annual Plan and Budget is not approved prior to the commencement of the calendar year to which it relates the most recently approved Annual Plan and Budget shall be used until the new Annual Plan and Budget is approved.

8.6	Each Annual Plan and Budget shall be designed to ensure that the SUMF Items are provided in accordance with this Agreement.

8.7	For each SUMF Item, the Annual Plan and Budget for the calendar year 1999 or, as applicable, 2000, is set out in Schedule 2.

8.8	If there is any Dispute between the Parties on the final Annual Plan and Budget the matter shall be referred for resolution in accordance with Article 19.

8.9	In the event that any SUMF Items are not available at the planned volume rates for any reason whatsoever, the Supplier shall implement the then current curtailment procedures followed by the Supplier and as specified in Schedule 2 or 4. Unless otherwise provided in any Schedule hereto, such curtailment procedures will be based upon the following priorities, provided that the interests of the Purchaser are treated fairly: (i) safety; (ii) minimising adverse environmental impact; and (iii) sustaining the operations of the Site as a whole.

8.10	The Supplier shall have the right to impose curtailment selectively based upon the foregoing considerations regardless of the cause of the curtailment and without liability. However, nothing in this Article 8 shall permit the Supplier to curtail any SUMF Item based upon its business considerations.

8.11	If reasonably possible, the Supplier shall advise the Purchaser of any impending curtailment and the Parties shall cooperate to avoid or mitigate the effects of such curtailment in an economically efficient manner.

8.12

The Supplier shall provide the Purchaser with a quarterly report on variations from the Annual Plan and Budget no later than thirty (30) days from the end of the relevant quarter. In the event of a difference between the Annual Plan and Budget and actual annualized results exceeding the total Annual Plan and Budget by more than 3% for the SUMF Item in question or by more than a 3% change in any tariff with respect to the SUMF Item in question or the equivalent in local currency of USD50,000, whichever is the greater, the Supplier shall consult with the Purchaser and provide relevant

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explanations for such differences. The Parties will discuss which actions, if any, are to be taken with respect to such differences.

ARTICLE 9: LIABILITY AND INDEMNITY

9.1	For purposes of this Article 9, the following terms shall be defined as set forth below:

“Employee” means any employee of the applicable Party.

“Third Party Claim” means any claim initiated by a person (other than either Party, their Affiliates or their employees) against an indemnified Party, any of their respective Affiliates or any of their respective Employees.

“Supplier Indemnitees” means the Supplier, its Affiliates, officers, directors, employees, agents, servants, and other representatives of each of them.

“Purchaser Indemnitees” means the Purchaser, its Affiliates, officers, directors, employees, agents, servants, and other representatives of each of them.

9.2	Except as provided in this Article 9 and as provided in Article 14 as to SUMF Assets, a Party shall only have liability under this Agreement to the other Party and/or its Affiliate(s) where such liability arises as a result of its Gross Negligence or Wilful Misconduct.

(A)	Each Party shall, except as provided in Articles 9.2(B), 9.3(A)(iii), 9.3(B)(iii) and as set forth in Article 9.3(C), be responsible for any Loss or Damage to its property.

(B)	If any Loss or Damage to a SUMF Asset shall occur by reason of the Gross Negligence or Wilful Misconduct of a Party, such Party shall be responsible for the cost of the restoration of such SUMF Asset.

(C)	Each Party shall, except as provided in Article 9.3, be responsible for any Loss or Damage it may cause to any of its employees.

9.3 (A)	Subject to the limitations set forth in this Article 9 and in Article 14, the Purchaser shall be responsible for and shall indemnify, defend and hold harmless the Supplier Indemnitees from and against the following:

(i)	any Loss or Damage of Supplier Indemnitees to any of the Purchaser’s Employees attributable to (a) the Purchaser’s negligence (excluding any Loss or Damage attributable to Supplier’s negligence), or (b) the Purchaser’s Gross Negligence or Wilful Misconduct, or (c) the Supplier’s negligence in an act or omission with respect to performance of its obligations under this Agreement (but not the Supplier’s Gross Negligence or Wilful Misconduct);

Pernis SUMF Agreement (Kraton/SNR)	17

(ii)	any Loss or Damage of Supplier Indemnitees to any of the Supplier’s Employees attributable to (a) the Purchaser’s negligence or (b) the Purchaser’s Gross Negligence or Wilful Misconduct;

(iii)	any Loss or Damage to any of the Supplier’s property (excluding any SUMF Asset) attributable to the Purchaser’s Gross Negligence or Wilful Misconduct;

(iv)	any Loss or Damage to any of the Purchaser’s property (excluding any SUMF Asset) attributable (a) to the Supplier’s negligence in an act or omission with respect to performance of its obligations under this Agreement (but not the Supplier’s Gross Negligence or Wilful Misconduct) or (b) to the Purchaser’s negligence, Gross Negligence or Wilful Misconduct;

(v)	any Loss or Damage of Supplier Indemnitees resulting from Third Party Claims attributable to (a) the Purchaser’s negligence or (b) the Purchaser’s Gross Negligence or Wilful Misconduct or (c) the Supplier’s negligence in an act or omission with respect to performance of its obligations under this Agreement (but not the Supplier’s Gross Negligence or Wilful Misconduct);

(vi)	any Loss or Damage of Supplier Indemnitees to any of Supplier’s Employees while conducting activities under this Agreement, attributable to the Supplier’s negligence in an act or omission with respect to performance of its obligations under this Agreement (but not the Supplier’s Gross Negligence or Wilful Misconduct); and

(vii)	any Loss or Damage of Supplier Indemnitees resulting from failure by the Supplier to comply with Legal Requirements (other than resulting from the Supplier’s Gross Negligence or Wilfull Misconduct) in relation to performance of this Agreement limited to the amount chargeable under this Agreement to Purchaser as a SUMF Charge; provided nothing in this Article 9.3(A)(vi) shall provide for a duplication of recovery by Supplier.

(B)	Subject to the limitations set forth in this Article 9 and in Article 14, the Supplier shall be responsible for and shall indemnify, defend and hold harmless the Purchaser Indemnitees from and against the following:

(i)	any Loss or Damage of Purchaser Indemnitees to any of the Supplier’s Employees attributable to the Supplier’s Gross Negligence or Wilful Misconduct;

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(ii)	any Loss or Damage of Purchaser Indemnitees to any of the Purchaser’s Employees attributable to the Supplier’s Gross Negligence or Wilful Misconduct;

(iii)	any Loss or Damage to any of the Purchaser’s property (excluding any SUMF Asset) attributable to the Supplier’s Gross Negligence or Wilful Misconduct;

(iv)	any Loss or Damage to any of the Supplier’s property (excluding any SUMF Asset) attributable to the Supplier’s Gross Negligence or Wilful Misconduct; and

(v)	Any Loss or Damage of Purchaser Indemnitees resulting from Third Party Claims attributable to the Supplier’s Gross Negligence or Wilful Misconduct;

(C)	If Supplier shall suffer Loss or Damage to SUMF Assets as a result of the negligence (but not Gross Negligence or Wilful Misconduct) of Purchaser or Supplier, Supplier shall be responsible to restore such SUMF Asset and Purchaser shall reimburse Supplier for an amount equal to the cost to restore such SUMF Asset, multiplied by the Purchaser’s Firm Capacity Reservation for such SUMF Asset.

(D)	Subject to provision in Article 9.3(A)(iv)(a), each party waives and releases the other Party from and against any and all Loss or Damage to such Party’s assets, excluding any SUMF Asset, resulting from the negligence (but not Gross Negligence) of the other Party.

9.4	A Party shall promptly notify the other Party of any claim made against it arising out of matters covered in this Article 9. Once the indemnifying Party accepts its indemnity obligation, it may, at its own cost, conduct negotiations for the settlement of any claim made against the indemnified Party, and any litigation that may arise therefrom in such reasonable manner as the other Party shall from time to time approve, such approval not to be unreasonably withheld or delayed. The indemnified Party shall not make any admission which is prejudicial to the indemnifying Party unless the indemnifying Party has failed to accept its indemnity obligations within 20 days after having been requested to do so.

9.5	Notwithstanding anything to the contrary contained in this Agreement, under no circumstance shall a Party or any of its Affiliates be held liable to the other Party or any of the other Party’s Affiliates for any loss of profit, loss of use, loss of production, loss of contracts or for any other indirect or consequential damage that may be suffered by the other, or for any special, exemplary or punitive damages.

9.6	Any SUMF Items procured from a Third Party as indicated in the relevant Schedules will be provided by the Supplier to the Purchaser under the same terms and conditions

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applicable between the Supplier and the Third Party and, to the extent so supplied by the Third Party to the Purchaser (including rights of indemnity from such Third Party to the Purchaser), the Supplier shall have no liability with respect to the supply or performance of such SUMF Items.

9.7	Notwithstanding any other provision, each Party shall, to the fullest extent permitted by law, indemnify, defend and hold harmless the other Party and its Affiliates from and against (a) any and all Environmental Loss or Damage, (b) other Loss or Damage to an Environmental Protection System, (after giving effect to any recoveries from Third Parties) in any way resulting from or attributable to a product, material, feedstock or off-take owned by the Party or its Affiliates (except to the extent arising from the Gross Negligence or Willful Misconduct of a Party, which Party shall have the liability to the extent of such Gross Negligence or Willful Misconduct); provided however, that neither Party shall be required to indemnify the other Party for any Environmental Damage (as defined in the Environmental Agreement) for which it is otherwise entitled to indemnification under the Environmental Agreement. For the avoidance of doubt, with respect to Environmental Conditions (as defined in the Environmental Agreement) existing as of Effective Date, in the event of a conflict between any provision of this Agreement and the Environmental Agreement, the provisions of the Environmental Agreement shall govern. Any obligation or liability of any SER Indemnified Party (as defined in the Environmental Agreement) or Seller Indemnified Party (as defined in the Environmental Agreement) under this Agreement, shall be without prejudice to the rights, if any, of the relevant party to claim Environmental Damages (as defined under the Environmental Agreement) under the Environmental Agreement.

9.8	Any liability of one Party to the other Party under this Article 9 shall expire two years after the date on which the Party discovered or should have discovered the act or omission giving rise to such Party’s liability. No claim, demand, action or proceeding shall be brought or initiated by the claiming Party against the other Party after such two year period.

9.9	The foregoing indemnities set forth in this Article 9 are intended to be enforceable against the Parties in accordance with the express terms and scope thereof.

9.10	The provisions of this Article 9 are for the benefit of the Purchaser Indemnitees and the Supplier Indemnitees and no other party shall be entitled to any benefit of the provisions of this Article 9.

ARTICLE 10: TERM AND TERMINATION; REDUCTION OF CAPACITY RESERVATION

10.1	This Agreement shall be of full force and effect on and from the Effective Date and shall continue for an initial term of twenty (20) years from the Effective Date and shall be automatically renewed thereafter for extension terms of five (5) years each, unless terminated earlier as provided for in this Agreement.

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10.2	The Purchaser may terminate this Agreement in its entirety in any of the following circumstances:

(A)	if a Bankruptcy Event occurs and is continuing in relation to the Supplier and the Supplier does not provide adequate assurances to the Purchaser within thirty (30) days of the occurrence of the Bankruptcy Event that the Supplier will continue to provide all SUMF Items to the Purchaser on the terms and conditions of this. Agreement;

(B)	with eighteen (18) months’ prior written notice, following the decision by the Purchaser to discontinue its operations at the Site on which SUMF is rendered; and

(C)	with three (3) years’ prior written notice, effective at the end of the initial twenty (20) year term or at the end of any five (5) year extension term, as the case may be.

10.3	Unless otherwise provided in a Schedule to this Agreement, the Purchaser may terminate this Agreement as to the supply of an individual SUMF Item in any of the following circumstances, provided always that no supply of Sole Supplier SUMF may be terminated by the Purchaser without terminating this Agreement as a whole:

(A)	if a Bankruptcy Event occurs and is continuing in relation to the Supplier and the Supplier does not provide adequate assurances to the Purchaser within thirty (30) days of the occurrence of the Bankruptcy Event that the Supplier will continue to provide the particular SUMF Item to the Purchaser on the terms and conditions of this Agreement;

(B)	if, for reasons other than Force Majeure, a continuing material non-conforming performance occurs as to the Supplier’s provision of a SUMF Item for more than thirty (30) days and the Purchaser has given the Supplier written notice of such non-conforming performance and within thirty (30) days thereafter such unsatisfactory performance has not been corrected or the Supplier has not developed and implemented a plan of corrective action reasonably satisfactory to the Purchaser to prevent the reoccurrence of such non-conforming performance;

(C)	with ninety (90) days’ prior written notice, or such other notice period as is provided in a Schedule, for any Short Term SUMF Item; and

(D)	with three (3) years’ prior written notice, or such other notice period as is provided in a Schedule, for any Long Term SUMF Item.

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10.4	The Supplier may terminate this Agreement in its entirety in any of the following circumstances:

(A)	if a Bankruptcy Event occurs and is continuing in relation to the Purchaser and the Purchaser does not provide the Supplier with adequate assurance (such as an advance payment or letter of credit or such other security as is acceptable to Supplier) of continued payment of the SUMF Charges for all SUMF Items within thirty (30) days of the occurrence of the Bankruptcy Event;

(B)	if the Purchaser fails to pay without proper justification any SUMF Charge within three (3) months of the date when such payment fell due, unless such SUMF Charge is being disputed by Purchaser in good faith, and such failure continues for an initial period of at least thirty (30) days after written notice from the Supplier;

(C)	with at least eighteen (18) months’ prior written notice or, if that is impossible, with as much notice as is possible under the circumstances and in any event promptly after the Supplier has made such decision, if the Supplier decides to cease operations of all or substantially all of its SUMF Assets at the Site and does so cease such operations; and

(D)	with three (3) years’ prior written notice, effective at the end of the initial twenty (20) year term of this Agreement or at the end of any five (5) year extension term, as the case may be.

10.5	Unless otherwise provided in a Schedule to this Agreement, the Supplier may terminate this Agreement as to the supply of an individual SUMF Item in any of the following circumstances, provided that no supply of Sole Supplier SUMF may be terminated by the Supplier without terminating this Agreement as a whole:

(A)	if a Bankruptcy Event occurs and is continuing in relation to the Purchaser and the Purchaser does not provide the Supplier with adequate assurance (such as an advance payment or letter of credit or such other security as is acceptable to Supplier) of continued payment of the SUMF Charges for all SUMF Items within thirty (30) days of the occurrence of the Bankruptcy Event;

(B)	if the Purchaser without proper justification fails to pay any SUMF Charge for such individual SUMF Item within three (3) months of the date when such payment fell due, unless such SUMF Charge is being disputed by Purchaser in good faith, and such failure continues for an initial period of at least thirty (30) days after written notice from the Supplier;

(C)	with at least twelve (12) months’ prior written notice or, if that is impossible, with as much notice as is possible under the circumstances and in any event promptly after the Supplier has made such decision, if the Supplier decides to cease the supply to the entire Site of such SUMF Item SUMF and does so cease such supply and such SUMF Item is not a Sole Supplier SUMF Item;

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(D)	with ninety (90) days’ prior written notice, or such other notice period as is provided in a Schedule, for any Short Term SUMF Item; and

(E)	with three (3) years’ prior written notice effective at the end of the initial period of twenty (20) years or at the end of any extension period of five (5) years, as the case may be, for any Long Term SUMF Item.

10.6	Upon the termination of a Short Term SUMF Item by Purchaser, the Supplier shall physically disconnect from that SUMF Item’s delivery system and shall pay all costs associated with the physical disconnection. Upon the termination of a Short Term SUMF Item by the Supplier pursuant to Article 10.4(A) or 10.5(A) due to a Bankruptcy Event of Purchaser or pursuant to Article 10.4(B) or 10.5(B) due to a payment default by Purchaser under this Agreement, the Supplier shall physically disconnect from that SUMF Item’s delivery system and Purchaser shall pay all costs associated with the physical disconnection. Upon the termination of a Long Term SUMF Item, the Purchaser shall physically disconnect from that SUMF Item’s delivery system in the time and manner instructed by the Supplier. The Purchaser shall pay the costs associated with the physical disconnection, if a Long Term SUMF Item was terminated (i) by Purchaser pursuant to Article 10.2(B) or 10.3(D) or (ii) by Supplier pursuant to Article 10.4(A), 10.4(B), 10.5(A) or 10.5(B). Each Party agrees to cooperate with the other Party in order to facilitate disconnection and minimize disconnection costs. The Supplier shall pay the costs associated with the physical disconnection of the Long Term SUMF Item that are not required to be paid by the Purchaser as provided in the preceding sentence. Notwithstanding the other provisions of this Article 10.6, the costs associated with the physical disconnection of all SUMF Items at the termination of this Agreement under Article 10.2 (C), 10.4 (D) or 10.5(E) shall be paid one half by the Purchaser and one half by the Supplier.

10.7	In the event of termination of this Agreement pursuant to Articles 10.2(A), 10.2(B), 10.3, 10.4(A), 10.4(B), 10.4(C) and 10.5, the Supplier may terminate the employment of any member of its or any of its Affiliates’ staff substantially involved in the provision of SUMF Items to the Purchaser under this Agreement. In the event of termination of this Agreement as to the supply of an individual SUMF Item pursuant to Article 10.5, the Supplier may terminate the employment of any member of its or any of its Affiliates’ staff substantially involved in the provision of the relevant SUMF Item. In the case of the termination by the Supplier of employment of any member of its staff as a result of termination of this Agreement under Article 10.2(B), 10.4(A), 10.4(B), 10.5(A) and 10.5(B), the Purchaser will indemnify the Supplier for any redundancy costs in accordance with Article 10.8; provided that such indemnity shall be on a pro rata basis in the proportion of the Purchaser’s share of allocated manpower for its operation to the extent that any employee is not substantially involved in the provision of that individual SUMF Item. Notwithstanding the foregoing provisions of this Article 10.7 that set out the indemnity of Purchaser for certain redundancy costs of Supplier, at the termination of this Agreement under Article 10.2(C), 10.4(D), or 10.5(E) any redundancy costs of Supplier as determined in accordance with Article 10.8, shall be paid one half by the Purchaser and one half by the Supplier.

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10.8.	In the event of termination of the Agreement whether in its entirety or as to the supply of an individual item of SUMF pursuant to any of Articles 10.2(B), 10.2(C), 10.3(D), 10.3(E), or 10.4(A), 10.4(B), 10.4(D), 10.5(A), 10.5(B), and 10.5(E) with respect to any member of staff terminated in accordance with Article 10.7 who (i) in the case of the termination of this Agreement in its entirety, was substantially involved in the provision to the Purchaser of a Long Term SUMF Item or Sole Supplier SUMF or (ii) in the case of the termination of this Agreement as to the supply of an individual Long Term SUMF Item or of a reduction in the Firm Capacity Reservation as to a Long Term SUMF Item, was substantially involved in the provision to the Purchaser of such SUMF Item, the Purchaser will indemnify the Supplier in full against all and any liabilities, losses, costs, damages, expenses, demands and claims relating to

(a)	compensation and remuneration (including benefit entitlements and social charges whether contractual or statutory) arising from or in connection with (i) the period of employment from the date of termination of the SUMF Item to the date of such decision to terminate the Employee and (ii) the relevant notice period applicable to the relevant employee in accordance with the Supplier’s applicable policy and

(b)	the termination of his employment provided (i) the Supplier shall make any decision regarding the termination of employment and notify the Purchaser accordingly within 180 days of notification of the termination of the Agreement or the termination of the supply of an individual Item of SUMF; and (ii) the Supplier has used reasonable endeavours, but has failed, to find suitable alternative employment on the Site for the employee prior to notifying the employee of his dismissal in accordance with Dutch law and with his contract of employment; (iii) an employee who is transferred by the Supplier to an Affiliate as a result of any such termination shall not be considered a terminated employee for purposes of this Agreement unless such transfer results in severance costs in which case the Purchaser shall indemnify the Supplier for such severance costs in accordance with this Article 10.8; and (iv) and notwithstanding the provisions of Article 10.8(a) the severance cost arising out of the termination of such employee’s employment shall be computed by reference to the total length of service of such employee with the Supplier or any of its Affiliates prior to the date of such decision to terminate the employee’s employment and not by reference to the period specified in Article 10.8(a).

Notwithstanding the foregoing provisions of this Article 10.8 that set out payment of certain costs by Purchaser, at the termination of this Agreement under Article 10.2(C), 10.4(D) or 10.5(E) any redundancy costs of Supplier as determined in accordance with Article 10.8, shall be paid one half by the Purchaser and one half by the Supplier.

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10.9	Each Party shall exercise its Reasonable Actions to minimise any adverse effect to the other Party resulting from the termination of the rendering, in whole or in part, of any SUMP Items under this Agreement. Each Party agrees to cooperate with the other Party in order to facilitate any disconnection and minimise disconnection costs and termination costs. In the event the Supplier purports to cease to provide any Long Term or Sole Supplier SUMF Item during the ten-year period following the Effective Date as a result of its cessation of operations of all or substantially all of its SUMF Assets at the Site or its cessation of supply to the entire Site of such SUMF Item, the Supplier shall continue to provide the Purchaser with such SUMF Item for the balance of the ten-year period on a basis which is the economic equivalent of the Supplier’s supply to the Purchaser of such SUMF Item prior to the Supplier’s cessation of operations or supply. The manner in which the Supplier continues to provide such SUMF Item on an economically equivalent basis shall be within the Supplier’s sole discretion and may include the transfer by the Supplier of SUMF Assets, the assignment of all or part of this Agreement to Third Parties, the investment in alternative assets and the procurement of comparable items from Third Parties. In the event such termination occurs following the tenth anniversary of the Effective Date, the provisions of Article 10.10 shall apply to Supplier’s provision of SUMF Items.

10.10	Upon termination of this Agreement, the Parties, acting reasonably and in good faith, shall negotiate for the continued provision of any essential SUMF Items on commercially competitive terms and conditions, including price, which shall in any event be sufficient to provide the Supplier with full recovery of its cash costs plus a return on capital and capital reimbursement consistent with the other SUMF infrastructure charges contained in this Agreement. In addition, if such termination occurs any time after the tenth anniversary of the Effective Date,

(a)	the Supplier shall consider, without obligation, the same remedies which it may consider upon termination of the provision of SUMF Items during the ten-year period commencing with the Effective Date pursuant to Article 10.8; and

(b)	the Purchaser shall have the right to continue to receive from the Supplier any essential Long Term or Sole Supplier SUMF Items for which the Purchaser cannot obtain a reasonable alternative source elsewhere.

10.11	Subject to Articles 10.9 and 10.10 any termination of this Agreement, in whole or in part, including the termination of the supply of an individual SUMF Item shall be final and neither Party shall have the right to resumption of the terminated supply of such SUMF Item under this Agreement or another Agreement.

10.12	Termination of this Agreement under this Article 10 shall not affect the provisions of Articles 6 (as to audit rights), 9, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11, 10.12, 10.13, 10.14, 11, 12, 14, 19, 23, 25, 26, 27 and 28 which shall continue in full force and effect.

10.13	Within 60 days after termination of this Agreement, the Supplier shall provide a final reconciliation of SUMF Charges. Any overcharges or undercharges shall be paid by the

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Party owing the same within twenty (20) days following the final reconciliation (after any required adjustments have been made). The final recalculation shall be broken down in such detail as the Purchaser may reasonably request and as the Supplier can reasonably provide. From the due date of the reconciliation payment, interest will accrue at the Default Rate. The Parties shall meet to resolve any dispute relating to the final reconciliation as expeditiously as possible in accordance with Article 19.

10.14	Termination of this Agreement and termination of the supply of any individual SUMF Item shall be without prejudice to the accrued rights and liabilities of the Parties at the time of such termination and all provisions of this Agreement necessary for the full enjoyment thereof shall survive termination for the period so necessary.

ARTICLE 11: INTELLECTUAL PROPERTY RIGHTS

11.1	Neither this Agreement nor the performance by any of the Parties of its duties hereunder shall operate to convey, license or otherwise transfer from one Party to another any patent, know-how, trade secrets or other intellectual property rights.

11.2	The copyright and any other industrial property rights and property in any Confidential Record or other material supplied under this Agreement shall, in the absence of any express provision to the contrary thereon, remain with the disclosing Party.

ARTICLE 12: CONFIDENTIALITY

12.1	Subject to Article 12.2, each Party shall treat as strictly confidential (and shall not disclose) all information received or obtained as a result of entering into or performing this Agreement which relates to:

(A)	the provisions of this Agreement;

(B)	the negotiations relating to this Agreement;

(C)	the performance of this Agreement;

(D)	the other Party or any aspect of its business or operations; or

(E)	the subject matter of this Agreement.

12.2	Either Party may disclose information which would otherwise be confidential if and to the extent:

(A)	required by the law of any jurisdiction to which the disclosure is subject;

(B)

required by any securities exchange or agency to which either Party is subject, wherever situated, whether or not the requirement has the force of law; provided that the disclosing Party requests in accordance with applicable rules confidential

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treatment of such information by any such securities exchange or agency to whom such information is required to be disclosed;

(C)	disclosed on a strictly confidential basis to the professional advisers or auditors of the Party or to any actual or potential bankers or financiers of that Party;

(D)	disclosed on a strictly confidential basis to an Affiliate or Affiliates;

(E)	disclosed on a strictly confidential basis to bona fide potential or actual purchasers of a proprietary interest in or potential or actual operators of either the Plant or the Site;

(F)	disclosed to the corporate shareholders or other equity owners of the Parties;

(G)	that the information is lawfully known to the Party (without binder of secrecy) at the time of disclosure; or

(H)	that the information has come into the public domain through no fault of that Party;

(I)	that the other Party has given prior written approval to such disclosure; or

(J)	disclosed to the extent necessary to seek enforcement of, or to defend, the contractual rights or obligations of a Party under this Agreement, any Transaction Documents or other related agreements, or to satisfy an obligation or duty under this Agreement.

12.3	If the Purchaser should wish to disclose confidential information to a potential Third Party operator of the Plant, it shall first obtain the permission of the Supplier as to the information that can be disclosed. The Supplier shall act on a Commercially Reasonable basis when considering a request from the Purchaser pursuant to this provision.

12.4	The restrictions contained in Article 12.1 shall continue to apply for ten (10) years.

Pernis SUMF Agreement (Kraton/SNR)	27

ARTICLE 13: ADDITIONAL SUMF AND CAPITAL IMPROVEMENTS TO SUMF ASSETS

13.1	The Purchaser may submit from time to time to Supplier written requests for Supplier to undertake capital improvement projects relating to the supply of SUMF Items. Any such request shall specify in reasonable detail the capital improvements to be made, any permits that may be required, the estimated cost of such capital improvements, any proposed changes to this Agreement or to any Schedule, and any other relevant information relating to such capital improvement project. Supplier agrees that it will consider in good faith any such request, but Supplier shall have no obligation to agree to undertake any such capital improvement project and may reject any request by Purchaser. Supplier shall provide Purchaser a written explanation for a rejection. If Supplier agrees to undertake any such capital improvement project, Purchaser shall be responsible for all costs associated with such project, without duplication of other amounts paid or payable by Purchaser under this Agreement including (a) the cost of completing the capital improvements, (b) Supplier’s costs and expenses incurred in connection with such project, and (c) any increased costs of operation suffered by Supplier as a result of such project.

Notwithstanding the foregoing, the Purchaser has the right, provided there is no unreasonable disruption to any other of the Supplier’s operations, to obtain from other sources, including in-house production by the Purchaser, such new or additional requirements of the relevant SUMF Item as the requested project was to cover.

Any reasonable costs incurred by the Supplier in evaluating a requested capital improvement project shall be reimbursed to the Supplier by the Purchaser; provided that when incurring such costs the Supplier has acted on a Commercially Reasonable basis.

13.2	If a capital improvement to a SUMF Asset is required by applicable law or HSE regulations solely because of the Purchaser’s process, products or by-products, the costs directly related to such capital improvement shall be borne by the Purchaser.

ARTICLE 14: DAMAGE TO SUMF ASSETS

14.1	If SUMF Assets are damaged or destroyed, the owner of the SUMF Asset shall timely restore such asset as soon as is practical following the damage or destruction.

14.2	If the owner does not timely fulfill its obligation to restore the SUMF Asset, the other Party may at its discretion take such other reasonable measures as are necessary or useful to find an alternative source for any relevant SUMF Item or its equivalent for the benefit of all Users on a temporary basis until such restoration is complete.

14.3

The Party causing damage to a SUMF Asset as a result of its Gross Negligence or Wilful Misconduct shall assume liability for any incremental costs of such alternative SUMF Items so that the Users of such SUMF Items other than such Party or its Affiliates pay the

Pernis SUMF Agreement (Kraton/SNR)	28

same amount for such SUMF Items during such temporary period as such Users paid prior to the damage or destruction of the relevant SUMF Assets.

ARTICLE 15: METERING OF SUPPLY, CONSUMPTION AND DELIVERY

15.1	The quantities of certain SUMF Items supplied hereunder shall be measured by a Meter. The Meter shall be installed, owned and operated at the expense of the Party indicated in Schedule 2 as the Meter owner. The Meter owner shall read the Meter on a regular basis as described in Schedule 2 and shall promptly advise the other Party in writing of the reading. Such readings shall form the basis for preparing the Supplier’s invoices pursuant to Articles 5, 6 and 7.

15.2	The Parties acknowledge that the Meters are not normal custody transfer meters. The Meter owner shall, at its expense, perform normal maintenance procedures to maintain the accuracy of its Meters. Each Meter shall be tested for accuracy and calibrated regularly per industry standards as specified in Schedule 2 by the Meter owner at its expense. The Meter owner shall give the other Party a written schedule of calibration test times, and the other Party shall have the right to have its representative present to observe each calibration test. If the other Party desires to conduct more frequent calibration tests, such Party may request that more frequent tests be conducted, in which case the Meter owner will perform or cause to be performed such tests at the other Party’s expense.

15.3	Following any calibration test made pursuant to this Article 15, the Meter owner at its expense shall restore an inaccurate component to a condition of accuracy or replace such component as soon as reasonably practical. If the level of inaccuracy exceeds that specified in Schedule 2, the readings affected by said component shall be corrected by the amount of the inaccuracy for the period which is definitely known to be affected by such inaccuracy. If the period is not definitely known and is not mutually agreed upon, the correction shall be made for a period one-half of the time elapsed between the last prior calibration test and the date the inaccuracy is corrected. Adjustments to a previously issued incorrect invoice shall be made promptly by the Supplier.

15.4	The Parties acknowledge that special metering problems may arise which can be resolved by procedures other than those described in this Article 15. The Parties may, by mutual consent, establish special procedures for a specific problem or accept delivery quantities in a manner not described herein. Mutual consent for acceptance of one special procedure or delivery quantity will not set aside the provisions of this Article 15, nor imply acceptance by either Party of any special provision at a future time.

15.5

Should the Supplier or the Purchaser fail to obtain suitable measurement results from the Meter, the quantities of SUMF provided during the period in question shall be calculated by the other Party in the event that the other Party has installed its own check meter and it has been calibrated according to this Article 15 within ninety (90) days of the period in question. In the event that neither Party has obtained suitable measurement results, the amount of the relevant SUMF Item supplied in the period in question shall be estimated, using the average of delivered quantities for a period of time agreed upon by both Parties,

Pernis SUMF Agreement (Kraton/SNR)	29

or by any other means mutually agreed upon by both Parties. If a Party installs a check meter, the other Party shall have the right to have its representative at any calibration test of the check meter. A Party installing a check meter shall perform all maintenance and calibration tests of the check meter at its own expense, and shall furnish the other Party with all readings obtained from the check meter.

15.6	The Parties shall complete promptly the identification of all receipt and Delivery Points for the various SUMF Items described in Schedule 2 and all drawings related thereto.

15.7	If there is no Meter at a Delivery Point the allocation method set out in Schedule 6 shall be used. The Joint Operating Committee shall have the authority to update and/or correct any allocation method, with any updating and/or corrections being adjusted prospectively. Either Party may, at its own expense, install a Meter in lieu of allocation.

15.8	Methods for allocating line losses and differences resulting from measurement discrepancies shall be set out in Schedule 2.

ARTICLE 16: JOINT OPERATING COMMITTEE

16.1	The Supplier and the Purchaser shall jointly establish the Joint Operating Committee to review the operation of this Agreement and the supply of SUMF hereunder in an effort to ensure the smooth and efficient operation of this Agreement. The structure and role of the Joint Operating Committee is set out in Schedule 5.

16.2	Every two (2) years, or as often as either Party may reasonably require, the Joint Operating Committee will review the overall effectiveness of this Agreement and will discuss possible opportunities for improvement.

ARTICLE 17: MISCELLANEOUS

17.1	Both Parties shall perform their respective duties under this Agreement (i) following standards applied by the industry in similar operations and in keeping with good industry practice and in compliance with applicable law and (ii) in a manner each Party reasonably believes to be fair to the other Party.

17.2	The services under this Agreement shall be provided in accordance with Shell’s HSE and Technical Standards.

17.3

The Parties will keep each other timely informed about planned turnarounds, shutdowns, major technical projects, capital expenditures and any other major events which in each case are relevant to the supply or cost of any SUMF Item and/or the operation of the Purchaser’s Property. The Supplier shall take such Reasonable Actions within its control so as to minimise the impact to the Purchaser of any planned turnaround, shutdown, major technical project, capital expenditure and any other major event which may adversely impact the supply of any SUMF Item, without prejudice to health, safety and

Pernis SUMF Agreement (Kraton/SNR)	30

environmental standards. The Parties shall keep each other timely informed of any adjustments or changes to these plans.

17.4	Purchaser explicitly waives any rights to claim pursuant to this Agreement against Shell Nederland B.V. on the basis of the filing by Shell Nederland B.V. of a “verklaring van aansprakelijkheid” under Article 2:403 of the Dutch Civil Code.

ARTICLE 18: FORCE MAJEURE

18.1	A Party will not be in breach of this Agreement (except for breach of an obligation to pay money due and payable under this Agreement) to the extent:

(A)	performance by the Party is delayed or prevented by Force Majeure;

(B)	the Party claiming relief under this Article promptly notifies the other Party of the circumstances giving rise to Force Majeure and their anticipated duration; and

(C)	the Party so claiming relief undertakes to take Reasonable Actions to remedy and overcome the cause of such Force Majeure as promptly as possible.

18.2	Upon remedying or overcoming the circumstances giving rise to Force Majeure, the Party claiming relief under this Article shall promptly notify the other Party of the termination of such Force Majeure condition.

18.3	If the Force Majeure in question prevails for a continuous period in excess of thirty (30) days after the date on which the Force Majeure begins, the Parties shall consult together with a view to determining mutually acceptable measures to overcome the difficulties arising therefrom.

18.4	“Force Majeure” means, in relation to either Party, an event, condition or circumstance beyond the reasonable control of that Party and without the fault or negligence of the Party claiming Force Majeure which causes a delay or disruption in the performance by such Party of any of its obligations under this Agreement including, without limitation:

(A)	fire, explosion or other disruption, mechanical breakdown, electrical shortage or blackout, decline or shortages of supply, and circumstances arising out of information technology not being millennium compliant; and

(B)	lock-outs, strikes and other industrial disputes.

For the avoidance of doubt, the settlement of a labour strike, lockout or any other kind of labour dispute is not within the reasonable control of the Party affected and the requirements of this Article shall not oblige that Party to settle a strike, lockout or other labour dispute on terms contrary to its wishes.

Pernis SUMF Agreement (Kraton/SNR)	31

ARTICLE 19: DISPUTE RESOLUTION

19.1	Any Dispute arising out of or in connection with this Agreement, excluding invoice Disputes subject to Article 7.2(H), shall be exclusively processed in accordance with this Article.

19.2	In the event of a Dispute, the Parties shall, within ten (10) days of a written request by either Party to the other Party, meet in good faith to resolve such dispute or differences.

19.3	Any Dispute which cannot be resolved by the Parties shall be submitted to the Joint Operating Committee which shall endeavour to amicably resolve the Dispute. The Parties shall provide the Joint Operating Committee with such information as it reasonably requires to enable it to determine the issues relevant to the Dispute.

19.4	Any Dispute which cannot be resolved by the Joint Operating Committee shall be submitted to the Steering Committee which shall endeavour to amicably resolve the Dispute. The Parties shall provide the Steering Committee with such information as it reasonably requires to enable it to determine the issues relevant to the Dispute.

19.5	Any Dispute which cannot be resolved by the Steering Committee shall be submitted to mediation before a mediator selected by the Steering Committee. The Parties shall bear their own costs for mediation and the costs of the mediator shall be borne equally. If the Parties are unable to select a mediator within fifteen (15) days or if the Dispute is not resolved as a result of the mediation within sixty (60) days (or such other period as may be agreed by the Parties), either Party may submit the matter to arbitration for final, binding and exclusive settlement by three arbitrators in accordance with the UNCITRAL Arbitration Rules, with the President of the ICC Court of International Arbitration to act as the appointing authority, or any other arbitration provided for in Schedule 1, such arbitration to be held in the country where the Site is located at the place specified in Schedule 1. Any arbitration decision pursuant to this Article 19 shall be final and binding upon the parties and judgment thereon may be entered in any court of competent jurisdiction. Costs incurred by the Parties in carrying on any arbitration proceeding hereunder (including reasonable attorneys’ fees and arbitration fees) shall be determined by the arbitrator by reference to fault.

19.6	Pending resolution of any Dispute, the Supplier shall consult with the Purchaser with regard to any change to the specification of any SUMF Item with which the Dispute is connected.

19.7	Resolution of any Dispute between the Parties involving payment of money by one Party to the other shall include payment of interest at the Interest Rate.

19.8	Each Party shall, in addition to all rights provided herein or provided by law, be entitled to the remedies of specific performance and injunction to enforce its rights hereunder.

Pernis SUMF Agreement (Kraton/SNR)	32

ARTICLE 20: FURTHER ASSURANCE

20.1	Each Party shall at its own cost, from time to time on request, do or procure the doing of all acts and execute or procure the execution of all documents in a form satisfactory to the other Party which the other Party may reasonably consider necessary for:

(A)	giving full effect to this Agreement; and

(B)	securing to the other Party the full benefit of the rights, powers and remedies conferred upon the other Party in this Agreement.

ARTICLE 21: COSTS AND EXPENSES

21.1	Save as otherwise stated in this Agreement, each Party shall pay its own costs and expenses in relation to the negotiation, execution and carrying into effect of this Agreement.

ARTICLE 22: ASSIGNMENT AND DELEGATION

22.1	Assignment

Either Party shall be entitled to assign this Agreement to any Affiliate that acquires all or substantially all of its Property; provided that the assignee Affiliate and the assigning Party shall be jointly and severally liable for the fulfillment of all obligations thereby assigned. Either Party shall be entitled to assign this Agreement to any Third Party; provided that the assignee is financially, technically and otherwise reputable and agrees in writing to the other Party’s reasonable satisfaction to perform the duties and obligations under this Agreement. The Party attempting such an assignment to a Third Party shall provide the other Party with prompt advance written notice of such assignment to allow the other Party sufficient time in which to evaluate the potential assignee Third Party in the manner described in this Article 22.1.

22.2	Any assignment of this Agreement shall not relieve either Party of any obligation or liability incurred hereunder and remaining wholly or partially outstanding immediately prior to the time at which the assignment is to take effect.

22.3	The Supplier may at its discretion procure from its Affiliates or any Third Party certain information, advice, services and SUMF Items which it is obliged to render or perform under this Agreement, or may delegate to any Affiliate or Third Party the performance of its rights and obligations under this Agreement, in order to assist the Supplier in the efficient execution of this Agreement provided that the person or company to whom delegation is made shall be capable of rendering the services.

Pernis SUMF Agreement (Kraton/SNR)	33

ARTICLE 23: SEVERABILITY

23.1	If any of the provisions of this Agreement is or becomes illegal, void or unenforceable under the law of any jurisdiction, such provision shall be deemed to be deleted from this Agreement and the remaining provisions of this Agreement shall remain and continue in full force and effect. In such event, this Agreement shall be modified to provide the same benefits and burdens (including economic) that would have been provided had this provision been deleted. In the event that the Parties cannot agree on modifications, the Dispute shall be resolved pursuant to Article 19.

23.2	The invalidity of one or more provisions of this Agreement shall not affect:

(A)	the legality, validity or enforceability in that jurisdiction of any other provision of this Agreement; or

(B)	the legality, validity or enforceability under the law of any other jurisdiction of that or any other provision of this Agreement.

ARTICLE 24: NO AGENCY OR PARTNERSHIP

24.1	Nothing contained in this Agreement and no actions taken by the Parties under this Agreement shall constitute a partnership, joint venture, association or other co-operative entity between the Parties or to authorise either Party to represent the other or to contract on behalf of the other Party. The Supplier is acting solely as an independent contractor and is not an agent of the Purchaser. The Supplier’s provision of services and performance of its duties hereunder shall be under the sole supervision, control and direction of the Supplier and not the Purchaser.

ARTICLE 25: REMEDIES AND WAIVER

25.1	The delay or failure of either Party at any time in exercising any right, power or remedy provided by law or under this agreement shall in no way:

(A)	affect that right, power or remedy; or

(B)	operate as a waiver of it.

25.2	The single or partial exercise of any right, power or remedy provided by law or under this Agreement shall not preclude any other or further exercise of it or the exercise of any other right, power or remedy.

25.3	The rights, powers and remedies provided in this Agreement are cumulative and not exclusive of any rights, powers and remedies provided by law.

25.4	The Parties acknowledge that each of them has had adequate opportunity and bargaining strength to review, negotiate and revise this Agreement to its satisfaction. They each

Pernis SUMF Agreement (Kraton/SNR)	34

expressly agree that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting Party shall not be employed in the interpretation of this Agreement.

ARTICLE 26: ENTIRE AGREEMENT AND VARIATION

26.1	This Agreement constitutes the entire and only agreement between the Parties relating to the furnishing of SUMF Items by the Supplier to or for the Purchaser at the Site and supersedes any Pre-contractual Statement.

26.2	Each of the Parties acknowledges on its own behalf and on behalf of each of its Affiliates that, in agreeing to enter into this Agreement, it has not relied on any Pre-contractual Statement (except those set out in this Agreement).

26.3	Each Party waives all rights and remedies which, but for this Article, might otherwise be available to it in respect of any such Pre-contractual Statement, provided that nothing in this Article shall limit or exclude any liability for fraud.

26.4	Any amendment or modification of this Agreement shall be ineffective unless reduced to writing and signed by or on behalf of a duly authorised representative of each of the Parties.

ARTICLE 27: NOTICES

27.1	All notices, requests, waivers, demands, directions and other communications required or permitted to be given under this Agreement shall be in writing and in English. This provision shall not prevent communications relating to the operations of the Plant from being made in the language spoken in the jurisdiction in which the Plant is situated. Notices may be given in electronic form (including facsimile transmission and telex communications and e-mail) and shall be delivered personally, sent by facsimile transmission, or e-mail, sent by nationally recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the other Parties at their addresses set forth in the introductory paragraphs of this Agreement (or such other address for a Party as shall be specified by like notice from such Party to the other Party). All such notices and other communications shall be deemed to have been given and received, (i) in the case of personal delivery, delivery by facsimile transmission or e-mail, on the date of delivery, if delivered during business hours on a business day or, if not so delivered, the next succeeding business day (ii) in the case of delivery by nationally recognized overnight courier, on the second business day following dispatch and (iii) in the case of mailing, on the fifth business day following such mailing.

27.2	Any notice so delivered will comply with the terms of this Article 27.

27.3	A Party may change its notice details on giving notice to the other Party of the change in accordance with this Article 27. That notice shall only be effective on the date falling

Pernis SUMF Agreement (Kraton/SNR)	35

three (3) clear Business Days after the notification has been received or such later date as may be specified in the notice.

ARTICLE 28: GOVERNING LAW

28.1	This Agreement shall be governed by and construed in accordance with the laws of England.

28.2	A Person who is not a party to this Agreement has no right under the Contract (Rights of Third Parties) Act 1999 to enforce any term of this Agreement.

ARTICLE 29: LANGUAGE

29.1	If this Agreement is translated into any language other than the English language, the English version of this Agreement shall prevail.

ARTICLE 30: COUNTERPARTS

30.1	This Agreement may be executed in any number of counterparts, and by the Parties on separate counterparts, but shall not be effective until each Party has executed at least one counterpart.

30.2	Each counterpart shall constitute an original of this Agreement, but all the counterparts shall together constitute but one and the same instrument.

Pernis SUMF Agreement (Kraton/SNR)	36

EXECUTION COPY

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first above written.

For and on behalf of

KRATON POLYMERS NEDERLAND B.V.

By:	/s/ M. KORSTEN
Name:	M. Korsten
Title:	Illegible

/s/ Illegible
Illegible
Director

For and on behalf of

SHELL NEDERLAND RAFFINADERIJ B.V.

By:	/s/ J. KVITVANG
Name:	J. Kvitvang
Title:	Refinery Manage SNR

/s/ F. D. DE KONING
F. D. de Koning
Algemeen Directeur

Pernis SUMF Agreement (Kraton/SNR)

SCHEDULE 1: INFORMATION

1.	The addresses, facsimile number of the Parties are:

Supplier:	Shell Nederland Raffinaderij B.V.
Vondelingenweg 601
3196 KK Rotterdam
Fax 010-4313577

Purchaser:	Kraton Polymers Nederland B.V.
Vondelingenweg 601
3196 KK Rotterdam
Fax +31 10-4314649

2.	The Plant plan is attached as Attachment 1.

3.	The relevant bank and base lending rate are:

EURIBOR as offered by ABN/AMRO, Rotterdam, at about 1000 hours on the first Rotterdam banking day of the month.

4.	Period for keeping books and records:

Two (2) years after the relevant calendar year.

5.	Currency for payment of SUMF Charges:

Dutch Guilders (NLG)

6.	Interval for reports on variations from the Annual Plan and Budget:

Quarterly

7.	Disputes are to be resolved by:

•	disputes over invoices: mutually agreed independent auditors

•	other disputes: UNCITRAL arbitration

8.	Place of arbitration: Rotterdam

9.	Supplier’s Representative: Joep GA Ruiterman

Purchaser’s Representative:

10.	The Site is: the plot of land, known as “Pernis-site”, located at Vondelingenweg 601, Rotterdam, leased by SNR

Pernis SUMF Agreement (Kraton/SNR)	1

Attachment 1 to Schedule 1: Plant plot plans

1.	Demwater system - Demiwater

2.	MP steam system - Middendruk En Hoge Druk Stoonleidingen

3.	Instrument air system - Instrumentenlucht

4.	Drinking water system - Drinkwater

5.	Nitrogen system - Stikstof Leidingen

6.	Cooling water system - Koelwater Leidingen

7.	Shell sewer system - Stroomgebied Rioleringen

8.	Tool air system - Werklucht

9.	Fire water system - Terreinbrandwaterleidingen

Pernis SUMF Agreement (Kraton/SNR)	2

SCHEDULE 2: ITEMS OF SUMF

This Schedule refers to schedules in the 20xxK series as specified below:

Item of SUMF	Number
Kraton Polymers Nederland B.V
Management Fee	2000K
Utilities supply	2010K
Electricity supply	2011K
Utilities Infrastructure for: Steam, cooling water, condensate, demineralised (demin) water, reinwater, drinking water, industrial water, air, fuel gas, nitrogen	2013K
Electricity distribution infrastructure	2014K
Fire water system	2015K
Sewer system	2016K
Outside battery limit pipeline maintenance	2018K
Waste management services	2030K
Waste water Treatment	2031K
Industrial cleaning know how	2032K
Equipment Cleaning Yard access	2033K
Central workshop	2034K
Central lending store	2035K
Central warehouse	2036K
Contracting and procurement services	2037K
Static engineering	2038K
Technology support (RTS), waterteam and Quality Management (RQ)	2039K
Refinery Instrumentation Process Control (RIPC)	2040K
Central Management and Administration of Technical Documents	2041K
Security Services, Reception Services, Crisis Management & Emergency Response Services and Fire Fighting Services	2042K
Office Services (including Catering and Office Rental).	2043K
Human Resource Services	2050K
Public relations services	2052K
Legal Services	2053K
Environmental & Site Planning affairs	2055K
Safety, health & occupational hygiene services	2057K
Operating IT services and system development	2071K

Pernis SUMF Agreement (Kraton/SNR)	1

SCHEDULE 2000K

NAME OF SUMF ITEM

Management Fee.

PURCHASER/SUPPLIER

Purchaser

Kraton Polymers Nederland B.V.

Supplier

Shell Nederland Raffinaderij B.V.

DESCRIPTION OF SUMF ITEM

Management and administration of the provision of Sole Supplier, Long Term SUMF and Short Term SUMF including, but not limited to,

•	Managing the process of consultation with the Purchaser in the case of planned changes to Site documents, for example handbooks, procedures, specifications and guidelines, that would affect the Purchaser.

•	Developing and providing access to relevant Site procedures, for example handbooks, procedures, specifications and guidelines.

VOLUMES AND SPECIFICATIONS

•	Specifications:

–	Not applicable.

•	Volumes:

–	Not applicable.

•	Firm Capacity Reservation:

–	Not applicable.

•	Curtailment policy, including shutdowns:

–	Not applicable.

PURCHASER’S TOTAL REQUIREMENT UP TO FIRMCAPACITY RESERVATION

☐	Yes.

☐	No.

☒	Not applicable.

DELIVERY TERMS AND CONDITIONS

Mode of supply/delivery place

Not applicable.

Measurement of supply quantity to Purchaser

Not applicable.

Pernis SUMF Agreement (Kraton/SNR)	1

Title and risk

Not applicable.

Conformance requirement

Not applicable.

Dependencies

Not applicable.

CATEGORY OF SUMF

☒	Short Term SUMF.

☒	Long Term SUMF.

☒	Sole Supplier SUMF.

Partial termination:

☐	No:

☒	Yes: fixed reduction of the management fee when a LT or ST SUMF is being terminated

PRICING

Cost for managing and administrating the provision of SUMF to all Site resident parties amounted to [***]  [Confidential Treatment Required] in 1999. A share was allocated to the Purchaser based on the 1999 consumption of SUMF. The resulting management fee is a fixed amount of [***]  [Confidential Treatment Required] - (basis 1999) which will be corrected annually for inflation using the general CBS consumer price index for households (1999 is reference year 100%).

The Management Fee consist of three components:

•	[***] [Confidential Treatment Required] for all [***] [Confidential Treatment Required] services.

•	[***] [Confidential Treatment Required] for all [***] [Confidential Treatment Required] services (excluding utility supply) and all [***] [Confidential Treatment Required] services.

The Management Fee will be adjusted as follows:

•	If and when a LT SUMF service (excl. utilities) and/or a ST SUMF service is terminated completely there will be a reduction of the management fee to Kraton of [***] [Confidential Treatment Required] - (basis 1999; figure for the years thereafter will be escalated in line with the management fee) per terminated SUMF Item.

SPECIAL PAYMENT TERMS

No

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SCHEDULE 2010K

1.	NAME OF SUMF ITEM

Utilities supply, including auxiliaries.

For the purpose of this Schedule, each separate utility or auxiliary is deemed as a separate SUMF Item

PURCHASER/SUPPLIER

Purchaser

Kraton Polymers Nederland B.V.

Supplier

Shell Nederland Raffinaderij B.V.

DESCRIPTION OF SUMF ITEM

Supply of Steam (MP, LP, 8 bar), drinking water, industrial water, demineralised (demin) water, reinwater, cooling water, compressed air, nitrogen, fuel gas and recovery of utilities. Distribution costs are excluded and charged via a separate schedule.

VOLUMES AND SPECIFICATIONS

•	Specifications:

–	The standard Site - specifications as described in BBS procedure 01.05.3001’ “Utiliteiten specificatieboek Shell Pernis” (SNR/SNC Pernis). The Supplier will review and consult with the Purchaser before any changes to specifications will be made.

•	Volumes:

–	Reference is made to appendix 2.

•	Maximum capacity reservation:

–	Reference is made to appendix 2. Firm Capacity Reservation.

•	Planning and nomination:

–	Planning to be agreed in annual review process. Nomination is not applicable.

•	Curtailment policy, including shutdowns:

–	Reference is made to Schedule 4.

PURCHASER’S TOTAL REQUIREMENT UP TO FIRM CAPACITY RESERVATION

☒	Yes (the total requirement per individual utility). Tariffs are based on total requirement including redundancy and reliability of utilities. SNR maintains therefore the right to revise tariffs, when Purchaser wishes to change to partial requirements.

☐	No.

☐	Not applicable.

DELIVERY TERMS AND CONDITIONS

Mode of supply/delivery place

The utilities are supplied at the Site by using the existing utility grid.

Limitation or interruption of supply

Pernis SUMF Agreement (Kraton/SNR)	1

Supplier will act in accordance with the standards of a reasonable and prudent operator. Supplier and Purchaser recognise that the delivery of utilities can be limited or interrupted for a certain amount of time, meaning that Supplier may not be able to supply steam during a period of Force Majeure, planned maintenance, unplanned maintenance or forced outage. (Ref: Schedule 4 “Curtailment Procedures”)

In the event that Supplier becomes aware that it cannot deliver utilities as requested by the Purchaser at a certain moment in time, Supplier shall, as soon as reasonably practicable, inform Purchaser on this.

Measurement of supply quantity to Purchaser

Where available, measurement is based upon meters. Whenever more consumers are supplied via one shared meter, supply quantity will be based on a fixed fraction of the quantity as measured by the shared meter. Determination of this fixed fraction will be based upon best information available. Where no metering exists, supply quantities are based upon technologically derived consumption estimates.

Unbalances between supply and Purchaser’s received quantities will be corrected in accordance with the Site utility accounting procedure. Supplier will do final allocation of unbalances and supplied quantity.

It is the intention of Supplier, in cooperation with Shell Nederland Chemie, to install calibrated metering at cost of Supplier as soon as practically possible for all major utility streams, for example using windows provided by turnarounds.

Upon request by Purchaser additional calibrated metering can be installed by Supplier at cost of Purchaser.

After installation of calibrated metering the Site utility accounting procedure will be adjusted so that the supply quantity of a certain utility stream will be based only on the calibrated meter suitable for the duty.

Title and risk

Title and risk passes at Delivery Point.

The Delivery Point will be at the boundary fence of Purchaser’s site where the delivery pipe crosses such boundary fence, and the tie-in point will be where the delivery pipe connects with the Purchasers utility system.

Conformance requirements

Not applicable.

Dependencies

Contracts on external supply of nitrogen, drinking water and industrial water.

CATEGORY OF SUMF

☐	Short Term SUMF.

☒	Long Term SUMF.

☐	Sole Supplier SUMF.

Initial duration of SUMF

Pernis SUMF Agreement (Kraton/SNR)	2

If Long Term SUMF, specify notice period for termination by Purchaser:

☐	3 years:

☐	For utilities/auxiliaries, except reinwater

☒	Other:

For Reinwater:	Supplier may terminate supply of reinwater after three years. Thereafter an alternative and its price will have to be agreed. If the alternative is demin water the additional volumes will be made available at the contractual demin water price (see Appendix 1).

Partial termination

☐	No:

☒	Yes:

PRICING

Pricing structure and prices per item

Utility prices are based on price formulae, with natural gas, process materials and an inflation index as input.

•	The formulae are described in appendix 1.

Fuelgas

Price is based on a quarterly published price by Gasunie, the Dutch national natural gas provider, for industrial large consumers with an annual off take of [***]  [Confidential Treatment Required] as an external natural gas price benchmark. If and when this benchmark is being discontinued the Parties will agree on an alternative external benchmark.

Process materials

The cost for process materials (including but not limited to NaOH, HCI) are based on actual cost incurred by SNR, which are equal to external contract prices.

Nitrogen

The price for nitrogen (N2) is per ton as incurred under Supplier’s contract with an external supplier.

I

The inflation correction is computed as follows:

In = In-1/I1995

where

•	In is the inflation factor for the budget year,

•	In-1 the average price index for the 12 months October to September preceding the budget year;

•	I1995 is the average price index for 1995, which was 100. The price index used is the Central Bureau voor de Statistiek (CBS) Consumer Price Index (CPI).

Estimated utility prices for 2000

See Appendix 1

Pernis SUMF Agreement (Kraton/SNR)	3

Actual consumption

Actual quantities will be corrected in line with paragraph 6.2 of this schedule.

SPECIAL PAYMENT TERMS

☐	Yes, other special provisions are:

☒	No.

Appendix 1: Estimated Utility Prices for Q1 2000

Estimated prices for inputs (“inkoop”)	Kraton
Drinking water (domestic water), NLG/m3	*	**	DP

Industrial water, NLG/m3	*	**	IWP

Natural Gas, NLG/tSRF	*	**	FP

Hydrochloric acid 10%, NLG/ton	*	**	HCI

Caustic soda 50%, NLG/ton	*	**	NaOH

Nitrogen, NLG/ton	*	**	Nitrogen

Oxygen, NLG/ton	*	**	Oxygen

ENECO Electricity price NLG/MWh	*	**	***

Inflation factor rel to 1995 1	*	**	I

Resulting commercial tariffs	Kraton
Drinking water (domestic water), NLG/m3 (TDW)	*	**	***

Industrial water NLG/m3(TIW)	*	**	IWP

Condensate, NLG/m3 (CON)	*	**	IWP

Demin water, NLG/m3(TDM)	*	**	***

Reinwater, NLG/m3(TRW)	*	**	***

MP-steam, NLG/t (TMD)	*	**	***

8 bar-steam, NLG/t (T8B)	*	**	***

LP-steam, NLG/t (TLD)	*	**	***

[1]	Those formula elements which will be escalated by I represent the year 1995.

[2]	See 8.1

[3]	DP = variable part of external supply price

[4]	Fixed fee = share of external (fixed) connection fee prorated as percentage of total Site drinking water usage

[***]	[Confidential Treatment Required]

Pernis SUMF Agreement (Kraton/ SNR)	4

Compressed air[5], NLG/t (TLU)	*	**	***

Nitrogen, NLG/t (TST)	*	**	Nitrogen

Oxygen, NLG/t (TZS)	*	**	Oxygen

Cooling water, NLG/kt (TKW)	*	**	***

Fuel gas NLG/tSRF equivalent	*	**	FP

Electricity, NLG/MWh (TEL)	*	**	***

[5]	Compressed air is distributed in two separate systems: a. Instrumentenlucht (instrument air); b. Werklucht (tool air). The specification of the compressed air is the same for both systems. However, in the event of an emergency with one of air compressors, the instrument air supply takes priority over the tool air supply.

[***] [Confidential Treatment Required]

Pernis SUMF Agreement (Kraton/SNR)	5

Appendix 2: Max, peak capacity reservations

Maximum annual consumption
	Unit measure	Kraton
ENERGY
LP STEAM	kt	*	**
MP STEAM	kt	*	**
TOTAL STEAM	kt	*	**
ELECTRICITY	GWh	*	**
AUXILIARY
COMPRESSED AIR	kt	*	**
CONDENSATE[6]	kt	*	**
COOLING WATER	‘000 kt	*	**
DOMESTIC WATER	kt	*	**
NITROGEN	kt	*	**
SOFT WATER	kt	*	**

Maximum peak consumption t/hr
	Unit measure	Kraton
ENERGY
LP STEAM	t/hr	*	**
MP STEAM	t/hr	*	**
TOTAL STEAM	t/hr	*	**
ELECTRICITY	MW	*	**
AUXILIARY
COMPRESSED AIR	t/hr	*	**
CONDENSATE[6]	t/hr	*	**
COOLING WATER	kt/hr	*	**
DOMESTIC WATER	t/hr	*	**
DEM WATER	t/hr	*	**
NITROGEN	t/hr	*	**
SOFT WATER	t/hr	*	**

[***]	[Confidential Treatment Required]

Pernis SUMF Agreement (Kraton/ SNR)	6

SCHEDULE 2011K

2.	NAME OF SUMF ITEM

Electricity supply.

PURCHASER/SUPPLIER

Purchaser

Kraton Polymers Nederland B.V.

Supplier

Shell Nederland Raffinaderij B.V.

DESCRIPTION OF SUMF ITEM

Supply of electricity. Distribution costs are excluded and charged in accordance with Schedule 2014K

VOLUMES AND SPECIFICATIONS

•	Specifications:

–	Standard Site - specifications as described in BBS procedure 01.05.3001 “Utiliteiten specificatieboek Shell Pernis” (SNR/SNC Pernis).

•	Volumes:

–	Reference is made to Schedule 2010K.

•	Firm Capacity Reservation:

–	Reference is made to Schedule 2010K.

•	Planning and nomination:

–	Planning to be agreed in annual review process. Nomination is not applicable.

•	Curtailment policy, including shutdowns:

–	Reference is made to Schedule 4.

PURCHASER’S TOTAL REQUIREMENT UP TO FIRM CAPACITY RESERVATION

☒	Yes.

☐	No.

☐	Not applicable.

DELIVERY TERMS AND CONDITIONS

Mode of supply/delivery place

The electricity is supplied at Purchaser’s battery limit.

Measurement of supply quantity to Purchaser

It is anticipated that on the Effective Date measurement is based on Meters. Whenever two or more consumers are supplied via one shared meter, the supply quantity will be based upon, a fixed fraction of the quantity as measured by the shared Meter. Determination of this fixed fraction will be based upon engineering calculations which will be discussed with the Purchaser.

Upon request by Purchaser new metering can be installed by Supplier at Purchaser’s cost.

Pernis SUMF Agreement (Kraton/SNR)	1

Limitation or interruption of supply

Supplier will act in accordance with the standards of a reasonable and prudent operator. Supplier and Purchaser recognise that the delivery of utilities can be limited or interrupted for a certain amount of time, meaning that Supplier may not be able to supply electricity during a period of force majeure, planned maintenance, unplanned maintenance or forced outage. Ref. curtailment procedure in Schedule 4.

In the event that Supplier becomes aware that it cannot deliver electricity as requested by the Purchaser at a certain moment in time, Supplier shall, as soon as reasonably practicable, inform Purchaser on this.

Title and risk

Title and risk passes at Delivery Point as defined in Schedule 2014K.

Conformance requirements

Not applicable

Dependencies

Back-up contract with ENECO and availability of maintenance contractors.

CATEGORY OF SUMF

☐	Short Term SUMF.

☒	Long Term SUMF.

☐	Sole Supplier SUMF.

Initial duration of SUMF

If Long Term SUMF, specify notice period for termination by Purchaser:

☐	3 years

☒	Other: 3 years or as provided in paragraph 8 below

Partial termination

☒	No:

☐	Yes:

PRICING

The electricity price is calculated in NLG/kWh based on an ENECO pricing model as a benchmark. On this benchmark price the Purchaser grants a [***] [Confidential Treatment Required].

The ENECO pricing model is expected to be valid in the open market until the end of 2000. If thereafter the ENECO pricing model ceases to be a valid benchmark, for 2001 and later an appropriate benchmark will have to be defined and mutually agreed. This benchmark should as closely as possible reflect the mode and reliability of supplies by the Supplier to the Purchaser under the Agreement.

In any event, if the Purchaser obtains a bona-fide offer from an external electricity supplier, the Supplier will either meet that offer, provided it reflects a similar consumption profile, mode and reliability of supply, or release the Purchaser from their obligations under the Agreement with minimum 1 year notice.

SPECIAL PAYMENT TERMS

☐	Yes, other special provisions are:

☒	No.

OTHER SPECIAL TERMS

None.

Pernis SUMF Agreement (Kraton/SNR)	2

SCHEDULE 2013K

3.	NAME OF SUMF ITEM

Utilities Infrastructure for: Steam, cooling water, condensate, demineralised (demin) water, reinwater, drinking) water, industrial water, air, fuel gas, nitrogen.

PURCHASER/SUPPLIER

Purchaser

Kraton Polymers Nederland B.V.

Supplier

Shell Nederland Raffinaderij B.V.

DESCRIPTION OF SUMF ITEM

The usage of the existing outside battery limit utilities distribution system for the above mentioned utilities such that volumes as specified in the utility supply schedule can be delivered to the purchasers.

Phased over the years flow meters will be installed and maintained in utility grids. This way utility streams representing a significant financial value will be properly metered. This includes meters on level I (Supplier), level II (representing the shared utility grids) and level III (individual customers). No metering is foreseen for ‘minor’ streams.

VOLUMES AND SPECIFICATIONS

•	Specifications:

–	Not applicable.

•	Volumes:

–	Reference is made to Schedule 2010K.

•	Firm Capacity Reservation:

–	Reference is made to Schedule 2010K.

•	Planning and nomination:

–	Not applicable.

•	Curtailment policy, including shutdowns:

–	Reference is made to Schedule 2010K.

PURCHASER’S TOTAL REQUIREMENT UP TO FIRM CAPACITY RESERVATION

☒	Yes, per type of product, except for nitrogen.

☐	No.

☐	Not applicable.

DELIVERY TERMS AND CONDITIONS

Mode of supply/delivery place

The services provided are supplied at the Site (infrastructure is maintained up to plant battery limit, defined as the closest valve near the geographical plant battery limit).

Pernis SUMF Agreement (Kraton/SNR)	1

Measurement of supply quantity to Purchaser

An allocation key is used as defined in paragraph 8.

Title and risk

Not applicable.

Conformance requirements

Dependencies

CATEGORY OF SUMF

☐	Short Term SUMF.

☒	Long Term SUMF.

☐	Sole Supplier SUMF.

Initial duration of SUMF

If Long Term SUMF, specify notice period for termination by Purchaser:

☒	3 years

☐	Other:

Partial termination

☐	No:

☒	Yes: Participation fraction will decline if independent utilities supply would be terminated as explained under 8.

Pernis SUMF Agreement (Kraton/SNR)	2

PRICING

Charges include depreciation and capital charge for SUMF Assets. The majority of cost is incurred from external contractors for all utility systems. The annual budget is largely dependent on the maintenance philosophy of Supplier and the current status of the utilities system and the required operating staff.

The allocation key is based on actual utility consumption of major utilities in the preceding closed calendar year. It is normalised to tons Standard Refinery Fuel (“SRF”) equivalent value as follows:

Utility	Factor	Dimensions 7
HP-steam	***	***
MP-steam	***	***
8 bar steam	***	***
LP-steam	***	***
Cooling water	***	***
Air	***	***

The allocation key is derived at by dividing the normalised SRF consumption by the Purchaser by the net production of utilities within Supplier, on the basis of actuals of the preceding closed calendar year. The cost of the distribution of nitrogen, condensate, demin water, reinwater, drinking water, industrial water, fuel gas and any other utility supplied at the Effective Date with the exception of electricity is included in the cost of the six utilities specified in the table above and is not separately charged.

SPECIAL PAYMENT TERMS

☐	Yes, other special provisions are:

☒	No.

7	tSRF = metric tons standard refinery fuel

[***]  [Confidential Treatment Required]

Pernis SUMF Agreement (Kraton/SNR)	3

SCHEDULE 2014K

4.	NAME OF SUMF ITEM

Electricity distribution infrastructure.

PURCHASER/SUPPLIER

Purchaser

Kraton Polymers Nederland B.V.

Supplier

Shell Nederland Raffinaderij B.V.

DESCRIPTION OF SUMF ITEM

The usage of the existing electricity distribution system, such that volumes as specified in the electricity supply Schedule 2011 K can be delivered to the purchasers. Electricity distribution system is defined as the electricity transmission system operating above 1kV AC/1.5 kV DC. Reference is made to appendix 1

The usage of this infrastructure will also apply for the distribution of electricity which the Purchaser procures from Third Parties pursuant to Schedule 2011K, section 8.

VOLUMES AND SPECIFICATIONS

•	Specifications:

–	Reference is made to appendix 1.

•	Volumes:

–	Reference is made to schedule 2011K.

•	Firm Capacity Reservation:

–	Reference is made to schedule 2011K.

PURCHASER’S TOTAL REQUIREMENT UP TO FIRM CAPACITY RESERVATION

☒	Yes.

☐	No.

☐	Not applicable.

DELIVERY TERMS AND CONDITIONS

Mode of supply/delivery place

The services are provided at the Site, whereas the infrastructure is maintained up to ‘Battery’ limits as defined under paragraph 4 (specifications).

Measurement of supply quantity to Purchaser

An allocation key is used as defined in paragraph 8.

Title and risk

Not applicable.

Pernis SUMF Agreement (Kraton/SNR)	1

Conformance requirements

Dependencies

CATEGORY OF SUMF

☐	Short Term SUMF.

☐	Long Term SUMF.

☒	Sole Supplier SUMF.

Partial termination

☒	No:

☐	Yes:

PRICING

Charges include depreciation and capital charge for SUMF assets. Costs are largely dependent on the maintenance philosophy of Supplier and current status of the electricity grid and the required operating staff.

The allocation key is based on the annual electricity consumption of the yearn-2 (yearn being the budget year) divided by the total electricity consumption of the Site. (yearn-2 is to ensure availability of consumption-data before the month of November, when budgets and allocations will be determined).

SPECIAL PAYMENT TERMS

☐	Yes, other special provisions are:

☒	No.

Pernis SUMF Agreement (Kraton/SNR)	2

SCHEDULE 2015K

NAME OF SUMF ITEM

Fire water system.

PURCHASER/SUPPLIER

Purchaser

Kraton Polymers Nederland B.V.

Supplier

Shell Nederland Raffinaderij B.V.

DESCRIPTION OF SERVICE, UTILITY, MATERIAL OR FACILITY

To provide a fire water system including the following services:

•	Maintain the firewater system in operation.

•	Flushing, switching and frost-free keeping of firewater system.

•	Minor maintenance to ‘hydrants’ & monitors

•	Frost-free keeping, including fire hydrants

VOLUMES AND SPECIFICATIONS

•	Specifications:

–	The complete firewater system from water-pumps up to hydrants will remain an Supplier-asset and will be maintained by Supplier. All purchasers can request the Supplier to make extensions to the firewater system at full cost of the requesting Purchaser.

•	Volumes:

–	Not applicable.

•	Firm Capacity reservation:

–	Not applicable.

•	Planning and nomination:

–	Not applicable.

•	Curtailment policy, including shutdowns:

–	Not applicable.

PURCHASER’S TOTAL REQUIREMENT UP TO PURCHASER’S CAPACITY RESERVATION

☒	Yes.

☐	No.

☐	Not applicable.

DELIVERY TERMS AND CONDITIONS

Mode of supply/delivery place

The firewater system is located at the Pernis Site and/or Europoort.

Measurement of supply quantity to Purchaser

Pernis SUMF Agreement (Kraton/SNR)	1

Fixed participation key based on m2 to divide costs between all residents on the Site. Ref. drawing MKD-99002 ROM/8 rev: e d.d. 13-12-1999.

Title and risk

Not applicable.

Conformance requirements

Not applicable

Dependencies

Not applicable

CATEGORY OF SUMF

☐	Short Term SUMF.

☐	Long Term SUMF.

☒	Sole Supplier SUMF.

Partial termination

No:

☐	Yes:

PRICING

Pricing structure and prices per item

All actual costs on the fire water system, conform schedule 3, will be allocated to the individual business based on the number of m2 (see 6.2 above).

Annual plan & budget for 1999

Overall costs

Pernis SUMF Agreement (Kraton/SNR)	2

SPECIAL PAYMENT TERMS

☐	Yes, other special provisions are:

No.

Pernis SUMF Agreement (Kraton/SNR)	3

Appendix 1: List of definitions and abbreviations

Not applicable.

Pernis SUMF Agreement (Kraton/SNR)	4

Appendix 1: Asset demarcation

Supplier owned/operated assets are:

1.	All 3/6/10/25/66 kV distribution systems including switches, HV-safety devices and auxiliaries.

2.	All 66/25, 66/10, 25/6, 25/3, 6/0.4, 3/0.4kV transformers including safety devices and the primary HV-cable, but excluding secondary LV-cable.

3.	Emergency generators including auxiliaries and distribution systems and buildings, but excluding cables to emergency distribution systems in the plants.

4.	Generator switches, HV safety devices, synchronising-installation, start-device and auxiliaries of generators 1-14.

Purchaser owned/operated assets are:

1.	All 380/400 V installations

2.	All UPS’s for instrument distribution systems incl. batteries

3.	End devices (e-motors incl. VSDS’s block transformers and motor cables, heaters etc., excluding HV-switches.

4.	Generator 1-14 for generation of electricity including block transformer and cables, but excluding generator switches in the HV distribution system, HV safety devices, synchronising, start-up and auxiliaries.

Site document RDU/E/019/00 d.d. 17-02-2000 provides more detailed information. It has been made available to the Purchaser.

Pernis SUMF Agreement (Kraton/SNR)	5

SCHEDULE 2016K

5.	NAME OF SUMF ITEM

Sewer system.

PURCHASER/SUPPLIER

Purchaser

Kraton Polymers Nederland B.V.

Supplier

Shell Nederland Raffinaderij B.V.

DESCRIPTION OF SUMF ITEM

To provide a sewer system including the following services:

•	Co-ordinate and perform maintenance & inspection of the Site sewer systems in operation. This covers both, dedicated and shared sewers.

•	Advice on inspection, including standard drawings and inspection records.

•	Formal Site report with inspection survey as required by Dutch law ‘milieubeheer’.

•	Maintain ‘high-tide’ procedure BBS level 2 document ID 05.05.2101 deelplan 11.

Central waste water accounting for all water disposal will be done centrally. This aspect is included in the waste water treatment schedule 2031K.

VOLUMES AND SPECIFICATIONS

•	Specifications:

Sewer system ownership, is defined in line with general pipeline ownership.

1.	Dedicated sewer lines remain asset of upstream unit/business, until connection point, where other units/businesses effluents pass through sewer system.

2.	For all (except metro-sewer discharge facility C-210) sewer systems, the largest participant expressed as water quantity is asset owner of the sewer system section that is shared with other participants.

3.	SNR is asset owner of the adjacent metro sewer discharge facility C-210.

4.	The sewer section owned by the Purchaser under these principles is described in drawing R539511 rev. g.

•	Volumes:

–	Not applicable.

•	Firm Capacity Reservation:

–	Not applicable.

•	Planning and nomination:

–	Not applicable.

•	Curtailment policy, including shutdowns:

–	Not applicable.

Pernis SUMF Agreement (Kraton/SNR)	1

PURCHASER’S TOTAL REQUIREMENT UP TO FIRM CAPACITY RESERVATION

☒	Yes.

☐	No.

☐	Not applicable.

DELIVERY TERMS AND CONDITIONS

Mode of supply/delivery place

The services provided are supplied at the Site (services also include reports and drawings on sewer system).

Measurement of supply quantity to Purchaser

Not applicable

Title and risk

Not applicable

Conformance requirements

Not applicable

Dependencies

Co-operation of Purchaser to provide access and co-operate in planning for maintenance and of sewer system.

CATEGORY OF SUMF

☐	Short Term SUMF.

☐	Long Term SUMF.

☒	Sole Supplier SUMF.

Partial termination

☒	No:

☐	Yes:

PRICING

Total costs are based on actual costs incurred for the central co-ordination of inspection and maintenance for the sewer system (CRIB-team).

All costs for dedicated sewer sections will be charged by the Supplier to the respective sewer system section owner.

All cost incurred, including the cost for maintenance and repairs, on shared sewer sections, including the section owned by the Purchaser, will be distributed between all users on the basis of their relative usage expressed in annual averaged water quantity, i.e. taking into account both cooling water and rainwater. For rainwater an annual load of [***] Confidential Treatment Requested] will be assumed.

SPECIAL PAYMENT TERMS

☐	Yes, other special provisions are:

☒	No.

Pernis SUMF Agreement (Kraton/SNR)	2

SCHEDULE 2018K

6.	NAME OF SUMF ITEM

Outside battery limit pipeline maintenance.

PURCHASER/SUPPLIER

Purchaser

Kraton Polymers Nederland B.V.

Supplier

Shell Nederland Raffinaderij B.V.

DESCRIPTION OF SUMF ITEM

Provide maintenance on outside battery limit pipe lines (in order to minimise individual maintenance costs and maintain Site integrity).

Maintain database on outside battery limit pipeline ownership (for safety/emergency management).

VOLUMES AND SPECIFICATIONS

•	Specifications:

–	Supplier will co-ordinate and out source maintenance activities on behalf of asset owners. Inspection of pipelines is to be executed by or on behalf of Purchaser

•	Volumes:

–	The volume is based on the annual off plot maintenance inspection plans (and the multi-year inspection programme).

•	Firm Capacity Reservation:

–	Not applicable.

•	Planning and nomination:

–	Planning in line with multi-year maintenance inspection program.

•	Curtailment policy, including:

–	Not applicable.

PURCHASER’S TOTAL REQUIREMENT UP TO FIRM CAPACITY RESERVATION

☒	Yes.

☐	No.

☐	Not applicable.

DELIVERY TERMS AND CONDITIONS

Mode of supply/delivery place

The services are supplied at the Site. Supplier will, in close co-operation with Purchaser, execute maintenance on pipelines. Purchaser will commission/inspect pipeline works.

Measurement of supply quantity to Purchaser

Measurement is based on the delivered scope of the external contractor for maintenance.

Title and risk

Not applicable.

Conformance requirements

Pernis SUMF Agreement (Kraton/SNR)	1

Not applicable.

Dependencies

Not applicable.

CATEGORY OF SUMF

☐	Short Term SUMF.

☐	Long Term SUMF.

☒	Sole Supplier SUMF.

Partial termination

☒	No:

☐	Yes:

PRICING

a.	In case of breakdown maintenance cost incurred for repairs of pipelines owned by the Purchaser within a pipeline trench the cost will be charged to the Purchaser.

b.	In case of planned/programmed maintenance/repairs for shared facilities, for example at road crossings, a plan will be drafted by the Supplier and agreed with all affected pipeline owners.

Price comprises of the following two components:

1.	Maintenance cost executed on the Purchasers pipeline (e.g. m2 paint, length of new pipe).

2.	For shared maintenance for more than one asset owner the costs incurred on the pipe rack/trench (repair of pipe rack, shared use of scaffolding etc.) the following key applies.

Costs incurred under components 2 will be allocated to the pipeline owners according to the space usage in the respective rack/road crossing or trench. Space usage is defined as:

Space usage equals:

In which:

D equals pipe diameter including insulation [inches].

C equals 4 inch representing average distance between adjacent pipes.

SPECIAL PAYMENT TERMS

☐	Yes, other special provisions are:

☒	No.

Pernis SUMF Agreement (Kraton/SNR)	2

SCHEDULE 2030K

7.	NAME OF SUMF ITEM

Waste management services.

PURCHASER/SUPPLIER

Purchaser

Kraton Polymers Nederland B.V.

Supplier

Shell Nederland Raffinaderij B.V.

DESCRIPTION OF SUMF ITEM

Support and advice of local Waste Coordinators (CWC’s and AFP’s8) due to development/improving existing/new type’s of waste or new route’s.

Management and update (ASK) waste specification sheets.

Maintain and update of weighing bridges and radiation detection ports.

Maintain and update of Boris-database.

Supplier hold an umbrella contract with the AVR (third party waste disposal company) under which the Purchaser calls off services for which the Purchaser will be invoiced directly by AVR.

VOLUMES AND SPECIFICATIONS

•	Specifications

–	In line with Waste specification sheets as given in various BBS procedures.

•	Volumes:

–	Not applicable

•	Firm Capacity Reservation:

–	Not applicable.

•	Planning and nomination:

–	To be agreed during Annual Plan and Budget discussions

•	Curtailment policy, including shutdowns:

–	Not applicable.

PURCHASER’S TOTAL REQUIREMENT UP TO FIRM CAPACITY RESERVATION

☐	Yes.

☒	No, in case Purchaser opts for partial requirement, Supplier has the right to revise tariffs.

☐	Not applicable.

DELIVERY TERMS AND CONDITIONS

Mode of supply/delivery place

The services provided are supplied at the Site and/or externally if necessary (pick-up at battery limit (OBB-location) delivery final treatment/storage location).

Measurement of supply quantity to Purchaser

Measurement takes place on weighing bridge in tons.

Title and risk

8	Waste Disposal Focal Points

Pernis SUMF Agreement (Kraton/SNR)	1

Title and risk of the waste remains with the Purchaser.

CATEGORY OF SUMF

☒	Short Term SUMF.

☐	Long Term SUMF.

☐	Sole Supplier SUMF.

Initial duration of SUMF

If Short Term SUMF, specify period for termination by Purchaser:

☐ 90 days.

☒ Other:	no termination as long as SNC provide operating services under the Operating Agreement; the Purchaser can terminate with 90 days notice in conjunction with the termination of the Operating Agreement

If Short Term SUMF, specify notice period for termination by Supplier:

☐ 90 days.

☒ Other:	no termination as long as SNC provide operating services under the Operating Agreement; if and when the Purchaser terminates the Operating Agreement the Supplier can terminate with 90 days notice prior to the date of termination of the Operating Agreement

Partial termination

☒	No:

☐	Yes:

PRICING

In view of the low cost of this service a simplified allocation method will be applied. It is based on a fixed percentage based on the total number of production units on the Site. Charges include depreciation and capital charge for SUMF assets.

SPECIAL PAYMENT TERMS

☐	Yes, other special provisions are:

☒	No:

Pernis SUMF Agreement (Kraton/SNR)	2

SCHEDULE 2031K

8.	NAME OF SUMF ITEM

Waste water treatment.

PURCHASER/SUPPLIER

Purchaser

Kraton Polymers Nederland B.V.

Supplier

Shell Nederland Raffinaderij B.V.

DESCRIPTION OF SUMF ITEM

Supplier shall:

•	Treat pre-defined waste water streams, which are in line with agreed specifications with regards to quantity, temperature, and composition via the biotreater CWZ9.

•	Dispose and treat solid stream resulting from above waste water treatment.

•	Dispose effluent water resulting from above treatment in line with the permits (Wet Verontreiniging oppervlakte wateren).

•	Make best endeavours to minimise the lEs 10in discharged effluent water.

•	Maintain a central organisation, such that all permits, taxes and levies related to direct and indirect waste water effluents can be allocated to the individual businesses. This includes maintaining the required AVA11 accounting system and the Aquaman programme (AVA uses data direct from Aquaman via a Business Objects report application), performing necessary analysis, and installation of required metering/sampling equipment in order to properly allocate cost. Performance analysis and maintenance of metering sampling/equipment for cost allocation at Purchaser’s premises (waste water discharge points to collector system) will be done by Purchaser. The cost of the AVA accounting system and the Aquaman programme is included in the overall CWZ cost. Purchaser will have access to the AVA accounting and the Aquaman systems in order to manage the quality and the quantity of his effluents.

•	Set up a Monitoring Committee with all users represented to review performance of the waste water unit and to agree practises to deal with unusual situations e.g. plant start up/shutdown

VOLUMES AND SPECIFICATIONS

•	Volumes and specifications:

–	Waste Water treatment according to the internal specifications and/or the permit specifications.

•	Firm Capacity Reservation:

–	In view of high hydraulic loading of biotreater no spare/additional capacity request can be granted. The Purchaser is entitled to discharge up to a volume as defined in a Site document “Milieu Specificatieblad”, subscribed by Supplier and Purchaser. Any changes of volumes in this Site document will have to be mutually agreed.

9 CWZ = Centrale Water Zuiverings Unit

10 IE = “Inwoners Equivalent” = literally translated “inhabitant equivalent”

11 AVA= Afvalwater Vervuilingsvracht Accounting

Pernis SUMF Agreement (Kraton/SNR)	1

•	Planning and nomination:

–	Large variations in load are to be planned and mutually agreed (e.g. start-up/shut down sequence) according to Site procedure I.D. 05.05.1219, which is available to the Purchaser.

•	Curtailment policy, including shutdowns:

–	Not applicable.

PURCHASER’S TOTAL REQUIREMENT UP TO FIRM CAPACITY RESERVATION

☐	Yes.

☒	No.

☐	Not applicable.

DELIVERY TERMS AND CONDITIONS

Mode of supply/delivery place

Services are provided at the Pernis site through a pipeline collecting system (named NDEG Collector).

Measurement of effluents

Flow, COD 12, NKj 13, TSS 14, temperature, pH, phosphates (if applicable) are measured at the battery limit of the Purchaser’s facilities according to a specified analysis method and frequency, such that a more causal relationship between effluents and costs can be made.

Title and risk

For waste water streams, which fully comply with internal and permit specifications, title and risk transfer to Supplier at the Delivery Point. Delivery Point is defined according to Site rules: i.e. where the Purchaser’s waste water is mixed with waste water from other Users.

For waste water, which does not comply with specifications, all liabilities remain with Purchaser. All cost incurred due to off-spec waste water will be charged to the responsible User.

Conformance requirements

In view of the shared use of the waste water facilities, and the nature of the process, Supplier depends heavily on on-spec delivery of all waste water streams by all Users on the Site.

Dependencies

Not applicable

CATEGORY OF SUMF

☐	Short Term SUMF.

☒	Long Term SUMF.

☐	Sole Supplier SUMF.

PRICING

a)	Effluents to CWZ/RWZ and subsequently to C-248

12 COD = Chemical oxygen demand

13 NKj = Kjeldahl nitrogen

14 TSS = Total Suspendable Solids

Pernis SUMF Agreement (Kraton/SNR)	2

Each year a budget for waste water treatment at the (CWZ), incl costs for sludge processing, process water collecting system and levies to be paid to Rijkswaterstaat for the discharge facility C-248, is established by the relevant department. Suppliers of waste water are the Supplier and most of the chemical tenants on the Site. The budgeted costs of waste water treatment, depreciation and capital charge are allocated to the Supplier (via ABC collector) and all other Users according to the AVA-system. (AVA: Afvalwater Vervuilingsvracht Accounting) The data of the NDEG are not used for allocation, but for balance check purposes on the basis of Population Equivalents (IES). If the imbalance between the Population Equivalents from chemical plants and the NDEG collector is [***]  [Confidential Treatment Required] then the AVA focal point will start an investigation (see appendix 3 par 3e) A description of the AVA system is attached as appendix 3 (AVA note SWT/065/99-CTS/4-06999). The system is based on reserved/claimed flow rate and COD load as well as actual contributions per plant to the costs in terms of flow rate, COD, NKj., TSS, temperature, pH, phosphates (if applicable). The parameters are established in the specification sheet for each discharge point to the collecting system (Milieu Specificatieblad). In this specification sheet the parameters and value of the parameters, the method of analyses, the frequency of analysis and the sampling point are indicated. The data resulting from the analysis are put in the Aquaman waste water management system. The Aquaman system is linked via the business objects report application with the AVA system. Monthly costs, as calculated in the AVA system, and a share of depreciation and capital charge are invoiced to the Users. The AVA system will charge automatically additional costs when it is reported that the specification has been exceeded by one of the users. Spills to the CWZ will be charged separately by the department operating the CWZ to the User causing the spill. After the end of each calendar year actual costs of the waste water treatment unit, actual depreciation and actual capital charge will be allocated to the Users on the basis of their accumulated contributions during the year. In case that during the year large deviations [***]  [Confidential Treatment Required] from the budget are observed or expected, as soon as possible a warning will be given to the Users to enable them to make Provisions in their financial reservations. This will be done at least once a quarter.

b)	Effluent water via other sewer systems ‘lozingspunten’

Charges and allocation are based on the [***]  [Confidential Treatment Required]. The amount of IE is being agreed for each budget.

c)	Costs for spills are charged separately and additionally to the Supplier of waste water that has caused the spill.

In all three categories Charges include depreciation and capital charge for SUMF Assets.

SPECIAL PAYMENT TERMS

☐	Yes, other special provisions are:

☒	No.

OTHER

Within 90 days after the Effective Date Supplier and Purchaser will meet to discuss the derivatives of Variable Cost, Direct Site Cost and depreciation/infrastructure charges calculation procedures for this Schedule as used to develop the pricing model in paragraph 8.

Pernis SUMF Agreement (Kraton/SNR)	3

SCHEDULE 2032K

9.	NAME OF SUMF ITEM

Industrial cleaning know how.

PURCHASER/SUPPLIER

Purchaser

Kraton Polymers Nederland B.V.

Supplier

Shell Nederland Raffinaderij B.V.

DESCRIPTION OF SUMF ITEM

Provide know-how and guidance on safety, environment, new methods and cost-effectiveness of industrial cleaning of process equipment.

Provide know-how and guidance on catalyst replacement techniques.

Provide know-how and guidance on equipment design with respect to cat-change and clean-out effects.

Execute Safety audits during industrial cleaning activities.

Maintain an equipment related database containing actual cleaning information. This to enable long term improvements, and sharp definition of tariffs vis-à-vis external cleaning contractors.

VOLUMES AND SPECIFICATIONS

•	Specifications:

–	Not applicable.

•	Volumes:

–	Maximum volume of the Industrial Cleaning know-how [***] [Confidential Treatment Required] (Generic Full Time Equivalent).

•	Firm Capacity Reservation:

–	To be agreed during annual manpower allocation discussions.

•	Planning and nomination:

–	To be agreed during Annual Plan and Budget discussions.

•	Curtailment policy, including shutdowns:

–	Not applicable.

PURCHASER’S TOTAL REQUIREMENT UP TO FIRM CAPACITY RESERVATION

☐	Yes.

☒	No.

☐	Not applicable.

DELIVERY TERMS AND CONDITIONS

Mode of supply/delivery place

Verbal, E-mail, or reports.

Pernis SUMF Agreement (Kraton/SNR)	1

Measurement of supply quantity to Purchaser

All activities are recorded via a time writing system, on which basis cost will be charged to Purchaser.

Title and risk

Not applicable.

Dependencies

Co-operation of Purchaser to provide access and information on industrial cleaning activities on his plant.

CATEGORY OF SUMF

☒	Short Term SUMF.

☐	Long Term SUMF.

☐	Sole Supplier SUMF

Initial duration of SUMF

If Short Term SUMF, specify period for termination by Purchaser:

☐ 90 days.

☒ Other:	no termination as long as SNC provide operating services under the Operating Agreement; the Purchaser can terminate with 90 days notice in conjunction with the termination of the Operating Agreement.

If Short Term SUMF, specify notice period for termination by Supplier:

☐ 90 days.

☒ Other:	no termination as long as SNC provide operating services under the Operating Agreement; if and when the Purchaser terminates the Operating Agreement the Supplier can terminate with 90 days notice prior to the date of termination of the Operating Agreement.

Partial termination

☒	No:

☐	Yes:

PRICING

Charges are based on time writing if and when the service is provided at the Purchaser’s request. All hours actually spent are charged, whether or not they fall within normal office hours.

Chargeable man hour basis is [***]  [Confidential Treatment Required] in view of time used for industrial relations and continuous knowledge improvements.

Pernis SUMF Agreement (Kraton/SNR)	2

SPECIAL PAYMENT TERMS

☐	Yes, other special provisions are:

☒	No.

Pernis SUMF Agreement (Kraton/SNR)	3

SCHEDULE 2033K

10.	NAME OF SUMF ITEM

Equipment Cleaning Yard access.

PURCHASER/SUPPLIER

Purchaser

Kraton Polymers Nederland B.V.

Supplier

Shell Nederland Raffinaderij B.V.

DESCRIPTION OF SUMF ITEM

•	Provide an industrial cleaning facility, such that a reputable cleaning contractor can clean fouled equipment.

•	Facility consists of cleaning yard including a crane, water and electricity supply and waste water return. HP-jetting equipment is not included (delivered by cleaning contractor).

•	Handling and disposal of collected waste produced during cleaning activities.

VOLUMES AND SPECIFICATIONS

•	Specifications:

–	Not applicable.

•	Volumes:

–	Not applicable.

•	Firm Capacity Reservation:

–	To be agreed with acting cleaning contractor.

•	Planning and nomination:
–	Planning with acting cleaning contractor should take place well in advance due to limited capacity during multiple shutdowns.

•	Curtailment policy, including shutdowns:

–	Not applicable.

PURCHASER’S TOTAL REQUIREMENT UP TO FIRM CAPACITY RESERVATION

☐	Yes.

☒	No.

☐	Not applicable.

DELIVERY TERMS AND CONDITIONS

Mode of supply/delivery place

The services provided are supplied at the Site (access to equipment cleaning yard).

Measurement of supply quantity to Purchaser

Allocation of costs based on a participation fee. Contractor costs are directly charged to the Purchaser. Fee is based on total annual actual cost for maintenance of the existing facility,

Pernis SUMF Agreement (Kraton/SNR)	1

sampling of waste water to CWZ (Controle Waterzuiverings Unit) -collector, cleaning sewer/fouling filter, housing, hoisting tools and waste handling cost.

Title and risk

Not applicable.

Conformance requirements

Not applicable.

Dependencies

Not applicable.

CATEGORY OF SUMF

☒	Short Term SUMF.
☐	Long Term SUMF.
☐	Sole Supplier SUMF.

Initial duration of SUMF

If Short Term SUMF, specify period for termination by Purchaser:
☐	90 days.

☒	Other:	no termination as long as SNC provide operating services under the Operating Agreement; the Purchaser can terminate with 90 days notice in conjunction with the termination of the Operating Agreement.

If Short Term SUMF, specify notice period for termination by Supplier:
☐	90 days.
☒	Other:	no termination as long as SNC provide operating services under the Operating Agreement; if and when the Purchaser terminates the Operating Agreement the Supplier can terminate with 90 days notice prior to the date of termination of the Operating Agreement.

Partial Agreement
☒	No:
☐	Yes:

PRICING

Provisional fixed amounts are being allocated based on the use of the facility in the previous year. Once a year a correction will be made for the actual cost and use.

Cleaning contractor cost are excluded and will be charged directly to Purchaser under an umbrella contract held by the Supplier.

SPECIAL PAYMENT TERMS

☐	Yes, other special provisions are:
☒	No.

Pernis SUMF Agreement (Kraton/SNR)	2

SCHEDULE 2034K

11.	NAME OF SUMF ITEM

Central workshop

PURCHASER/SUPPLIER

Purchaser

Kraton Polymers Nederland B.V.

Supplier

Shell Nederland Raffinaderij B.V.

DESCRIPTION OF SUMF ITEM

The central workshop operates a repair workshop with own labour. The services consist of:

•	Central workshop:

–	Repair of rotating equipment.

–	Repair heat transfer equipment (and co-ordination in case of outsourcing).

–	Repair/new construction of static equipment (and co-ordination in case of outsourcing).

–	Repair/maintenance of appendages/burners etc. (and co-ordination in case of outsourcing).

–	General Machining.

–	Maintenance of overhead cranes/rolling equipment.

–	Maintenance to Firewater pumps, generators, UPS, compressor substations.

–	Related Drawing updates.

–	Manpower assistance on demand.

•	Availability:

–	Workshop: during normal working hours and overtime on demand.

–	Special projects to be mutually agreed within planned workload.

VOLUMES AND SPECIFICATIONS

•	Specifications:

–	Not applicable.

•	Volumes:

–	Not applicable.

•	Firm Capacity Reservation:

–	To be agreed during Annual Plan and Budget discussions.

•	Planning and nomination:

–	Purchaser to define a clear scope, including timing and wishes, expected costs and an applicable cost centre. Equipment offered for repair should contain an Equipment guidance Card.

Pernis SUMF Agreement (Kraton/SNR)	1

•	Curtailment policy, including shutdowns:

–	Not applicable

PURCHASER’S TOTAL REQUIREMENT UP TO FIRM CAPACITY RESERVATION

☐	Yes.

☒	No.

☐	Not applicable.

DELIVERY TERMS AND CONDITIONS

Mode of supply/delivery place:

The services are supplied at the Site (in workshop or at plant battery limit upon agreement).

Measurement of supply quantity to Purchaser

The allocation of costs for the workshop is based on man hours.

Title and risk

Remains with the Purchaser

Conformance requirements

not applicable

Dependencies

not applicable

CATEGORY OF SUMF

☒	Short Term SUMF.

☐	Long Term SUMF.

☐	Sole Supplier SUMF.

Initial duration of SUMF

If Short Term SUMF, specify period for termination by Purchaser:

☐ 90 days.

☒ Other:	no termination as long as SNC provide operating services under the Operating Agreement; the Purchaser can terminate with 90 days notice in conjunction with the termination of the Operating Agreement.

Pernis SUMF Agreement (Kraton/SNR)	2

If Short Term SUMF, specify notice period for termination by Supplier:

☐ 90 days.

☒ Other:	no termination as long as SNC provide operating services under the Operating Agreement; if and when the Purchaser terminates the Operating Agreement the Supplier can terminate with 90 days notice prior to the date of termination of the Operating Agreement.

Partial termination

☒	No:

☐	Yes:

PRICING

Charges consist of

•	personnel cost based on manhour tariffs (flat hourly rate) and time writing

•	cost of materials

SPECIAL PAYMENT TERMS

☐	Yes, other special provisions are:

☒	No.

Pernis SUMF Agreement (Kraton/SNR)	3

SCHEDULE 2035K

12.	NAME OF SUMF ITEM

Central lending store.

PURCHASER/SUPPLIER

Purchaser

Kraton Polymers Nederland B.V.

Supplier

Shell Nederland Raffinaderij B.V.

DESCRIPTION OF SUMF ITEM

The central workshop operates the central ‘lending’ store for tools and personal protection equipment.

The services

Services consist of:

•	Central tool and safety equipment store

–	Lending/repair/registration of tools and safety equipment.

–	Lending of welding transformers, compressors and life-air support units.

•	Availability:

–	At normal working hours.

–	Special projects to be mutually agreed within planned workload.

–	Equipment to the extent available in the store

VOLUMES AND SPECIFICATIONS

•	Specifications:

–	Not applicable.

•	Volumes:

–	Not applicable.

•	Firm Capacity Reservation:

–	To be agreed during Annual Plan and Budget discussions.

•	Planning and nomination:
–	To be agreed during annual budget discussions. Purchaser to define a clear scope, including timing and wishes, expected costs and an applicable cost centre.

•	Curtailment policy, including shutdowns:

–	Not applicable

Pernis SUMF Agreement (Kraton/SNR)	1

PURCHASER’S TOTAL REQUIREMENT UP TO FIRM CAPACITY RESERVATION

☐	Yes.

☒	No.

☐	Not applicable.

DELIVERY TERMS AND CONDITIONS

Mode of supply/delivery place:

The services are supplied at the Site.

Measurement of supply quantity to Purchaser

The cost allocation for the central lending store is based on a participation fee.

Title and risk

Title remains with Supplier, risk is with Purchaser.

Conformance requirements

Not applicable

Dependencies

Not applicable

CATEGORY OF SUMF

☒	Short Term SUMF.

☐	Long Term SUMF.

☐	Sole Supplier SUMF.

Initial duration of SUMF

If Short Term SUMF, specify period for termination by Purchaser:

☐ 90 days.

☒ Other:	no termination as long as SNC provide operating services under the Operating Agreement; the Purchaser can terminate with 90 days notice in conjunction with the termination of the Operating Agreement.

If Short Term SUMF, specify notice period for termination by Supplier:

☐ 90 days.

☒ Other:	no termination as long as SNC provide operating services under the Operating Agreement; if and when the Purchaser terminates the Operating Agreement the Supplier can terminate with 90 days notice prior to the date of termination of the Operating Agreement.

Pernis SUMF Agreement (Kraton/SNR)	2

Partial termination

☒	No:

☐	Yes:

PRICING

CGVM costs, consists of new equipment, non-chargeable repair, wear & tear replacements, capital charge, depreciation and own labour. Costs will be charged to the Users on the basis of their direct labour fraction of all the Users. Direct labour is defined as operation and maintenance. Repairs and once off deliveries (e.g. shoes, spectacles etc.) are charged to the Users at cost.

The Supplier considers opening the store to on-side contractors on a commercial tariff basis. It is expected that realisation of this concept will reduce costs.

SPECIAL PAYMENT TERMS

☐	Yes, other special provisions are:

☒	No.

Pernis SUMF Agreement (Kraton/SNR)	3

SCHEDULE 2036K

13.	NAME OF SUMF ITEM

Central Warehouse.

PURCHASER/SUPPLIER

Purchaser

Kraton Polymers Nederland B.V.

Supplier

Shell Nederland Raffinaderij B.V.

DESCRIPTION OF SUMF ITEM

A.	Storage

•	Storage in High Tech Warehouse and SC/10 compound.

B.	Pre-financing of working capital

•	Supplier will hold working capital in the form of stocks of spare parts and consumables. Dedicated spare parts of a value of > NLG 5,000 - will be invoiced immediately (at receipt in warehouse) to the Purchaser. The Supplier will keep a nominal value of NLG 0.01 per item on its books in order to be able to trace the item in its IT system. Working capital for common spare parts and consumables will be allocated to the Purchaser proportional to consumption/number of requests. See Appendix 3 for more details of the methodology to determine the working capital. The Purchaser will be charged interest at the Interest Rate for its share of working capital so determined.

Handling of stock

•	Coding stock items.

•	Intake in warehouse.

•	Issue from warehouse.

Stock control

•	Control stock levels.

•	Ordering.

•	Expediting.

•	Distribution to customer.

•	Maintain/ manage supply agreements.

•	Customer service/ Info desk.

Purchasing non-stock materials (direct charge orders)

•	Placing of enquiries/ordering.

•	Expediting.

•	Intake/control.

•	Issue from warehouse.

Pernis SUMF Agreement (Kraton/SNR)	1

•	Distribution to customer.

•	Maintain/manage supply agreements.

•	Customer service/Info desk.

Material Co-ordination

Support the co-ordination of materials in maintenance, shutdowns and projects (including expediting, customer service etc.).

Transport activities

Including:

•	Fuel (petrol for pool and tool cars).

•	Taxi contract management.

•	“Antiloop” (transport service for everyone on the Site).

•	Bicycles.

•	Various ad hoc transport services for equipment and materials.

E-spir processing

Handling of E-spir (Electronic Spare Parts & Interchangeability Record).

Decentral storage

Stock control decentral storage.

VOLUMES AND SPECIFICATIONS

•	Service levels according to the following Site Performance indicators (definitions/abbreviations as defined in appendix):

Target
Stock item related
Stock availability	> 93%
Feedback Frustrated Issues	100%
Rush on time	> 90%
Normal delivery at next working-day after request	> 85%
% Rush of total requests	< 5%

Non stock item related
Delivery on time	> 95%
> 3 weeks too late	< 6%
Feedback (too) late delivery	> 90%
Request on time	> 85	% *)

Target
Quality related
Without non-conformities	> 98%
Complaint follow up	100%

Pernis SUMF Agreement (Kraton/SNR)	2

•	Service levels will be reviewed on a quarterly base

The following requirements will apply in order to meet the above mentioned service levels (definitions/ abbreviations as defined in Appendix 1):

Stock item related

–	Breakdown maintenance (SAP reports ZPNC0100, MB costs as a percentage of Maintenance Breakdown + Maintenance Programmed + Maintenance Preventive cost) should not exceed 70% (actual = 69%). This trend will be watched. A high percentage breakdown maintenance (usually) indicates increased workload for RCP with consequences for the (reduced) performance on provided service levels.

–	Material specifications should be clear and the particular SAP dialogue should be filled out completely. RCP can not be held responsible for delays in deliveries as a result of unclear or incomplete order forms.

Non stock item related

–	RCP should receive an E-SPIR not later than 3 month prior to the date of ordering to guarantee a timely delivery. Note: The delivery time of the equipment producer is not included in these three month term.

–	RCP will receive the “Ready For Start Up”-signal within one month after start up in order to make an efficient processing for (for example) reservations for RCP possible.

–	Specifications have to be clear and complete (follows form the related SAP view). Incomplete/ unclear specifications can lead to a delay in the delivery.

–	Participation RCP in the various projects in the PIP/PEP and in the kick-off meeting with the ‘stopteam’ (triggered by the availability of the ‘stop 5 years plan’). This is necessary for RCP to identify delivery times and lift activities.

–	Requesters will always consult the delivery times on the Shell Wide Web (the ‘delivery-time booklet’); should requesters not have access to the ‘delivery time booklet’ other means of information will be provided

Quality related

–	Buy back clause will be included in all (new future) contracts with suppliers of materials.

–	RCP will include a commitment in SAP for the relevant work-order number within one month after request for reparation of (from stock) delivered spares.

–	Specifications have to be clear and complete (follows form the related SAP view). Incomplete/ unclear specifications can lead to a delay in the delivery.

Value improvement/ costs related

–	VTA needs to be offered to RCP as soon as possible (within one month) after the equipment is not used anymore. This to enable RCP to efficiently deal with ‘dead stock’.

Pernis SUMF Agreement (Kraton/SNR)	3

Firm Capacity Reservation

•	To be agreed during annual budget discussions.

Planning and nomination

•	Planning:

–	Materials planning (i.e. maintenance stops and projects) required in order to be able to provide indicated services

•	Nomination:

–	Purchase of goods can be ordered in the SAP order entry system for RCP, after an order is entered in SAP order entry system, cancelling-costs will be at Purchaser’s account.

•	Curtailment procedure:

–	Not applicable.

PURCHASER’S TOTAL REQUIREMENT UP TO Firm CAPACITY RESERVATION

☒	Yes.

☐	No.

☐	Not applicable.

DELIVERY TERMS AND CONDITIONS

Mode of supply/delivery place

Delivery takes place at:

•	The Warehouse or.

•	on P/M location.

Measurement of supply quantity to Purchaser

SAP/HALS - reports, including:

•	Volumes storage SAP calculated and based on volume groups (in m3).

•	Movement from stock.

•	Requisition items/ Reservation (issue) items.

Title and risk

•	Dedicated spare parts with an individual value of NLG 5,000.- or greater: Title and risk transfer to Purchaser at receipt of payment by Purchaser.

•	Dedicated spare parts with an individual value of < NLG 5,000.-, shared spare parts and consumables: Title and risk transfer at delivery at the Purchaser’s plant(s) or at collection by the Purchaser or other authorised persons, as the case may be.

CATEGORY OF SUMF

☒	Short Term SUMF.

☐	Long Term SUMF.

☐	Sole Supplier SUMF.

Pernis SUMF Agreement (Kraton/SNR)	4

Initial duration of SUMF

If Short Term SUMF, specify period for termination by Purchaser:

☐ 90 days.
☒ Other:	no termination as long as SNC provide operating services under the Operating Agreement; the Purchaser can terminate with 90 days notice in conjunction with the termination of the Operating Agreement.

If Short Term SUMF, specify notice period for termination by Supplier:

☐ 90 days.
☒ Other:	no termination as long as SNC provide operating services under the Operating Agreement; if and when the Purchaser terminates the Operating Agreement the Supplier can terminate with 90 days notice prior to the date of termination of the Operating Agreement.

Partial termination

☐ No:
Yes:	Upon termination any dedicated spare parts for whatever reason not yet owned by the Purchaser will be transferred and their cost charged to the Purchaser. These cost consist of the original invoice value and a handling charge as described in 3.2 for ‘handling of stock’.

PRICING

All direct and indirect costs are re-allocated to the various services and activities. The charge per service or activity is based on (historical) figures.

Item 3.1 A	:	Charges are based on the average occupied volume (in m3) based on information from the Suppliers SAP system. They include depreciation and capital charge for the SUMF Assets.	per m3 and month

Item 3.1 B	:	Purchaser pays interest at the Interest Rate for working capital held by the Supplier on behalf of the Purchaser (see also Appendix 3)

Item 3.2 - 3.4	:	Charges are based on the actual number of activities.	• Handling of stocks: per handling

• Handling of stocks, rush: per item

• Stock control: per issue

• Stock control, rush: per item

Purchasing non-stock materials (Direct Charge): per item

Pernis SUMF Agreement (Kraton/SNR)	5

Item 3.5	:	Charges are based on actual man hours.

Item 3.6	:	Annual cost for this Site service will be calculated and charged directly to each User. Allocation key is FTEs as a percentage of the total number of FTEs at the Site	Transport: per FTE

Item 3.7	:	Charges are based on the actual number of activities.	E-spir processing: per item

Item 3.8	:	For every decentralised storage facility a flat fee is charged.	Per decentralised storage and year

Charges include depreciation and capital charge for SUMF Assets.

In addition to the storage tariffs and interest for pre-financing of stocks (see 3.1. B above and Appendix 3) a share of fiscal stock depreciation and write-down of stocks will be charged (methodology is the same as for the computation of working capital (see Appendix 3)).

N.B.: After the Supplier has placed a purchase order cancellation costs are for the Purchaser

SPECIAL PAYMENT TERMS

No.

Pernis SUMF Agreement (Kraton/SNR)	6

Appendix 1: List of definitions and abbreviations

BBT	: Buiten Bezette Tijden (After Normal Hours)
CM	: Chemie Manager
COM	: Criticism of Material
E-SPIR	: Electronic Spare Parts & Interchangeability Record
FI	: Frustrated Issue
HTW	: High Tech Warehouse
MB	: Maintenance Breakdown
MM	: Moerdijk Manager
MP	: Maintenance Programmed
MRD	: Moerdijk
MS	: Maintenance Shutdown
MV	: Maintenance Preventive
P/M - locatie	: Pernis/ Moerdijk location
PEP	: Project Execution Plan
PI	: Performance Indicator
PIP	: Project Implementation Plan
PMC	: Project Materialen Coördinatie
RFSU	: Ready For Start Up
RM	: Raffinage Manager
ROS	: Required On Site
SAP	: Systems Application Products
SLA	: Service Level Agreement
SNC-M	: Shell Nederland Chemie B.V. Moerdijk
SNC-P	: Shell Nederland Chemie B.V. Pernis
SNR	Shell Nederland Raffinaderij B.V.
SPACE	: Klachten registratie systeem (Complaint Register System)
SSS	: Stock sponsorship
TCOO	: Total Cost Of Ownership
VTA	Voorstel Tot Afvoer (Form for ‘disposal’ of equipment)
RCT	: Refinary Contracting Procurement

Pernis SUMF Agreement (Kraton/SNR)	7

Appendix 2: Definitions

Stock availability	: All stock reservations that can be immediately issued

Feedback Frustrated Issues FI’s	: For frustrated issues (reservations not immediately available from stock) RCP will give a 100% feedback with the projected lead-time (measured by spot-check)

Rush on time	: All reservations from stock, requested at 1500 (phone) and registered in SAP.

Delivery on time:

• On the Site within the next hour after the request was made

• Moerdijk (and After Normal Hours) within the next two hours after the request was made.

Above depending on AIM/MMS shuttle

Normal delivery at next working day after request

:        All reservations from stock, not requested at 1500. Target only for reservations that are registered before 16:00 in SAP. The remaining 15% will be delivered the next day or feedback will be given. (measured by spot-check) on RCP expedition)

Delivery on time	: Delivery within the agreed (requester/ Supplier) timeframe (measured in warehouse)

> 3 weeks too late	: % of all too late orders that are more than 3 weeks too late.

Feedback (too) late delivery	: If delivery is after agreed timeframe, feedback will be given to requester. (measured by spot-check)).

Without non-conformities	: Registered number of non-conformities (in warehouse or on P-location) as a % of total received deliveries. Non conformities will be measured by the number of received COM’s (Criticism Of Material)

Complaint Follow up	: Follow up of complaints within agreed timeframe. Complaint via K/V form or SPACE. Default timing is 30 days.

Request on time	: A request is on time if at the moment of the request, attention is given to the normal delivery time of the specific material.

Pernis SUMF Agreement (Kraton/SNR)	8

Appendix 3: Determination of Working Capital for the calculation of Pre-financing charges (example calculation)

Unique (dedicated) spare parts			Shared spare parts			Consumables
(1 specific User)			(2 or more potential Users)			(multiple Users)
book value	number of Users	book value of spare parts held on behalf of Purchaser 15	book value	number of Users	Purchaser’s share of book value
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
	Purchaser’s share:	***		Purchaser’ s share:	***	Purchaser’s share: ***

1515	These are unique/dedicated spare parts which have not yet been invoiced to the Purchaser, either because they are in transit or because the value is below the trigger value for invoicing the Purchaser on receipt of the dedicated spare part. Dedicated spare parts below the a value of 5 kNLG will be invoiced at consumption.

16	Interest will be charged on the value of Purchaser’s unique spare parts on Supplier’s books.

17	Interest will be charged on the value of Purchaser’s part of all shared spare parts on Supplier’s books.

18	Interest will be charged on the value of Purchaser’s part of all consumables on Supplier’s books. Purchaser’s share is allocated based on Purchaser’s number of requests as a percentage of total number of requests.

[***] [Confidential Treatment Required]

Pernis SUMF Agreement (Kraton/SNR)	9

SCHEDULE 2037K

14.	NAME OF SUMF ITEM

Contracting and procurement services.

PURCHASER/SUPPLIER

Purchaser

Kraton Polymers Nederland B.V.

Supplier

Shell Nederland Raffinaderij B.V.

DESCRIPTION OF SUMF ITEM

The department Site Contracting & Procurement delivers the following direct services:

•	Supply Category Management

–	Spend analyses, Co-ordination of Cross Functional Teams, Business Process Improvements, Commercial Contract Improvements; Supply Volume Improvements, Negotiations, Supplier Management, Standardisation

•	Counter Budget Advice

–	Detailed cost calculations, Cost estimates, Expert analysis of pricing

•	Procurement Control and Contract Support

–	Tender office operations, Secretariat of Contract Board and Committees, Review and Appraisal of Procurement Process, Registration of Contracts, Development and maintenance of Procurement controls in SAP system

In addition to the services described above, the department Site Contracting & Procurement delivers the following indirect services, which are supportive to the direct services:

•	Market Intelligence

–	Development and maintenance of Norms and Standards, Market surveys for pricing, Development and maintenance of cost and price information systems

•	Vendor Management

–	Pre qualification and qualification of vendors. Vendor performance registration. Vendor audits and reviews.

•	Back-office support

–	Support to Supply Category Managers. Contract development and maintenance support. Buying support.

VOLUMES AND SPECIFICATIONS

•	Specifications:

The Contracting & Procurement services will be provided conforming with the procedures of BBS procedure Procurement niveau 2 06.00.00.00 SNR/SNC.

•	Volumes:

–	Maximum volume of the Contracting & Procurement services are based on the amount of FTE’s (Full Time Equivalents).

Pernis SUMF Agreement (Kraton/SNR)	1

•	Supply Category Management (ca. [***] [Confidential Treatment Required]).

•	Counter Budget Advice (ca. [***] [Confidential Treatment Required]).

•	Procurement Control and Contract Support (ca. [***] [Confidential Treatment Required]).

•	Market Intelligence (ca. [***] [Confidential Treatment Required]).

•	Vendor management (ca. [***] [Confidential Treatment Required]).

•	Back-office Support (ca. [***] [Confidential Treatment Required]).

•	Planning:
–	Volumes to be agreed during Annual Plan and Budget discussions.

PURCHASER’S TOTAL REQUIREMENT UP TO FIRM CAPACITY RESERVATION

☐	Yes.

☒	No.

☐	Not applicable.

DELIVERY TERMS AND CONDITIONS

Mode of supply/delivery place

Services provided are supplied at the Site (and/or Moerdijk or externally if necessary).

Measurement of supply quantity to Purchaser

All activities are recorded via a time writing system, on which basis cost will be charged to Purchaser. Allocation of costs, in shared contracts, between the various purchasers, is based on the volumes in the underlying contracts.

Title and risk

Not applicable.

Conformance requirements

Not applicable.

Dependencies

Not applicable.

CATEGORY OF SUMF

☒	Short Term SUMF: For contracts specifically dedicated to the Purchaser.

☒	Long Term SUMF: All shared contracts.

☐	Sole Supplier SUMF.

Initial duration of SUMF

If Short Term SUMF, specify period for termination by Purchaser:

☐	90 days.

☒	Other: no termination as long as SNC provide operating services under the Operating

Pernis SUMF Agreement (Kraton/SNR)	2

Agreement; the Purchaser can terminate with 90 days notice in conjunction with the termination of the Operating Agreement.

If Short Term SUMF, specify notice period for termination by Supplier:

☐ 90 days.

☒ Other:	no termination as long as SNC provide operating services under the Operating Agreement; if and when the Purchaser terminates the Operating Agreement the Supplier can terminate with 90 days notice prior to the date of termination of the Operating Agreement.

If Long Term SUMF, specify notice period for termination by Purchaser:

☒	3 years

☐	Other:

Partial termination

☐	No:

☒	Yes:

PRICING

•	Supply Category Management

–	Prices are based on time-writing and a manhour tariff (1999: [***] [Confidential Treatment Required]).

•	Counter Budget Advice

–	Prices are based on time-writing and a manhour tariff (1999: [***] [Confidential Treatment Required]).

•	Procurement Control and Contract Support

–	Prices are based on time-writing and a manhour tariff (1999: [***] [Confidential Treatment Required]).

•	All other services of Contracting & Procurement are incorporated in the tariffs above.

SPECIAL PAYMENT TERMS

☐	Yes, other special provisions are:

☒	No.

Pernis SUMF Agreement (Kraton/SNR)	3

SCHEDULE 2038K

15.	NAME OF SUMF ITEM

Static engineering.

PURCHASER/SUPPLIER

Purchaser

Kraton Polymers Nederland B.V.

Supplier

Shell Nederland Raffinaderij B.V.

DESCRIPTION OF SUMF ITEM

General engineering support for static equipment, appendices and flare calculations.

VOLUMES AND SPECIFICATIONS

•	Specifications:

–	Not applicable.

•	Volumes:

–	Not applicable.

•	Firm Capacity Reservation:

–	Not applicable.

•	Planning and nomination:

–	In line with Annual Plan and Budget discussions.

•	Curtailment policy, including:

–	Not applicable.

PURCHASER’S TOTAL REQUIREMENT UP TO FIRM CAPACITY RESERVATION

☐	Yes.

☒	No.

☐	Not applicable.

DELIVERY TERMS AND CONDITIONS

Mode of supply/delivery place

The services are supplied at the Site.

Measurement of supply quantity to Purchaser

All activities are recorded via a time writing system, on which basis cost will be charged to Purchaser.

Title and risk

Not applicable.

Conformance requirements

Not applicable.

Pernis SUMF Agreement (Kraton/SNR)	1

Dependencies

Not applicable.

CATEGORY OF SUMF

☒	Short Term SUMF.

☐	Long Term SUMF.

☐	Sole Supplier SUMF

Initial duration of SUMF

If Short Term SUMF, specify period for termination by Purchaser:

☐ 90 days.

☒ Other:	no termination as long as SNC provide operating services under the Operating Agreement; the Purchaser can terminate with 90 days notice in conjunction with the termination of the Operating Agreement.

If Short Term SUMF, specify notice period for termination by Supplier:

☐ 90 days.

☒ Other:	no termination as long as SNC provide operating services under the Operating Agreement; if and when the Purchaser terminates the Operating Agreement the Supplier can terminate with 90 days notice prior to the date of termination of the Operating Agreement.

Partial termination

☐	No:

☒	Yes:

PRICING

Charges are based on the actual number of hours spent at Purchaser’s request, which may include travel time. All hours actually spent are charged, whether or not they fall within normal office hours. Hours spent are charged at an hourly tariff.

SPECIAL PAYMENT TERMS

☐	Yes, other special provisions are:

☒	No.

Pernis SUMF Agreement (Kraton/SNR)	2

SCHEDULE 2039K

16.	NAME OF SUMF ITEM

Technology support (RTS) and Quality Management (RQ)

PURCHASER/SUPPLIER

Purchaser

Kraton Polymers Nederland B.V.

Supplier

Shell Nederland Raffinaderij B.V.

DESCRIPTION OF SUMF ITEM

Technology support supplier shall:

•	Give advice with regard to statistics and experimental design.

Quality support supplier shall:

•	Take care of the publication of BBS documents.

VOLUMES AND SPECIFICATIONS

•	Volumes and specifications:

–	Technology support (non SNR): [***] [Confidential Treatment Required]

–	Quality support (non SNR): [***] [Confidential Treatment Required]

•	Firm Capacity Reservation:

–	Not applicable

•	Planning and nomination:

–	To be agreed during annual budget discussions.

•	Curtailment policy, including shutdowns:

–	Not applicable.

PURCHASER’S TOTAL REQUIREMENT UP TO FIRM CAPACITY RESERVATION

☐	Yes.

☒	No.

☐	Not applicable.

DELIVERY TERMS AND CONDITIONS

Mode of supply/delivery place

The services provided are supplied at the Site.

Measurement of supply quantity to Purchaser

All activities are recorded via a time writing system, on which basis cost will be charged to Purchaser.

Title and risk

Not applicable.

Pernis SUMF Agreement (Kraton/SNR)	1

Conformance requirements

Not applicable.

Dependencies

Not applicable.

CATEGORY OF SUMF

☒	Short Term SUMF.

☐	Long Term SUMF.

☐	Sole Supplier SUMF.

If Short Term SUMF, specify period for termination by Purchaser:

☐ 90 days.

☒ Other:	no termination as long as SNC provide operating services under the Operating Agreement; the Purchaser can terminate with 90 days notice in conjunction with the termination of the Operating Agreement.

If Short Term SUMF, specify notice period for termination by Supplier:

☐ 90 days.

☒ Other:	no termination as long as SNC provide operating services under the Operating Agreement; if and when the Purchaser terminates the Operating Agreement the Supplier can terminate with 90 days notice prior to the date of termination of the Operating Agreement.

PRICING

Technology Support:

Charges are based on the actual number of hours spent, which may include travel time. All hours actually spent at Purchaser’s request are charged, whether or not they fall within normal office hours.

Quality Support:

Charges are based on the actual number of hours spent, which may include travel time. All hours actually spent at Purchaser’s request are charged, whether or not they fall within normal office hours.

SPECIAL PAYMENT TERMS

☐	Yes, other special provisions are:

☒	No.

Pernis SUMF Agreement (Kraton/SNR)	2

SCHEDULE 2040K

17.	NAME OF SUMF ITEM

Refinery Instrumentation Process Control (RIPC)

PURCHASER/SUPPLIER

Purchaser

Kraton Polymers Nederland B.V.

Supplier

Shell Nederland Raffinaderij B.V.

DESCRIPTION OF SUMF ITEM

•	Calibrated measuring instrument support (RIPC/1).

•	Maintenance engineering (instruments) (RIPC/1).

•	DCS/ PLC support (RIPC/2).

VOLUMES AND SPECIFICATIONS

•	Volumes and specifications:

–	RIPC/1: [***] [Confidential Treatment Required]

–	RIPC/2: [***] [Confidential Treatment Required]

•	Firm Capacity Reservation:

–	Not applicable

•	Planning and nomination:

–	To be agreed during Annual Plan and Budge discussions.

•	Curtailment policy, including shutdowns:

–	Not applicable.

PURCHASER’S TOTAL REQUIREMENT UP TO FIRM CAPACITY RESERVATION

☐	Yes.

☒	No.

☐	Not applicable.

DELIVERY TERMS AND CONDITIONS

Mode of supply/delivery place

The services provided are supplied at the Site.

Measurement of supply quantity to Purchaser

All activities are recorded via a time writing system, on which basis cost will be charged to Purchaser.

Title and risk

Not applicable.

Pernis SUMF Agreement (Kraton/SNR)	1

Conformance requirements

Not applicable.

Dependencies

Not applicable.

CATEGORY OF SUMF

☒	Short Term SUMF.

☐	Long Term SUMF.

☐	Sole Supplier SUMF.

If Short Term SUMF, specify period for termination by Purchaser:

☐ 90 days.

☒ Other:	no termination as long as SNC provide operating services under the Operating Agreement; the Purchaser can terminate with 90 days notice in conjunction with the termination of the Operating Agreement.

If Short Term SUMF, specify notice period for termination by Supplier:

☐ 90 days.

☒ Other:	no termination as long as SNC provide operating services under the Operating Agreement; if and when the Purchaser terminates the Operating Agreement the Supplier can terminate with 90 days notice prior to the date of termination of the Operating Agreement.

PRICING

Charges are based on the actual number of hours spent on a specific activity if and when the service is provided at Purchaser’s request, which may include travel time. All hours actually spent are charged, whether or not they fall within normal office hours. There may be different manhour tariffs for the various departments (RIPC/1, RIPC/2).

SPECIAL PAYMENT TERMS

☐	Yes, other special provisions are:

☒	No.

Pernis SUMF Agreement (Kraton/SNR)	2

SCHEDULE 2041K

18.	NAME OF SUMF ITEM:

Central Management and Administration of Technical Documents.

PURCHASER/SUPPLIER

Purchaser

Kraton Polymers Nederland B.V.

Supplier

Shell Nederland Raffinaderij B.V.

DESCRIPTION OF SUMF ITEM

The department Central Management and Administration of Technical Documents delivers the following direct services:

•	General services:

–	Administer all technical documentation with an R-, T- or TC number, by using EDOC CENTRAL.

–	To take in and administer all new technical documentation which arrives from Capital projects or Plant Changes.

–	Co-ordination of received and sent technical documentation for projects.

–	To implement all paper requisitions in SAP if the engineering contractor does not have the possibility to do so.

–	To make adjustments on official documents (own manpower or by using contractors), as requested by the document owners on documents like PEFS, GEFS, PUFS and Fire-fighting documents. Adjustments should be handed over by the owners and be made visible using so called red and blue marks.

–	Administration of all documents like LDS (Line Designation Sheets), CLS (Classification Lists) and TKLS (Tanks Lists).

–	Administration and Management of all so-called EFD-menu’s (ACAD regulations) and all newly developed ACAD-menu’s.

–	Co-ordinate and manage all engineering contractors on the general standards and requirements for the Site centrally managed technical documents.

–	Delivering of various requirements like the Site Standard drawings, DEP GEN’s and previous DEP PERS’s i.e. exclusive Shell confidential information (Art. 11) which is not directly accessible by the Purchaser.

–	Responsible for all co-ordination and conversion of large-scale digitising jobs for data and documentation (in advance for the conversion to Alliance/AIM). Digitising of Supplier’s and Purchaser’s documents shall be done at approximately the same rate.

–	Manage and administer all construction and demolition permissions. Accompany construction inspection Rotterdam.

Pernis SUMF Agreement (Kraton/SNR)	1

–	Process and report all mutations in valuation of the Site, which will be used for Property tax reasons, and accompany all valuers on re-valuation jobs.

–	Delivering Earthwork Information Plans (KLIC-function) including advice for PBM.

–	Data management drains Petroleum Harbour.

–	Data management of leases and subleases for grounds, harbours and jetties.

–	Data management containment capacity including repair advice based on the WMb.

–	Data management deformation tanks, dwelling mounds including CPR/EMUAA/WMb tests and advice for measuring frequency and tank/mounding repair.

–	Database management “Environmental and Geotechnical soil affairs” including advice.

–	Mapping large and small parts of the Site, including buildings, plants etc.

–	Keeping up-to-date of all E/I-Datacom, Cables, Sewer-system, earthing technical papers and cable lists.

–	Delivering of digital undergrounds for engineering- and implementation-documents, plot plans, etc.

–	Process and administer various theme charts for beheersgroepen, etc.

–	Administration of all sewer inspection lists.

–	Administration of all geometrical-procedures (X-Y-Z relation) on the Site

–	Setting out new construction measurement and audits in the implementation phase.

–	Delivering detail/ profile measurements on Site for infrastructure services.

–	Taking tachygraphical measurements of land for preparation of basic charts.

–	Delivering of as-built measurement for the Earthwork procedure Pernis.

–	Keeping up social contacts with the Dutch land registry, Topographical Service, Municipal Harbour Company and the Municipal tax authority.

•	Specific services

–	In some cases, the department can take over the tasks of the engineering contractor, by filing all technical documentation in EDOC PROJECT, and loading the necessary TAG’s into the SAP- and EDOC system.

–	Delivering geometrical assistance for studies, planning, engineering new construction projects and maintenance projects.

–	Offering deformation measurement for tanks, installations, plants, etc.

–	Offering measurements (gauge activities) in harbours and next to jetties.

•	Access to documents:

–	In the SAP/AIM system exclusive access will be provided to defined user groups only, one of which is the Purchaser.

Pernis SUMF Agreement (Kraton/SNR)	2

VOLUMES AND SPECIFICATIONS

•	Specifications:

•	Not applicable.

•	Firm Capacity Reservation:

•	Not applicable.

•	Planning:

•	To be agreed during annual budget discussions.

PURCHASER’S TOTAL REQUIREMENT UP TO FIRM CAPACITY RESERVATION

☐	Yes.

☒	No.

☐	Not applicable.

DELIVERY TERMS AND CONDITIONS

Mode of supply/delivery place

The services provided are supplied at the Site.

Measurement of supply quantity to Purchaser

There will be a participation fee for participants, based on the current 1999 manpower, for all general activities (including costs for PAM and EDOC).

All special activities are recorded via a time writing system, on which basis cost will be charged to Purchaser.

Title and risk

Not applicable.

Conformance requirements

Not applicable.

Dependencies

Not applicable.

CATEGORY OF SUMF

☒	Short Term SUMF.

☐	Long Term SUMF.

☐	Sole Supplier SUMF.

Pernis SUMF Agreement (Kraton/SNR)	3

Initial duration of SUMF

If Short Term SUMF, specify period for termination by Purchaser:

☐ 90 days.

☒ Other:	no termination as long as SNC provide operating services under the Operating Agreement; the Purchaser can terminate with 90 days notice in conjunction with the termination of the Operating Agreement.

If Short Term SUMF, specify notice period for termination by Supplier:

☐ 90 days.

☒ Other:	no termination as long as SNC provide operating services under the Operating Agreement; if and when the Purchaser terminates the Operating Agreement the Supplier can terminate with 90 days notice prior to the date of termination of the Operating Agreement.

Partial termination

☐	No:

☒	Yes:

PRICING

•	All costs for general services (incl. e.g. PAM and EDOC) are allocated to the Users on the basis of headcount.

•	All charges for specific projects (subject to agreed terms of reference) are based on the actual number of hours spent on a specific activity, which may include travel time. All hours actually spent are charged, whether or not they fall within normal office hours. The hourly tariff (budget 1999) is [***] [Confidential Treatment Required] per hour.

•	External services will be charge to the Purchaser at cost.

Charges include depreciation and capital charge for SUMF Assets.

SPECIAL PAYMENT TERMS

☐	Yes, other special provisions are:

☒	No.

Pernis SUMF Agreement (Kraton/SNR)	4

SCHEDULE 2042K

19.	NAME OF SUMF ITEM:

Security Services, Reception Services, Crisis Management & Emergency Response Services and Fire Fighting Services.

PURCHASER/SUPPLIER

Purchaser

Kraton Polymers Nederland B.V.

Supplier

Shell Nederland Raffinaderij B.V.

DESCRIPTION OF SUMF ITEM

•	Security services:

–	Access control at the gates.

–	Issue, administration and co-ordination of visitors-badges and keycards.

–	Security of objects, periphery and grounds on the Site.

–	Administration and issue of permits for temporary roadblocks and office accommodation.

–	Security surveillance, incl. inspections of temporary roadblocks, traffic control and supervision of compliance with relevant (traffic) laws.

–	Checks at the gates of incoming and outgoing supply and materials, and regular compliance checks of relevant laws (e.g. hazardous products).

–	Administration and investigation of theft, loss, destruction, defalcations, etc.

–	Linking-pin with public-services (e.g. police, fire department, Home Office, environmental bodies, etc.)

–	Administration and supervision of master keys for critical area’s, buildings and offices.

–	Co-ordination of all security activities (Incl. Security Control Room and Intercom).

–	Additional security inspections and surveillance during advanced alertness.

–	(Information) security advice (incl. risk analysis).

–	(Information) security audits, reviews and inspections.

–	Administration and investigation of damages.

•	Infrastructure services:

–	Infrastructural advice (i.e. roads, traffic, signs, etc.).

–	Maintenance of roads (department ROM)

–	Road maintenance authority (incl. lighting systems, signs, markings, etc.).

–	Escort of extraordinary transports.

•	Reception services

–	Access control (incl. visitors-badges and keycards).

–	Opening & closing rounds.

–	First aid.

Pernis SUMF Agreement (Kraton/SNR)	1

•	Crisis Management & Emergency Response services

–	Advice, training and co-ordination of Crisis Management & Emergency response

–	Co-ordination and communication of incidents, accidents and crisis (Incl. Security Control Room and Intercom)

–	First aid

–	Road blocks and diversions

–	Escort of ambulances and other external emergency response services & bodies

–	Co-ordination of site and/or building evacuations

–	Identification, administration and inspection of muster stations and escape routes

–	Availability, supervision and maintenance of the crisis centre

–	Organisation, co-ordination and supervision of emergency response and crisis management exercises

–	Administration and co-ordination of relevant EBB procedures

•	Fire-fighting services

–	General fire-fighting services (incl. gas and liquid leaks and spills)

–	Stand-by for potentially dangerous activities (e.g. flares)

–	Supply and maintenance of fire-extinguishers

–	Advice (incl. risk analysis) on fire fighting and fire alarm procedures and systems

–	Audits and inspections on fire fighting- and fire alarm systems (e.g. sprinkler systems, tank cooling systems, automatic fire alarm systems etc.)

–	Fire-watcher services

–	Linking-pin with fire fighting authorities (e.g. fire brigade)

VOLUMES AND SPECIFICATIONS

•	Specifications (reference to other documents):

–	Not applicable.

•	Volumes:

–	Not applicable.

•	Firm Capacity Reservation:

–	Not applicable.

PURCHASER’S TOTAL REQUIREMENT UP TO FIRM CAPACITY RESERVATION

☒	Yes (exclusions to this are mentioned in appendix 1, but only where mentioned optional).

☐	No.

☐	Not applicable.

Pernis SUMF Agreement (Kraton/SNR)	2

DELIVERY TERMS AND CONDITIONS

Mode of supply/delivery place

Service provided are supplied at the Site and/or Moerdijk and/or Europoort.

Measurement of supply quantity to Purchaser

For detailed information, see appendix 1.

Title and risk

Not applicable.

Conformance requirements

Not applicable.

Dependencies

Not applicable.

CATEGORY OF SUMF

☒	Short Term SUMF: Reference is made to appendix 1.

☒	Long Term SUMF: Reference is made to appendix 1.

☒	Sole Supplier SUMF: Reference is made to appendix 1.

Initial duration of SUMF

If Short Term SUMF, specify period for termination by Purchaser:

☐ 90 days.

☒ Other:	no termination as long as SNC provide operating services under the Operating Agreement; the Purchaser can terminate with 90 days notice in conjunction with the termination of the Operating Agreement.

If Short Term SUMF, specify notice period for termination by Supplier:

☐ 90 days.

☒ Other:	no termination as long as SNC provide operating services under the Operating Agreement; if and when the Purchaser terminates the Operating Agreement the Supplier can terminate with 90 days notice prior to the date of termination of the Operating Agreement.

If Long Term SUMF, specify notice period for termination by Purchaser:

☒	3 years

☐	Other:

Partial termination

☐ No:

☒ Yes:	(ST SUMF Items and LT SUMF items in line with notice periods as explained above )

Pernis SUMF Agreement (Kraton/SNR)	3

PRICING

All services under this schedule are allocated using a key consisting of headcount [***]  [Confidential Treatment Required] and the number of trucks entering the Site [***]  [Confidential Treatment Required].

Charges include depreciation and capital charge for SUMF Assets.

SPECIAL PAYMENT TERMS

☐	Yes, other special provisions are:

☒	No.

Pernis SUMF Agreement (Kraton/SNR)	4

SCHEDULE 2043K

20.	NAME OF SUMF ITEM

Office Services (including Catering and Office Rental).

PURCHASER/SUPPLIER

Purchaser

Kraton Polymers Nederland B.V.

Supplier

Shell Nederland Raffinaderij B.V.

DESCRIPTION OF SUMF ITEM

•	Food and Beverages:

–	Catering : Lunches via counter with key-card/key-card management.

–	Beverage : Coffee/tea/chocolate/hot water.

–	Candy : General sweets and soft drinks.

•	Office rental (included in office rental, are the following services):

–	Handyman.

–	Cleaning of the offices.

–	Maintenance and Utilities of the buildings.

–	Emergency key-service.

–	Usage of the meeting rooms.

–	Insurance of the office building.

–	All property taxes.

–	Standard office inventory.

–	Inclusive handyman and installing of PC’s and telephone.

–	Co-ordination HVAC (Heating, Venting, Air Conditioning) activities.

•	Office supply.

–	Standard office inventory per cabinet.

•	Copiers and paper.

–	Basic copiers (A3 / A4), Boxes of plain paper.

•	Reproduction.

–	Ordering/expediting / delivery.

•	Post.

–	Receipt, sorting, delivery to central point.

Pernis SUMF Agreement (Kraton/SNR)	1

•	Library

–	Books, ordering/via post delivery.

•	Temporarily office

–	Ordering/expediting/delivery.

•	Electronic Document Management

–	Data processing.

•	Service Desk (included in office rental tariff).

–	Telephone operator services.

–	Update (electronic) telephone guide.

–	Corporate fax and e-mail (corporate mailbox).

–	Archive storage facilities.

–	Meeting rooms with overhead / flip over.

VOLUMES AND SPECIFICATIONS

•	Specifications:

–	Reference is made to specific contracts as mentioned in paragraph 6.5 (dependencies).

•	Volumes:

–	Short term contracts, annual planning of program in consultation with Purchaser.

–	Office rental, terms to be agreed with Supplier.

–	Catering, terms to be agreed with Supplier.

PURCHASER’S TOTAL REQUIREMENT UP TO FIRM CAPACITY RESERVATION

☒	Yes (only for Office rental on Site).

☒	No (all other services).

☐	Not applicable.

DELIVERY TERMS AND CONDITIONS

Mode of supply/ delivery place

Services provided are supplied at the Site and/or Moerdijk and/or externally if necessary.

Measurement of supply quantity to Purchaser

See article 8.

Title and risk

Not applicable.

Conformance requirements

Not applicable.

Pernis SUMF Agreement (Kraton/SNR)	2

Dependencies

Partly on contractors.

CATEGORY OF SUMF

☒	Short Term SUMF: Reference is made to appendix 1.

☒	Long Term SUMF: Reference is made to appendix 1.

☐	Sole Supplier SUMF.

Initial duration of SUMF

In appendix 1, the category of SUMF is defined per service item. For the specific categories mentioned, the following duration periods apply.

If Short Term SUMF, specify period for termination by Purchaser:

☐ 90 days.

☒ Other:	no termination as long as SNC provide operating services under the Operating Agreement; the Purchaser can terminate with 90 days notice in conjunction with the termination of the Operating Agreement.

If Short Term SUMF, specify notice period for termination by Supplier:

☐ 90 days.

☒ Other:	no termination as long as SNC provide operating services under the Operating Agreement; if and when the Purchaser terminates the Operating Agreement the Supplier can terminate with 90 days notice prior to the date of termination of the Operating Agreement.

If Long Term SUMF, specify notice period for termination by Purchaser:

☒	3 years

☐	Other:

Partial termination

☒	No:

☐	Yes:

PRICING

•	Food and Beverages:

– Catering:	Food pricing on the basis of the commercial prices offered by Holland Catering Services (HCS) or any other 3rd party supplier, as the case may be.

Subsidising of meals to be agreed with 3rd party supplier by Purchaser individually and implemented with key-card management. All other costs allocated on the basis of the average FTE’s on Site.

– Beverage:	Allocation of costs on the basis of the average FTE’s on Site.

Pernis SUMF Agreement (Kraton/SNR)	3

–	Candy: Pricing on the basis of the commercial prices offered by Maas Automaten or any other 3rd party supplier.

•	Office service:

This includes:

–	Cleaning of the offices, maintenance, utilities for the buildings, emergency key-service, usage of the meeting rooms, insurance of the office buildings, all property taxes, standard office inventory, handyman and installing of PC’s and telephones.

–	Usage of the catering-restaurant, toilets, general rooms, corridors and the usage of the parking space.

–	Telephone operator services, update (electronic) telephone guide, corporate fax and e-mail (corporate mailbox), archive storage facilities.

•	Archive storage facilities:

–	The costs of external archive storage facilities will be directly charged to Purchaser.

•	Office supply:

–	The costs for the standard inventory inside the cabinet is based on the unit price as agreed on with the external suppliers. Inventory is based on the standard inventory list as prepared by SBKD annually.

•	Copiers and paper:

–	The lease costs for basic copiers (A3 / A4) and boxes of plain paper are based on the Supplier’s contracts with OCE and Ahrend or any other 3rd party supplier. Allocation of the costs on the basis of the average FTE’s on Site.

•	Reproduction:

–	The costs are based on the Supplier’s contracts with Daalhuizen or any other 3rd party supplier, who will charge directly to the Purchaser without a surcharge.

–	The costs are based on the Supplier’s contracts with Umprint or any other 3rd party supplier, who will charge directly to the Purchaser without a surcharge.

•	Mail:

–	Charge for mail (receipt, sorting and delivery to central point) is per FTE.

–	The costs for external couriers (TNT, DHL, etc.) are charged to the Purchaser without a surcharge.

•	Library:

–	Charge is per FTE.

•	Temporary office:

–	The costs for ordering, expediting and delivery are directly charged to Purchaser.

Pernis SUMF Agreement (Kraton/SNR)	4

•	Electronic Document Management:

–	The costs for electronic data processing are charged by using a man-hour tariff.

Charges include depreciation and capital charge for SUMF Assets.

SPECIAL PAYMENT TERMS (ARTICLE 7.2)

☐	Yes, other special provisions are:

☒	No.

Pernis SUMF Agreement (Kraton/SNR)	5

Appendix I:	Overview of services, Category of SUMF, KPI’s, exclusions and limitations, optional and extra services (All KPI’s are subject to change, due to the fact that these have been adapted by personnel and contractors).

19Description of service:	Category of SUMF for offices in SNC operated units, e.g. Versatics	KPIs	Limitations	Optional	Extra
rental of office space	see SUMF Agreement between Purchaser and SNC

Handyman, cleaning, park facilities, keys, maintenance, util, meet, rooms, insur. prop. Tax	1)	Availability and within an agreed time period	“As is were is” for Shell owned building	Additional requirements

Including handyman / PC’s and telephones with respect to Office Moves	1)	Delivery performance/customer satisfaction	Movable items only	Packing	Unpacking, archive, small repairs, installation

Telephone operator services	1)	Average response time within 15 sec.

Catering, lunches via counter with key-card / key-card management	1)	Conform HACCP	Opening hours	Delivery of lunches, continue shop, overtime meals	Farewell parties, personnel shop, reception

Beverage, coffee / tea / chocolate/hot water	1)	Availability	Volume of sales	Decafe	Cooldrinks

Candy, general sweets and soft drinks	n.a.	Availability	Volume of sales

Update (electronic) telephone guide	1)	Update within 3 working days

Corporate fax and e-mail (corporate mailbox)	1)	Distribution within one hour	Office hours only

Archive storage facilities	1)		Office hours only	Outside storage costs are charged to Purchaser

Meeting rooms (incl. overhead / flip chart)	1)	Within agreed period	Office hours and CK only	Additional requirements

Standard inventory per cabinet, minor equipment	1)	Service level/stock	Volume of use	Non-standard

Basic copiers (A3 / A4) and plain paper	1)	Availability and service level	Volume of use	Sorter/color paper and slides	Color copier/disposal paper

Reproduction/Ordering / expedition / delivery	1)	Delivery performance	One cost centre, budget allocation

Pernis SUMF Agreement (Kraton/SNR)	6

Mail Receipt, sorting, delivery to central point	1)	Delivery performance	Day time	Different delivery drop of point	Courier

Temporary Office Accommodations/Ordering / expediting / delivery	1)	Delivery performance	Connection	Inventory / office cleaning	Canteen

Book ordering / distribution via internal mail	1)	Books <3 working day; Journals/ Magazines <1 working day

Data processing	1)	Delivery performance	Dutch / English only	Templates, macros, customer standard	Help desk, power point presentations

1)	Purchaser can terminate these services if and when office services provided by SNC to Purchaser under a separate SUMF Agreement are terminated.

Pernis SUMF Agreement (Kraton/SNR)	7

SCHEDULE 2050K

21.	NAME OF SUMF ITEM

Human Resource Services.

PURCHASER/SUPPLIER

Purchaser

Kraton Polymers Nederland B.V.

Supplier

Shell Nederland Raffinaderij B.V.

DESCRIPTION OF SUMF ITEM

The department Site Human Resources delivers the following services:

•	Trade Union and Works council services

–	Formulation and implementation of remuneration and other HR policies including negotiation of collective labour agreement (CAO) and implementation of the outcome of these CAO negotiations.

–	Relationship with the Trade Unions.

–	Works council relationship (= OR), including preparation of negotiations with the works council, implementation of the outcome of the negotiations with the works council, preparation of request for advice or consent and other proposals for reorganisations etc., the introduction or change of policies and regulations, personnel work schedules, etc.

–	Administrative and organisational support to members of the works council.

•	Personnel Administration services

–	Consultation for employees covering occupational social work issues.

–	Structuring & Control of the SAP HR PD functionality.

–	Handling of individual personnel issues, including industrial disability (WAO and IVP) and disciplinary matters.

•	Organisational advice and management information services

–	Manpower benchmark studies.

•	Provide the Site personnel management information. The following services/ donations will be directly charged to SNC Foundation (refer to paragraph 8 of this schedule):

–	Botlek bus.

–	Travel allowance operating staff.

–	Subsidy Botlek ferry.

–	Fee VC Rijnmond.

–	Training & Courses former SNR/ SNC employees.

–	Contribution for the anniversary evening of Supplier and SNC personnel.

–	Contribution Te Werve.

Pernis SUMF Agreement (Kraton/SNR)	1

–	Donations to Trade unions (including AWVN, VNO/ NCW, GBIO).

–	The donation to the Shell music band.

–	Donation Shell-football tournament.

–	Pension provision for former Troost-employees.

–	Anniversary remember Articles.

–	Gasoline discount.

–	Costs for “Borgstelling”.

–	University/ school Scholarships.

–	Insurance Kroller, SMS Costs.

VOLUMES AND SPECIFICATIONS

The Human Resource services will be provided to the same standards as are applicable at all other Shell sites in the Netherlands.

•	Specifications:

–	The Human Resource services are in accordance with Dutch law and the National Personnel Guide for Shell companies containing specific arrangements and/or terms of employment which are categorised as termed mutual rights and obligations under the individual employment contract (these apply only for Shell employees). Also there are other staff amenities and guidelines, including some statutory provisions and house rules. Apart from the nation-wide arrangements and/or terms of employment applicable at all Shell sites in the Netherlands, there are also a number of supplementary local Site arrangements. Some form part of a nation-wide framework, others are quite separate. They are referred to the documentation for their specific category.

–	Several provisions, which are laid down elsewhere, may be effective for employees covered by a collective labour agreement (CAO) or expatriates on net terms and staff in salary groups higher than 1. This is indicated as such at important points. Otherwise, they are referred to the documentation for their specific category (CAO booklets, Expatriate Personnel Policies Manual, etc.).

–	Manpower studies in accordance with Shell Group guidelines for Manpower benchmark studies and personnel management information (Shell Manpower index, etc.)

•	Volumes:

–	Not applicable

•	Planning:

–	To be agreed during Annual Plan and Budget discussions

PURCHASER’S TOTAL REQUIREMENT

☒	Yes, as long as SNC provide operating services under a separate Operating and Maintenance Services Agreement; otherwise: No.

☐	No.

☐	Not applicable.

Pernis SUMF Agreement (Kraton/SNR)	2

DELIVERY TERMS AND CONDITIONS

Mode of supply/delivery place

The services provided are supplied at the Site (and Moerdijk) or externally if necessary

Measurement of supply quantity to Purchaser :

Different allocation methods. Allocation of costs is based on the average amount of employees in the underlying year. Other activities are recorded via a time writing system, on which basis cost will be charged to Purchaser.

Title and risk

Not applicable.

Conformance requirements

Not applicable.

Dependencies

Not applicable.

CATEGORY OF SUMF

☒ Short Term SUMF.

☐ Long Term SUMF.

☐ Sole Supplier SUMF.

Initial duration of SUMF

If Short Term SUMF, specify period for termination by Purchaser:

☐ 90 days.

☒ Other:	no termination as long as SNC provide operating services under the Operating Agreement; the Purchaser can terminate with 90 days notice in conjunction with the termination of the Operating Agreement.

If Short Term SUMF, specify notice period for termination by Supplier:

☐ 90 days.

☒ Other:	no termination as long as SNC provide operating services under the Operating Agreement; if and when the Purchaser terminates the Operating Agreement the Supplier can terminate with 90 days notice prior to the date of termination of the Operating Agreement.

Partial termination

☒ No:

☐ Yes:

Pernis SUMF Agreement (Kraton/SNR)	3

PRICING

•	Trade Union and Works council services:

The prices for Trade Union and Work council services are based on the actual costs per employee (not FTE), multiplied by the actual number of employees (both Purchaser’s staff and operator’s staff). Charges for specific projects will be based on a man-hour tariff (to be agreed in separate Terms of References).

•	Personnel Administration services

The prices for Personnel Administration services, including Trade Union and Work council services, are based on the actual costs per employee (not FTE), multiplied by the actual amount employees.

•	Services/donations will directly charged.

•	Organisational advice and management information services.

The prices for Organisational advice and management information services are based on the actual man-hours needed for the service, multiplied by the man-hour tariff. Prices (budget 1999) are based on time-writing, [***] [Confidential Treatment Required].

SPECIAL PAYMENT TERMS

☐	Yes, other special provisions are:

☒	No.

Pernis SUMF Agreement (Kraton/SNR)	4

SCHEDULE 2052K

22.	NAME OF SUMF ITEM

Public relations services.

PURCHASER/SUPPLIER

Purchaser

Kraton Polymers Nederland B.V.

Supplier

Shell Nederland Raffinaderij B.V.

DESCRIPTION OF SUMF ITEM

The department Site Public Relations delivers the following services:

•	Public relation services:

–	Interact with press, media and stakeholders (donation and sponsoring, giving input and writing articles, etc.)

–	Managing Public Relations response in emergency cases

–	Maintain contact with Group PR

–	Advising on PR matters

–	Administrator and control of the presents which can be given to business acquaintances

–	Organisation of business visits and events

•	Database management of PR articles (including videos, photographs, slides, brochures and all other materials). Intercom and Pernis / Moerdijk television:

–	Issuing of the Site Bulletin and Intercom

–	Responsible for Pernis Television

–	Responsible for Pernis Internet Web Site

VOLUMES AND SPECIFICATIONS

The Public Relations services will be provided to the same standards as are applicable at all other Shell sites in the Netherlands.

•	Specifications (reference to other documents):

–	The Public Relations services are in accordance with the Shell Business Communication Procedures, specifically the Shell Group Public Affairs Policy and Goals, and the Shell Nederland Public Affairs Policy and Goals.

–	Shell standards as mentioned in the note “De richtlijnen voor mediacontacten en communicatie bij calamiteiten Shell- maatschappijen in Nederland (note of Shell Nederland (Algemene Zaken) d.d. 26 May 1997).

•	Volumes:

–	Not applicable

Pernis SUMF Agreement (Kraton/SNR)	1

•	Firm Capacity Reservation:

•	To be agreed during Annual Plan and Budget discussions

PURCHASER’S TOTAL REQUIREMENT UP TO FIRM CAPACITY RESERVATION

☐	Yes.

☒	No.

☐	Not applicable.

DELIVERY TERMS AND CONDITIONS

Mode of supply/delivery place

The services provided are supplied at the Site and/or Moerdijk or externally if necessary.

Measurement of supply quantity to Purchaser

Different allocation methods. Allocation of costs is based on the average amount of employees in the underlying year. Special activities are recorded via a time writing system, on which basis cost will be charged to Purchaser. Site visits charged via fixed amounts.

Title and risk

Not applicable.

Conformance requirements

Not applicable.

Dependencies

Not applicable.

CATEGORY OF SUMF

☒	Short Term SUMF.

☐	Long Term SUMF.

☐	Sole Supplier SUMF.

Initial duration of SUMF

If Short Term SUMF, specify period for termination by Purchaser:

☐ 90 days.

☒ Other:	no termination as long as SNC provide operating services under the Operating Agreement; the Purchaser can terminate with 90 days notice in conjunction with the termination of the Operating Agreement.

Pernis SUMF Agreement (Kraton/SNR)	2

If Short Term SUMF, specify notice period for termination by Supplier:

☐ 90 days.

☒ Other:	no termination as long as SNC provide operating services under the Operating Agreement; if and when the Purchaser terminates the Operating Agreement the Supplier can terminate with 90 days notice prior to the date of termination of the Operating Agreement.

Partial termination

☒	No:

☐	Yes:

PRICING

Pricing structure and prices per item

•	Public relations services

–	The allocation of costs of the public relations services, is based on number of staff as a percentage of Supplier personnel, SNC Pernis personnel (including personnel working/ operating for third parties) and Third Parties receiving this service.

–	Intercom and Pernis/Moerdijk television, is based on the allocation key SNR personnel, SNC Pernis and SNC Moerdijk personnel (including personnel working/operating for Third Parties) and Third Parties receiving this service.

•	Organisation of business visits and events.

–	There is a flat charge for the organisation of business visits and events.

•	All other services of PR (projects)

–	Cost allocation on the basis of an hourly rate.

Charges include depreciation and capital charge for SUMF Assets.

SPECIAL PAYMENT TERMS

☐	Yes, other special provisions are:

☒	No.

Pernis SUMF Agreement (Kraton/SNR)	3

SCHEDULE 2053K

23.	NAME OF SUMF ITEM:

Legal Services.

PURCHASER/SUPPLIER

Purchaser

Kraton Polymers Nederland B.V.

Supplier

Shell Nederland Raffinaderij B.V.

DESCRIPTION OF SUMF ITEM

The department Site Legal Services delivers the following services:

•	Dutch and EC employment, social and pensions law.

•	Acquisition and disposal of shares and corporate assets.

•	Technology, technical, commercial and other service agreements.

•	Construction law.

•	Information and computing law.

•	Environmental law.

•	Dutch and EC competition law (including compliance).

•	Investment protection and international dispute settlement.

•	Control of US jurisdictional exposure.

•	International commercial law (trading of oil/products, gas, chemicals and coal).

•	International and multi-party Investment Projects including joint ventures.

•	Contacts with the Chamber of Commerce in the Netherlands.

VOLUMES AND SPECIFICATIONS

The Site Legal Services will be provided to the same standards as are applicable at all other Shell sites in the Netherlands.

•	Specifications:

•	Services provided are in conformance with Dutch legal requirements. Department operates within the Shell business principles.

•	If legal resources are required which are not available within the legal department, the legal advice department will arrange to obtain them from another syndicate in the Shell Group or from outside counsels, as appropriate.

•	Volumes and Firm Capacity Reservation:

•	Not applicable.

•	Planning and nomination:

•	To be agreed during Annual Plan and Budget discussions.

Pernis SUMF Agreement (Kraton/SNR)	1

•	Curtailment policy:

–	Not applicable.

PURCHASER’S TOTAL REQUIREMENT UP TO FIRM CAPACITY RESERVATION

☐	.

☒	No.

☐	Not applicable.

DELIVERY TERMS AND CONDITIONS

Mode of supply/ delivery place

The Services provided are supplied at the Site and/or Moerdijk and/or externally if necessary.

Measurement of supply quantity to Purchaser

All activities are recorded via a time writing system, on which basis cost will be charged to Purchaser.

Title and risk

Not applicable.

Conformance requirements

Not applicable.

Dependencies

Not applicable.

CATEGORY OF SUMF

☒	Short Term SUMF.

☐	Long Term SUMF.

☐	Sole Supplier SUMF.

Initial duration of SUMF

If Short Term SUMF, specify period for termination by Purchaser:

☐ 90 days.

☒ Other:	no termination as long as SNC provide operating services under the Operating Agreement; the Purchaser can terminate with 90 days notice in conjunction with the termination of the Operating Agreement.

If Short Term SUMF, specify notice period for termination by Supplier:

☐ 90 days.

☒ Other:	no termination as long as SNC provide operating services under a separate Operating and Maintenance Service Agreement (OMSA) of equal date; if and when the Purchaser terminates the OMSA the Supplier can terminate with 90 days notice to end of the operating services by SNC

Pernis SUMF Agreement (Kraton/SNR)	2

Partial termination

No:	no termination as long as SNC provide operating services under the Operating Agreement; if and when the Purchaser terminates the Operating Agreement the Supplier can terminate with 90 days notice prior to the date of termination of the Operating Agreement.

☐ Yes:

PRICING

Charges are based on the actual number of hours spent, which may include travel time. All hours actually spent are charged, whether or not they fall within normal office hours. Hours spent are charged at an hourly tariff, which include lawyers’ salaries, the costs of the internal support staff and Site overheads.

The services by outside counsels will be charged to Purchaser at cost.

SPECIAL PAYMENT TERMS

☐	Yes, other special provisions are:

☒	No.

Pernis SUMF Agreement (Kraton/SNR)	3

SCHEDULE 2055K

24.	NAME OF SUMF ITEM

Environmental & Site Planning affairs.

PURCHASER/SUPPLIER

Purchaser

Kraton Polymers Nederland B.V.

Supplier

Shell Nederland Raffinaderij B.V.

DESCRIPTION OF SUMF ITEM

•	Act as liaison between the Purchaser and public authorities about environmental issues and co-ordinate & advise on permit applications, changes, notifications, etc.

•	Report to public authorities and to Shell International on environmental performance.

•	Act as gate keeper and liaison with public authorities for developing environmental & Site planning issues and inform management accordingly.

•	Advise Purchaser about permit obligations, ISO-14001 issues and environmental affairs in general.

•	Maintain contacts about environmental & spatial planning issues with NGO’s, industry associations and other industries.

VOLUMES AND SPECIFICATIONS

•	Volume and Firm Capacity Reservation (as per 1/1/99 [***] [Confidential Treatment Required]

–	Permit issues and environmental advise [***] [Confidential Treatment Required]

–	Site planning [***] [Confidential Treatment Required]

–	Reporting [***] [Confidential Treatment Required]

–	Gate keeping [***] [Confidential Treatment Required]

–	ISO-14001 [***] [Confidential Treatment Required]

–	Contacts with NGO’s etc.[***] [Confidential Treatment Required]

•	Planning and nomination:

–	To be agreed during Annual Plan and Budget discussions

–	[***] [Confidential Treatment Required]

•	Curtailment policy, including shutdowns:

–	Not applicable.

•	Firm Capacity Reservation:

–	Not applicable.

PURCHASER’S TOTAL REQUIREMENT UP TO FIRM CAPACITY RESERVATION

☐	Yes.

20 FTE = Full Time Equivalent

Pernis SUMF Agreement (Kraton/SNR)	1

☒	No.

☐	Not applicable.

DELIVERY TERMS AND CONDITIONS

Mode of supply/delivery place

The Services provided are supplied at the Site and/or Moerdijk or externally if necessary.

Technical information and process data to be supplied by Purchaser in order to be able to give advise.

Measurement of supply quantity to Purchaser

All activities are recorded via a time writing system, on which basis cost will be charged to Purchaser.

Title and risk

Not applicable.

Conformance requirements

Not applicable.

Dependencies

Not applicable.

CATEGORY OF SUMF

☒	Short Term SUMF.

☐	Long Term SUMF.

☐	Sole Supplier SUMF.

Initial duration of SUMF

If Short Term SUMF, specify period for termination by Purchaser:

☐	90 days.

☒ Other:	no termination as long as SNC provide operating services under the Operating Agreement; the Purchaser can terminate with 90 days notice in conjunction with the termination of the Operating Agreement.

If Short Term SUMF, specify notice period for termination by Supplier:

☐	90 days.

☒ Other:	no termination as long as SNC provide operating services under the Operating Agreement; if and when the Purchaser terminates the Operating Agreement the Supplier can terminate with 90 days notice prior to the date of termination of the Operating Agreement.

Pernis SUMF Agreement (Kraton/SNR)	2

Partial termination

☒	No:

☐	Yes:

PRICING

Charges are based on the actual number of hours spent, which may include travel time. All hours actually spent are charged, whether or not they fall within normal office hours.

EBB will charge their fees directly to the Purchaser.

SPECIAL PAYMENT TERMS

☐	Yes, other special provisions are;

☒	No.

Pernis SUMF Agreement (Kraton/SNR)	3

SCHEDULE 2057K

25.	NAME OF SUMF ITEM

Safety, health & occupational hygiene services.

PURCHASER/SUPPLIER

Purchaser

Kraton Polymers Nederland B.V.

Supplier

Shell Nederland Raffinaderij B.V.

DESCRIPTION OF SUMF ITEM

•	Arbo Services according to Dutch legal Health & Safety requirements:

–	Sickness absence advise.

–	Work and workplace related safety, health & occupational hygiene consulting-hours.

–	Periodic medical examination.

–	Safety, health & occupational hygiene risk assessment study.

–	Recruitment medical examination.

•	Other Arbo Services:

–	First-aid.

–	“Verbandkamer”.

–	Incident registration and reporting.

–	Advise on health & safety management systems (< 1 hour working time).

–	Advise on safe handling of chemicals (workers safety data sheets).

•	Non Arbo Services:

–	Advise on health & safety management systems (> 1 hour working time).

–	Incident investigation.

–	Health and safety audit.

–	Occupational hygiene advise.

–	Advise on work organisation.

–	Physiotherapy.

–	Advise on ionising radiation.

–	Advise on ergonomics.

–	Advise on safe handling of asbestos.

Pernis SUMF Agreement (Kraton/SNR)	1

VOLUMES AND SPECIFICATIONS

•	Volume and Firm Capacity Reservation:

–	Occupational physician: [***] [Confidential Treatment Required]

–	Safety adviser: [***] [Confidential Treatment Required]

–	Occupational hygienist: [***] [Confidential Treatment Required]

–	Work organisation adviser: [***] [Confidential Treatment Required]

–	Occupational health nurses: [***] [Confidential Treatment Required]

–	Incident registration and reporting: [***] [Confidential Treatment Required]

–	Workers safety data sheets: [***] [Confidential Treatment Required]

–	Supporting staff (administrative, quality and management): [***] [Confidential Treatment Required]

–	Physiotherapy (consultant): [***] [Confidential Treatment Required]

–	Other specialist advise via consultants.

•	Planning and nomination:

–	To be agreed during Annual Plan and Budget discussions.

–	Ad-hoc projects to be agreed (including terms of reference)

•	Curtailment policy:

–	Not applicable.

PURCHASER’S TOTAL REQUIREMENT UP TO FIRM CAPACITY RESERVATION

☐	Yes.

☒	No.

☐	Not applicable.

DELIVERY TERMS AND CONDITIONS

Mode of supply/ delivery place

Services provided are supplied at the Site and/or Moerdijk and/or externally if necessary.

Measurement of supply quantity to Purchaser

All Arbo activities are charged on the basis of the number of employees.

All Non Arbo activities are recorded via a time writing system; on the basis of this system costs for projects are charged to Purchaser. Time-writing sheets are accessible for auditing.

Title and risk

Not applicable.

Conformance requirements

Not applicable.

21	FTE = Full Time Equivalent

Pernis SUMF Agreement (Kraton/SNR)	2

Dependencies

Not applicable.

CATEGORY OF SUMF

☒	Short Term SUMF (for non ARBO-services).

☒	Long Term SUMF (all ARBO-services).

☐	Sole Supplier SUMF.

Initial duration of SUMF

If Short Term SUMF, specify period for termination by Purchaser:

☐ 90 days.

☒ Other:	no termination as long as SNC provide operating services under the Operating Agreement; the Purchaser can terminate with 90 days notice in conjunction with the termination of the Operating Agreement.

If Short Term SUMF, specify notice period for termination by Supplier:

☐ 90 days.

☒ Other:	no termination as long as SNC provide operating services under the Operating Agreement; if and when the Purchaser terminates the Operating Agreement the Supplier can terminate with 90 days notice prior to the date of termination of the Operating Agreement.

If Long Term SUMF, specify notice period for termination by Purchaser:

☒	3 years

☐	Other:

Partial termination

☒	No: not possible for specific Arbo-services.

☒	Yes: possible for projects (Non Arbo-services).

PRICING

•	Subscription to basic services against a fixed fee. The following activities (Arbo-services) are included in this fixed fee:

–	Sickness absence advise.

–	Work and workplace related safety, health & occupational hygiene consulting-hours.

–	Periodic medical examination.

–	Safety, health & occupational hygiene risk assessment study.

–	Recruitment medical examination.

–	First-aid.

Pernis SUMF Agreement (Kraton/SNR)	3

–	Incident registration and reporting.

–	Advise on safe handling of chemicals (workers safety data sheets).

–	“Verbandkamer”.

–	Advise on health & safety management systems ([***] [Confidential Treatment Required] working time).

•	The following services (Non-Arbo-services) are charged by using a man-hour tariff:

–	Advise on health & safety management systems ([***] [Confidential Treatment Required] working time).

–	Incident investigation.

–	Health and safety audit.

–	Occupational hygiene advise.

–	Advise on work organisation.

–	Physiotherapy.

–	Advise on ionising radiation.

–	Advise on ergonomics.

–	Advise on safe handling of asbestos.

–	All charges are based on the actual number of hours spent, which may include travel time. All hours actually spent are charged, whether or not they fall within normal office hours.

Charges include depreciation and capital charge for SUMF Assets.

SPECIAL PAYMENT TERMS

☐	Yes, other special provisions are:

☒	No.

Pernis SUMF Agreement (Kraton/SNR)	4

SCHEDULE 2071K

26.	NAME OF SUMF ITEM

Operating (manufacturing related) IT services and system development.

PURCHASER/SUPPLIER

Purchaser

Kraton Polymers Nederland B.V.

Supplier

Shell Nederland Raffinaderij B.V.

DESCRIPTION OF SUMF ITEM

Operational IT services

Are based on the T-20 process as described in the IT Activities Model (ref. 1) and adapted for the ISO 9001 certified quality system called: “Bedrijfs Beheers Systeem (BBS)” (ref. 2).

The implementation of the service is handled via a 1st, 2nd and 3rd Line Support mechanism as follows:

1st	Line covers call registration, handling (escalation to 2nd Line) and progress control by a central Application Support Desk in the RIM department.

2nd	Line covers problem management, fallback/recovery management, application-performance monitoring, application configuration and testing, user assistance & training, change management and ‘service level’/contract management executed by a group of Application Managers in the RIM department.

3rd	Line covers breakdown & planned maintenance, application enhancements and new developments executed by departments/organisations (called: Service Providers) outside the RIM department. The major service providers for the applications described in this document are: SNR-RIM, SSI (Shell).

Application portfolio management

Application portfolio management is part of the T-05 and T-15 procedures in the information support process and comprises of:

•	To develop maintenance strategies for running applications

•	To develop a 5 year plan for new applications and major changes in existing ones.

•	To allocate resources and means for the above mentioned 5 year plan in conjunction with budget holders.

All above mentioned items will be reviewed on an annual basis and prior to budgeting activities.

Application maintenance

3.3.1	Preventive maintenance

Preventive maintenance is planned in advance and consists of three activities:

•	Regular maintenance, carried out on a frequent basis.

•	Maintenance as a result of anticipated changes in technical and/or functional requirements.

Pernis SUMF Agreement (Kraton/SNR)	1

•	Maintenance related to new releases.

3.3.2	Breakdown maintenance

Initiated by technical of functional defects. Call registration of defects is handled by the RIM application manager (see IB list).

3.3.3	3rd line support

Answering of questions on operational problems by the application administration.

Consulting and other non standard services

On request.

Standard of service

1.	Subject to 2., 3. and 4. below, the Supplier shall use its Reasonable Commercial Efforts to provide the services to the Purchaser in a reasonable, workmanlike manner consistent with and to a standard no lower than that to which such services were provided immediately prior to the Effective Date.

2.	In any event, the Supplier shall not be obliged to provide the services at any time to a standard higher than that to which similar services are provided to the retained Shell Group from time to time.

3.	The Supplier shall not be liable for any loss, damage, cost or expense due to any Service being interrupted, prevented, postponed, delayed, limited, inadequate or curtailed due to:

•	Force Majeure or other unforeseen event, emergency or circumstance beyond the control of the Supplier and regardless of the length of time for which such supervening state of affairs continues;

•	good cause or routine or general maintenance, inspection, servicing, repair, renewal or replacement, provided that the Supplier gives to the Purchaser reasonable prior notice thereof; or

•	emergency maintenance, inspection, servicing, repair, renewal or replacement.

4.	The Supplier undertakes that, if it experiences any shortage, interruption, delay, inadequacy or limitation in the availability of any of the services (by reason of Force Majeure, any other event or state of affairs specified in 3 above, or otherwise) and is unable to fulfil all the requirements of the Purchaser therefor, the Supplier shall ensure that the Purchaser is treated no less favourably than any of the businesses of the Supplier in the allocation by the Supplier between such businesses and the Purchaser of such services which it remains able to provide having regard to all the circumstances.

5.	At the Purchaser’s sole cost, the Supplier shall use its reasonable endeavours to obtain all third party consents necessary to provide the services during the service period.

6.	The Supplier shall not be obliged to provide any service (or part thereof) for which such consents have not been obtained or have been refused, and may, without liability, terminate the provision of any service with immediate effect in the event that any claim that the provision of such services requires the consent of a third party.

7.	Provided that the Supplier has compiled with its obligations under 5. above, the Purchaser shall indemnify the Supplier against all liabilities, costs and expenses arising from any claim that the provision of the services requires the consent of a third party.

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Overview

Area	Plant Kraton	Maint.	Total	Remarks
Maintenance (excl. Alliance)
AIM-old		X	X
Eng. Cluster		X	X
IBIS	X		X
PICLASSO		X	X

Maintenance (Alliance)
Alliance Investment	X		X
Alliance Operating	X		X
Beheer Alliance SNR	X		X
Alliance TPA ex SNR	X		X
Alliance FCP SupportSupp.	X		X

Desktop
Fee SNR datanetwork	X	X	X
SNR fee appl.supp. desktop	X	X	X

Fee SNR datanetwork for technologists			X

Other
SBA		X	X

General Site IT			X	e.g. Site entry system; share in Site IT costs

SERVICE SPECIFICATIONS

Service	Service level	Start of work *1	Fix of Escalation *2	Work hours *3
None	0	n.a.	n.a.	n.a.
Best Endeavour	1	a.s.a.p.	within 5 days	normal working hours
Basis	2	within 4 working hours	within 12 hours	normal working hours
Premium	3	within 1 working hours	within 8 hours	*4
Custom	4	*4	*4	*4

*1	Maximum time between the call and the commence of the repair activity.

*2	Maximum time between call and fix of the escalation.

*3	Normal working hours are between 09.00 - 17.30 hours local time at working days unless specified otherwise.

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*4	To be specified in this schedule per service/application.

Services are provided at the following service levels for the below mentioned applications.

Application/service	3.1	3.2	3.3.1	3.3.2	3.3.3
PAM & EDM	1	✓	1	2	✓
CBA	1	✓	0	0	✓
QMI, PICLASSO, IBIS (& other systems to be replaced by SAP)	1	✓	0	1	✓
HALS (interface with SAP)	1	✓	1	2	✓
SAP	1	✓	1	2	✓
AIM	1	✓	1	2	✓
RTA	1	✓	0	1	✓
CVGM	1	✓	1	1	✓
TACSY & TACMO	1	✓	0	1	✓
MEDIS	1	✓	0	2	✓
Other IB listed systems; category ‘STR’	1	✓	1	2	✓
Other IB listed systems; category ‘SAP’		✓	0	1	✓
Other IB listed systems; category ‘UNSUP’ or ‘TBD’ or ‘DEL’	1	✓	0	0	—
Management Information Systems (BCCA05, -09, -12, -17, BCFA19, -21, -35, BCKA05; BCQA02, BCBA01, BCCA04, BCCJ03, BCDA22, BCGA12, BCMA04)	1		0	1	✓
Voorraadadministratie (BCHA10)	1		0	1	✓

Descriptions of the above mentioned systems and services are laid down in “Handbook BBS Informatie Ondersteuning Niveau 3, nr. 01.01.0001” and “handboek Informatie ondersteuning Version D jan 99 report 09.00.0000”. A copy can be provided on request.

On a quarterly basis, the number of requests for services 3.2.1 and 3.2.2 and the realised service levels will be reported per application.

PURCHASER’S TOTAL REQUIREMENT UP TO FIRM CAPACITY RESERVATION

☐	Yes.

☒	No.

☐	Not applicable.

6.	DELIVERY TERMS AND CONDITIONS

Mode of supply/delivery place

Remote or at location if necessary.

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Measurement of supply quantity to Purchaser

Actual man hours.

Title and risk

Not applicable.

Conformance requirements

Not applicable.

Dependencies

As applicable for the specific services (Certain services provided by RIM are contracted out to external contractors).

CATEGORY OF SUMF

☒	Short Term SUMF.

☐	Long Term SUMF.

☐	Sole Supplier SUMF.

Initial duration of SUMF

If Short Term SUMF, specify notice period for termination by Purchaser:

☐ 90 days

☒ Other:	no termination as long as SNC provide operating services under the Operating Agreement; the Purchaser can terminate with 90 days notice in conjunction with the termination of the Operating Agreement.

If Short Term SUMF, specify notice period for termination by Supplier:

☐ 90 days

☒ Other:	no termination as long as SNC provide operating services under the Operating Agreement; if and when the Purchaser terminates the Operating Agreement the Supplier can terminate with 90 days notice prior to the date of termination of the Operating Agreement.

Partial termination

☐ No:

☒ Yes:	RIM works according to European rules provided by Shell Europe Oil Products (SEOP) and therefore claims the right to terminate services and maintenance of applications which will become obsolete for SNR. RIM will respect reasonable notice period for termination and if required support transition of the application to SNC CIM. Conditions and timetables to be mutually agreed on a case by case basis.

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PRICING

The costs for each specific service (and per application if applicable) will be based on a [***] [Confidential Treatment Required], calculated on the basis of Schedule 3.

Costs for activities contracted out to Third Parties will be charged at actual costs, however Site overheads maybe applied, in accordance with Schedule 3.

Charges for other services will be based on the [***] [Confidential Treatment Required] as for 3.2 and 3.3 services unless agreed otherwise between Supplier and Purchaser.

RIM will register actual hours per service or application. Possible differences between actuals and budget will be discussed between RIM and Purchaser on a quarterly basis.

RIM rates, overheaded, to be reviewed by RIM on a yearly basis to reflect market rates / developments.

The allocation of IT infrastructure (fee SNR data network) is based on Purchaser’s number of desktop connections compared to the total Site number of desktop connections.

On a quarterly basis, actual costs will be settled automatically via “SAP werkorder system”.

N.B.: costs of IT services may change in any of the following situations:

•	Change in the existing IT infrastructure. Budget 2000 costs include support / operating costs of the existing IT infrastructure. Changes in the infrastructure resulting from the segregation work have not been included in the above and may result in higher costs of running and supporting the infrastructure (i.e. additional costs of supporting new components (e.g. extra routers)). These additional costs will be for the Purchaser’s account.

•	Change in the current IT portfolio. The Budget 2000 costs are based on the existing IT portfolio in which certain applications / systems are shared amongst multiple businesses / plants. Any cost implications from segregation activities, e.g. additional costs of running separate clones, have not been included and may result in additional charges to Purchaser.

•	Transfer of licenses. The Budget 2000 costs are based on the existing IT portfolio in which certain applications / systems are shared amongst multiple businesses / plants. License renewal fees on a yearly basis have been included in the specified costs. Any cost implications from activities being executed in the Divestment project, e.g. higher fees due to re-negotiation of licenses outside existing Shell arrangements, have not been included and may result in additional charges to Purchaser.

SPECIAL PAYMENT TERMS

☐	Yes, other special provisions are:

☒	No.

SPECIAL PAYMENT TERMS

☐	Yes, other special provisions are:

On a quarterly basis, actual costs will be settled automatically via “SAP werkorder system”.

☒	No.

OTHER

•	The scope of this Schedule will be reviewed and adjusted annually.

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•	The services described above are complementary to the IT services by Shell Chemicals Ltd (SCL) to the Purchaser and/or Affiliates of the Purchaser under a Transitional IT Service Agreement. In the event that either Party discovers that a certain service or aspect of a service under the Agreement is covered by the agreement with SCL, the Party will notify the other Party in writing and without delay. The Supplier will then discontinue such service or aspect of service 14 days after such notification. From the day of notification until its discontinuation there will be no Charges by the Supplier to the Purchaser for such service or aspect of service.

References

(1)	IT Activities Model (ITAM). Version 1.0. March 1995. Author: SIPC-ICA/1 Report No: IC94-126.

(2)	Handboek Informatie Ondersteuning. Version: D. January 1999. Owners: SNC-CIM, SNR-RIM. Report: 09.00.0000.

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SCHEDULE 3: SUMMARY OF SUPPLIER’S COST ACCOUNTING

PRACTICES

1.0	Introduction

This schedule intends to describe the cost accounting practices of Supplier in general terms, which are based on the Royal Dutch Shell Group accounting principles and other standards where applicable. These include the laws and regulations of the Dutch government, the ‘Richtlijnen voor de Jaarverslaggeving’ as issued by The Netherlands Council for Annual Reporting (CAR) and the International Accounting Standards (IAS) as issued by the International Accounting Standards Committee (IASC)22. The cost accounting practices may be amended from time to time. Further reference is made to the Manual of Group Financial Accounting Policies as issued by the Royal Dutch Shell Group.

Furthermore, this schedule has the purpose to govern the charging out of the SUMF Items, which will be provided by Supplier to the various corporate entities at the Shell Pernis complex (Shell and non-Shell). In paragraph 9 the current way of registration and charging of utility costs within the Site is described.

Additional details on the charging out and the allocation of costs per SUMF Item, have been described in separate schedules, which have been developed for each shared SUMF Item.

2.0	General Organisation of Supplier

The Site currently accommodates several corporate entities. Supplier23 itself is composed of five production departments24 and several service departments. The latter conducts services for the whole Site. These service departments can be categorised into two different types, namely Supplier service departments (activities that are 100% related to the Supplier business) and shared service departments (activities that are undertaken for more than just the Supplier business).

Within this schedule, the focus is solely on the shared service departments and the part of the Supplier production departments which deliver SUMF Item to the various corporate entities at the Site

3.0	Basic cost charging for Shared SUMF Items

The basic cost charging procedure for the various corporate entities at the Site, is the allocation of all costs to each corporate entity. Within Supplier, costs will in general be allocated to the Supplier production departments or service departments. However in some cases, the (Supplier) costs are absorbed on a corporate Supplier level only (general Supplier account) or accommodated within the specific service department.

All costs are reported against a cost centre and a cost element:

1. Cost Centre:	Account for recording similar activity costs, represents the smallest area of responsibility. Reference is made to ‘Alliance Project Data Object Definition (Cost Objects, Cost centre - Activity type - Statistical key Figures)’

2. Cost Element:	Categorises costs of similar nature (e.g. Labour, Materials, Services, Sundries) Reference is made to ‘Alliance Project Data Object Definition (Cost Elements)’

The cost allocation methodology for SUMF Item to the various corporate entities at the Site, have been described in separate schedules (as referred to earlier). Depending on the classification of the schedule (Sole Supplier SUMF, Long Term SUMF or Short Term SUMF), the schedules can be reviewed each year during the Annual Budgeting Plan and Budget and approved for the following calenderyear. The allocation methodology, which is used to post costs to the various cost centres maybe amended from time to time.

22	There is however no requirement for the Royal Dutch Shell Group to fully comply with IAS standards.

23	As per January 2000, the Pernis refinery interest are held by the Pernis Holding Company V.O.F., in which SNR holds a 90% interest. SNR is also the operator on behalf of the Pernis Holding Company V.O.F.

24	RDU (Distillation / Utilities), RSP (Special Products), RCT (Conversion & Treating), RHP (Hydro & thermal cracking, Residue Gasification, Powerplant) and ROM (Oil Movements)

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4.0	SUMF Items

Elements of SUMF; the following charges are identified:

1.	Variable Costs

2.	Direct Site Costs

3.	Overheads

4.	Depreciation

5.	Capital Charge

4.1	Variable Costs

Variable Costs are those operating costs which vary primarily on consumption, usage or production for each SUMF Item. Further reference is made to Article 6 of the Agreement.

4.2	Direct Site Costs

Direct Costs are those costs which are less dependent on the consumption, usage or production for each service, utility, material and facility. Further reference is made to Article 6 of the Agreement.

4.3	Overheads

Overheads are those costs which are not directly allocated to departments within Supplier. Therefore an equitable allocation of these costs will be made to each service, utility, material and facility. Typical services, for which costs are accommodated on a Supplier corporate level or within the service providing departments are for instance: Site management, fire fighting, security, office services, accommodation, catering and IT-costs.

The Overhead also include an appropriate amount for the depreciation and capital charge for the assets related to the provision of Supplier Site Overhead services (in addition to Article 6 of the Agreement).

The applicable Overheads will be charged with SUMF Item. The overheads will be differentiated for the categories25 Operational, Craft and Clerical Personnel and for Management, Professional and Staff Personnel.

The annual Overhead Costs are (base period Quarter 1 1999):

•	[***] [Confidential Treatment Required] per Full time equivalent for Operational, Craft and Clerical Personnel

•	[***] [Confidential Treatment Required] per Full time equivalent for contractors with a minimum assignment duration of 3 months

•	[***] [Confidential Treatment Required] per Full time equivalent for Management, Professional and Staff Personnel

The Supplier Site Overhead Cost will be adjusted annually for inflation using the Dutch Consumer Price index (CPI) for all households. Site Overhead Costs for a specific year will be calculated using the following formula:

•	[***] [Confidential Treatment Required] CPIq/CPIo

•	[***] [Confidential Treatment Required] CPIq/CPIo

where:

•	CPIq: Dutch Consumer Price Index for Quarter 3 of the year in which the Annual Budgeting Exercise for the following year takes place.

•	CPIo: Quarter 1 1999 Dutch Consumer Price Index for all households.

The Costs (e.g.[***] [Confidential Treatment Required] and [***] [Confidential Treatment Required]) will be recalculated every three years, with the first recalculation used to determine budget 2002.

For accounting purposes, Supplier will split the Supplier Site Overhead Costs into the components (Indirect) Fixed Costs, (Indirect) Depreciation and (Indirect) Capital Charge.

25	As defined by Solomon Associates for the World Wide Solomon Fuels/ Lubes study.

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4.4	Depreciation

All fixed assets that can be used in the provision of shared services, have associated depreciation charges that will be charged to entities at the Site . Assets are reported on activity-code Asset Accounting (AA).

Depreciation, derived from the Net Book Value (NBV) in the Supplier’s Accounting System, is calculated once a year. Monthly SUMF Charges are therefore based on budgeted amounts. At the year end an adjustment is made for the actual depreciation charges, which takes into account asset disposals and increases. The actual Royal Dutch Shell Group Accounts depreciation periods will be applied, which may be subjected to change from time to time.

4.5	Capital charge

The annual Capital Charge for Shared Assets and Shared Assets Under Construction has been defined as 14% on Net Book Value at the end of the previous year. As with depreciation costs, these will be charged on a monthly basis with an adjustment at year end for any changes in NBV (only for corrections which are not the result of depreciation).

5.0	Man-hour tariff for Shared SUMF Items (where applicable)

A budget man-hour tariff will be calculated using the specific department budget for Variable Cost, Direct Site Cost, Overheads, depreciation and capital charge. The sum of these components will be divided by the total amount of the budgeted consumption of man-hours on the Site. Foreseen adjustments in personnel remuneration will be incorporated in the man-hour tariff. The tariff will be fixed for the budget year (year n; equals book year). Different budget man-hour tariffs can be calculated based on differences in direct labour cost. However this is only applicable for departments where different services will be offered by different types of employees.

The monthly charges during the budget year (year n) are based on the budget man-hour tariffs and the budgeted consumption of a specific SUMF Item. The SUMF Charges will be adjusted quarterly for the actual consumption. Within two calendar months after the close of a budget year (year n) the charges will be adjusted for actual man-hour cost based on actual Variable Cost, actual Direct Site Cost, actual Overheads, actual depreciation and actual capital charge thus eliminating any over-recovery and/or under-recovery between all Users.

If, during the last 3 calendar months of the year preceding the budget year (year n-1) and the first 9 calendar months of the budget year (year n) the actual consumption of an individual man-hour cost-based SUMF Item falls below 90% of the budgeted consumption, then the budgeted consumption for the following budget year (year n+1) for that SUMF Item will be reduced, at Supplier’s discretion, to maximum 90% of the budgeted consumption in the budget year (year n). For the purpose of the preceding calculation, for periods of Force Majeure declared by either the Supplier or by the Purchaser, as the case may be, it will be assumed that actual consumption would have been at the budgeted consumption level.

6.0	Allocation of manpower for Shared SUMF Items

All the required manpower incl. for projects and scheduled plant turnarounds will be allocated and agreed during the Annual Budgeting Exercise. The allocation of manpower throughout the year, will be scheduled taking plant breakdowns and other projects into account. This will be agreed between the Supplier and Users during the Annual Plan and Budget exercise. The Supplier will make reasonable efforts to accommodate requests for additional services in excess of the Annual Plan and Budget.

7.0	Classification of costs for Shared SUMF Items

In order to correctly classify all expenses of Supplier, the latest version of the BBS-Procedure ‘CLASSIFICATIE VAN UITGAVEN Supplier/SNC (VOOR CAPEX EN OPEX)’, DOELGROEP: PERNIS EN MOERDIJK (SNC/SNR), Document ID No.: 07.00.20.02, will be used, which is subject to change from time to time.

8.0	Control and Management Information for Shared SUMF Items

In order to assure that the cost accounting practices of the Supplier are in accordance with the principles, monthly financial reports will be prepared. Further reference for Accounting, Controls and Management Information, is made to the latest version of the BBS-Procedure ‘HANDBOEK FINANCIËLE ONDERSTEUNING (SNC/SNR), Document ID No.: 07.00.00.00., which is subject to change from time to time.

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9.0	Utility accounting, the current administration of utilities at the Site

Supplier is the owner and operator of the major utility production facilities and delivers utilities at commercial tariffs to the various corporate entities at the Pernis Complex. The total utility costs consist of two main product-groups:

1.	Fuel and heat (such as natural gas, refinery fuel gas, syngas)

2.	Utilities (such as steam (high, medium, low pressure), electricity, water (drinking, soft, cooling), etc.)

9.1	Utility Accounting

The Supplier utility streams in Pernis are registered in the Utility Accounting System (UA). The Utility Accounting System obtains its information from field instrumentation gathered via various Process Information Systems. The system will administer quantities and allocate the actual consumption or production of utilities to the plants. The next stage is that the total consumption and production quantities are balanced within the Utility Accounting System. If imbalances occur, they will be charged to the various consumers according to a defined protocol (reference is made to the latest version of the BBS-Procedure ‘UTILITY METERING EN -KOSTEN’, HANDBOEK FINANCIËLE ONDERSTEUNING (SNC/SNR), Document ID No.: 07.05.10.25). Every month an interface between the Utility Accounting System and SAP R/3 will send the quantities and prices of the utilities to SAP R/3 where accounting data will be generated.

The following general overview can be given:

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SCHEDULE 4: CURTAILMENT PROCEDURES

Site document RDU.01.1700 dated 01.04.99 covers communication for emergency situations when the supply of major utilities, for example steam, electricity and instrument air, falls below the combined consumption of all consumers on the Site. The document will be available to the Purchaser.

Once a steady state situation has been achieved with the shortfall of a SUMF Item continuing, the allocation of a SUMF Item, including utilities, by the Supplier will be based on the considerations spelled out in Articles 8. of the Agreement and on the principle of equal treatment of all consumers on the Site. Basis for allocation of a particular SUMF Item, including utilities, shall be the actual average consumption over the 12 full calendar months preceding the month in which the curtailment or allocation occurs, corrected for the effects from plant turnarounds and/or cases of Force Majeure.

Site document RDU.01.1700 may be amended and/or complemented from time to time. Allocation of selected utilities will be described in specific Site documents.

The Purchaser will be consulted before any significant changes to curtailment or allocation procedures are being implemented.

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SCHEDULE 5: JOINT OPERATING COMMITTEE AND STEERING

COMMITTEE

•	The Joint Operating Committee shall be composed of the Purchaser’s Representative and the Supplier’s Representative. In addition, any other person requested to attend by any of the Supplier’s Representative and the Purchaser’s Representative shall attend at and report to Joint Operating Committee meetings.

•	The Joint Operating Committee shall:

(A)	monitor the preparation of the Annual Plan and Budget;

(B)	unless practical reasons necessitate direct contact between Purchaser and Supplier, meet to discuss:

(i)	changes to the SUMF Items;

(ii)	modification of the Plans; Annual Plans and Budget

(iii)	notification of any relevant instructions related to the use and modification of the Plant;

(iv)	changes to documented Site methods, procedures and guidelines, whether expressly mentioned in Schedule 2 of the Agreement or not, which have for Supplier foreseeable significant impact on the current operation of the Purchaser’s assets before such changes are being implemented; and

(v)	any other matters which need to be discussed.

(C)	request any actions from the Supplier necessary for the supply of SUMF Item and for the safe and appropriate use of the Plant subject to the cost impact referred to in paragraph (G) below.

(D)	identify any obstacles to meet the Purchaser’s requests.

(E)	identify any need for improvement of the provision of SUMF Item, cost targets or assets utilisation. The Joint Operating Committee shall define the actions required to meet the identified improvements within the framework of the Purchaser’s operation processes used in similar operations or any other industry standards agreed between the Parties pursuant to the Agreement.

(F)	provide support for the implementation of any major projects for which SUMF Item would be provided pursuant to the Agreement.

(G)	define the impact on cost of any SUMF Item modification or improvement notified or requested by the Purchaser so that it could be included in the Annual Plan and Budget wherever appropriate. The extra costs actually incurred within the amount defined by the Joint Operating Committee shall be charged to the Purchaser in accordance with the Agreement.

(H)	The Joint Operating Committee shall have the authority to develop modifications or amendments to the Schedules to the Agreement on behalf of the Parties, however, to become effective any such modifications or amendments must be put in writing and be duly signed by the Parties. The Joint Operating Committee shall, as needed to implement the Agreement, develop mutually agreed protocols and administrative procedures.

•	The Joint Operating Committee shall never be entitled to make any request that would:

(I)	result in any infringement of the law; or

Pernis SUMF Agreement (Kraton/SNR)	1

(J)	would prejudice the autonomy of the Supplier in relation to its staff.

•	The Joint Operating Committee shall meet on a quarterly basis unless agreed otherwise.

•	The Joint Operating Committee will have full access to all the information related to the provision of SUMF Item to the extent reasonably required for fulfilling its tasks, including the evaluation of the performance and of the use of the Plant during such provision.

•	Any member of the Joint Operating Committee appointed by the Purchaser or any person expressly delegated and approved by the Supplier, which approval shall not unreasonably be withheld, shall have full access to any premises owned by the Purchaser in order to review personally the use of assets during the provision of SUMF Item.

•	Access as agreed upon herein shall be subject to the confidentiality obligations similar to those in the Agreement.

•	The members of the Joint Operating Committee shall be subject to confidentiality obligations similar to those in the Agreement.

•	Any Dispute will be solved in accordance with Article 19 of the Agreement.

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SCHEDULE 6: Allocation Keys

All allocation keys and their methodology (for example fixed amounts, percentages, m2, manpower numbers) are described in the relevant schedules 2. General information with regard to allocation can be obtained from schedule 3.

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SCHEDULE 7:

SNR SUMF BUDGET ELASTOMERS (excl. UTILITIES)

2000 (Year in D/l)

Schedule		Elastomers
2000	Management fee	***
2013	Utilities Infrastructure for Steam,...	*** (incl. 2071)
2014	Electricity distribution infrastructure	***
2015	Fire water system	***
2016	Sewer system	***
2018	Outside battery limit pipeline maintenance	***
2030	Waste management services	***
2033	Equipment Clean yard access	***
2034	Central workshop	***
2035	Central lending store	***
2036	Central Warehouse	***
2037	Contracting procurement services	***
2038	Static engineering	***
2039	Technology support (RTS), Waterteam...	***
2040	Refinery Inspection Process Control...	***
2041	Central Management and Administration...	***
2042	Security Services, Reception Services,...	***
2043	Office Services (including Catering and...	***
2050	Human Resource Services	***
2052	Public relations services	***
2053	Legal Services	***
2055	Environmental & Site Planning affairs	***
2057	Safety, health & occupational hygiene...	***
Total		***

[***]	[Confidential Treatment Required]

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